                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------


                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                           ---------------------------

Filed by the Registrant [x]
Filed by a Party other than Registrant [ ]

Check the Appropriate Box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive  Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            SEIBELS BRUCE GROUP, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1.  Title of each class of securities to which transaction applies:
         ______________________________________________________________

     2.  Aggregate number of securities to which transaction applies:
         ______________________________________________________________

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         ______________________________________________________________

     4.  Proposed maximum aggregate value of transaction:
         ______________________________________________________________

     5.  Total fee paid:
         ______________________________________________________________

[x]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1.  Amount Previously Paid:
         __________________________________

     2.  Form, Schedule or Registration Statement No.:
         __________________________________

     3.  Filing Party:
         __________________________________

     4.  Date Filed:
         __________________________________

                          THE SEIBELS BRUCE GROUP, INC.
                                1501 LADY STREET
                         COLUMBIA, SOUTH CAROLINA 29201


                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 14, 1996




TO THE SHAREHOLDERS OF
THE SEIBELS BRUCE GROUP, INC.:


NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of THE SEIBELS BRUCE GROUP, INC. (the "Company") will be held at the offices of the Company at 1501 Lady Street, Columbia, South Carolina 29201 at 11:00 a.m. on Friday, June 14, 1996 for the following purposes:

         (1) To consider and act upon a proposal to increase the authorized common stock of the Company, par value $1.00 per share (the "Common Stock") from 25,000,000 to 50,000,000 shares and to amend the Company's Articles of Incorporation accordingly;

         (2) To consider and act upon a proposal to approve the issuance of 6,250,000 shares of Common Stock (the "Powers Shares"), the issuance of options (the "Powers Options") to purchase a further 6,250,000 shares of Common Stock at an exercise price per share of the greater of $1.50 or the book value per share at the date of exercise with respect to 3,125,000 shares and the greater of $2.00 or the book value per share at the date of exercise with respect to a further 3,125,000 shares, and the issuance of the shares of Common Stock underlying the Powers Options (the "Powers Option Shares") for an aggregate purchase price of $6,250,000, as contemplated by the Stock Purchase Agreement, dated as of January 29, 1996, as amended January 30, 1996 (the "Powers Agreement"), between the Company and Charles H. Powers, Walker S. Powers, Rex Huggins and Jane Huggins (collectively, the "Powers"), which approval is required by the ByLaws of the National Association of Securities Dealers, Inc. (the "NASD");

         (3) To consider and act upon a proposal to grant full and unlimited voting rights under the South Carolina Control Share Acquisitions Act to all 12,500,000 shares of Common Stock purchased or to be purchased by the Powers pursuant to the Powers Agreement and the Powers Options, in accordance and in compliance with Title 35, Chapter 2, Article 1, ss. 35-2-109 of the South Carolina Code;

         (4) To consider and act upon a proposal to increase the number of directors of the Company from 11 to 18;

         (5) To consider and act upon a proposal to adopt a stock option plan for non-employee directors of the Company;

         (6) To consider and act upon a proposal to adopt a stock option plan to supersede the 1987 Stock Option Plan, for the employees of the Company; and

         (7) To consider and act upon a proposal to adopt a stock option plan for independent agents of the Company.

         All of the foregoing is more fully set forth in the Proxy Statement accompanying this Notice.

         Shareholders may be entitled to assert dissenters' rights under Chapter 13 of Title 33 of the South Carolina Business Corporation Act of 1988 with respect to Proposal 3.

         The transfer books of the Company will close as of the end of business on April 11, 1996 (the "Record Date") for purposes of determining shareholders who are entitled to notice of and to vote at the Meeting, but will not be closed for any other purpose.

         SHAREHOLDERS ARE URGED TO FILL IN AND EXECUTE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED WHEN MAILED IN THE UNITED STATES. YOUR ATTENDANCE AT THE MEETING IS ENCOURAGED. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE FILL IN AND EXECUTE THE ENCLOSED PROXY. IF YOU ATTEND THE MEETING AND DECIDE THAT YOU WANT TO VOTE IN PERSON, YOU MAY REVOKE YOUR PROXY. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF ALL OF THE PROPOSALS DESCRIBED HEREIN TO BE CONSIDERED AT THE MEETING.

                       By Order of the Board of Directors



                                                     Priscilla C. Brooks
                                                     Corporate Secretary
May 8, 1996

                          THE SEIBELS BRUCE GROUP, INC.
                                1501 LADY STREET
                         COLUMBIA, SOUTH CAROLINA 29201


                                 PROXY STATEMENT
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 14, 1996


                                  INTRODUCTION

General

This Proxy Statement is furnished to the shareholders of the common stock, par value $1.00 per share (the "Common Stock"), of The Seibels Bruce Group, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") to be voted at a Special Meeting of Shareholders (the "Meeting") to be held at the offices of the Company, 1501 Lady Street, Columbia, South Carolina 29201, at 11:00 a.m. on Friday, June 14, 1996 and at any adjournments thereof. It is anticipated that this Proxy Statement will be mailed to shareholders on or about May 8, 1996.

A proxy card is enclosed. Any shareholder who executes and delivers a proxy may revoke it prior to its use by (i) giving written notice of such revocation to the Corporate Secretary of the Company at P.O. Box 1, Columbia, South Carolina 29202, the Company's mailing address; or (ii) executing and delivering to the Corporate Secretary of the Company (by mail at P.O. Box 1, Columbia, South Carolina 29202, or by delivery at 1501 Lady Street, Columbia, South Carolina 29201) a proxy bearing a later date; or (iii) appearing at the Meeting and voting in person. When proxies in the accompanying form are returned properly executed, the shares represented by proxies which have not been revoked will be voted in accordance with the instructions noted thereon. Abstentions and "broker non-votes" are each included in the determination of the number of shares present and voting, but are not counted as votes for proposals presented to shareholders. Abstentions and broker non-votes will have the same effect as a vote against proposals 1 and 3. (A "broker non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.)

Unless otherwise specified, the proxies will be voted in favor of the proposals set forth below (collectively, the "Proposals")

         (1) To consider and act upon a proposal to increase the authorized common stock of the Company, par value $1.00 per share (the "Common Stock") from 25,000,000 to 50,000,000 shares and to amend the Company's Articles of Incorporation accordingly;

         (2) To consider and act upon a proposal to approve the issuance of 6,250,000 shares of Common Stock (the "Powers Shares"), the issuance of options (the "Powers Options") to purchase a further 6,250,000 shares of Common Stock at an exercise price per share of the greater of $1.50 or the book value per share at the date of exercise with respect to 3,125,000 shares and the greater of $2.00 or the book value per share at the date of exercise with respect to a further 3,125,000 shares, and the issuance of the shares of Common Stock underlying the Powers Options (the "Powers Option Shares") for an aggregate purchase price of $6,250,000, as contemplated by the Stock Purchase Agreement, dated as of January 29, 1996, as amended January 30, 1996 (the "Powers Agreement"), between the Company and Charles H. Powers, Walker S. Powers, Rex Huggins and Jane Huggins (collectively, the "Powers"), which approval is required by the By-Laws of the National Association of Securities Dealers, Inc. (the "NASD");

         (3) To consider and act upon a proposal to grant full and unlimited voting rights under the South Carolina Control Share Acquisitions Act to all 12,500,000 shares of Common Stock purchased or to be purchased by the Powers pursuant to the Powers Agreement and the Powers Options, in accordance and in compliance with Title 35, Chapter 2, Article 1, ss. 35-2-109 of the South Carolina Code;

         (4) To consider and act upon a proposal to increase the number of directors of the Company from 11 to 18;

         (5) To consider and act upon a proposal to adopt a stock option plan for non-employee directors of the Company;

         (6) To consider and act upon a proposal to adopt a stock option plan to supersede the 1987 Stock Option Plan, for the employees of the Company; and

         (7) To consider and act upon a proposal to adopt a stock option plan for independent agents of the Company.

The Board of Directors recommends that shareholders vote "FOR" or grant authority to vote "FOR" each of the Proposals. In accordance with South Carolina law and the Bylaws of the Company, no other matters may properly come before the Meeting without additional notice from the Company.

Voting

Only holders of record of outstanding shares of Common Stock as of April 11, 1996 (the "Record Date"), will be entitled to notice of and to vote at the Meeting. On the Record Date, there were 18,407,686 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote except with respect to Proposal 3, as described below. Unless otherwise indicated, the proxy will be voted in favor of all of the Proposals. As of December 31, 1995, there were 16,772,686 shares of Common Stock outstanding as reported in the Company's 1995 Annual Report on Form 10-K, included as an appendix hereto. An additional 1,635,000 shares (the "Avent Shares") were issued on March 29, 1995 pursuant to a stock purchase agreement entered into with Fred C. Avent and others (the "Avent Transaction") (referred to collectively as the "Avent Group"). In addition to the Avent Shares, the Avent Group is entitled to receive options (the "Avent Options") to purchase an additional 1,635,000 shares of Common Stock (the "Avent Option Shares"). See "RECENT DEVELOPMENTS--The Avent Transaction".

Mr. Saad Alissa and his affiliates (the "Alissa Group"), who collectively own 8,152,200 shares of Common Stock (representing 44.29% of the shares outstanding), and the directors and executive officers of the Company, who collectively own 1,282,430 shares of Common Stock (representing 6.97% of the shares outstanding) have indicated to the Company that they intend to vote for the Proposals at the Meeting (except to the extent that shares owned by directors and officers are excluded from voting on Proposal 3, as discussed below). Therefore, shareholders owning an aggregate of 9,434,630 (51.25%) have indicated that they intend to vote for the Proposals (other than Proposal 3).

The presence, in person or by proxy, of the holders of a majority of the shares issued and outstanding and entitled to vote constitutes a quorum for the Meeting. In addition to quorum requirements, however, approval of Proposal 1 requires the affirmative vote of two-thirds of all outstanding shares, and approval of Proposal 3 requires the affirmative vote of a majority of all outstanding shares, excluding "Interested Shares" (as defined below).

For Proposal 1 to be approved, the affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock is required. Therefore, abstentions will have the same effect as a vote against Proposal 1.

For Proposals 2, 4, 5, 6 and 7 to be approved, the affirmative vote of a majority of the votes cast in person or by proxy at the Meeting is required. All outstanding shares of Common Stock are eligible to vote on Proposals 2, 4, 5, 6 and 7.


For Proposal 3 to be approved, the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock (excluding "Interested Shares" as that term is defined in the South Carolina Control Share Acquisitions Act) is required. Therefore, abstentions will have the same effect as a vote against Proposal 3. As more fully discussed under the heading "PROPOSALS RELATING TO THE POWERS TRANSACTION: PROPOSALS 1, 2, 3 AND 4 -- Grant of Voting Rights under the South Carolina Control Share Acquisitions Act," a vote is required on Proposal 3 under the provisions of the South Carolina Control Share Acquisitions Act in order to grant voting rights to the Powers Shares and the Powers Option Shares. "Interested Shares" are any shares of Common Stock that are owned or the voting of which may be exercised or directed in the election of directors by the Powers (and any other persons who may constitute a group with any of the Powers within the meaning of Rule l3d-5 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), as well as all shares of Common Stock that are owned or the voting of which may be exercised or directed in the election of directors, by any officer of the Company or any director who is also an employee of the Company. Based on information provided to the Company by the Powers, the Powers (including any person who with the Powers would constitute a group under the Exchange Act), owned an aggregate amount of 364,206 shares of Common Stock as of the Record Date. An additional 32,000 shares of Common Stock owned by directors and officers of the Company constituted Interested Shares as of the Record Date. See "PROPOSALS RELATING TO THE POWERS TRANSACTION: PROPOSALS 1, 2, 3 AND 4 -- Proposal 3: Powers Agreement -- Grant of Voting Rights under the South Carolina Control Share Acquisitions Act -- Vote Required." Accordingly, 396,206 shares constitute Interested Shares, and the remaining 18,011,480 shares of Common Stock will be eligible to vote on Proposal 3.

THE ACCOMPANYING PROXY FORM IS SOLICITED BY THE BOARD OF DIRECTORS AND IS REVOCABLE AT ANY TIME PRIOR TO BEING EXERCISED. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS THEREON. IF A CHOICE IS NOT INDICATED, HOWEVER, THE PROXY WILL BE VOTED IN FAVOR OF THE DESCRIBED PROPOSALS TO BE CONSIDERED AT THE MEETING, AND IN THE BEST JUDGMENT OF THE PROXIES CONCERNING ALL OTHER PROPOSALS CONSIDERED AT THE MEETING.

Risks Associated with the Powers Transaction

The proposed transaction with the Powers (the "Powers Transaction") will cause a substantial reduction in the proportionate equity interest in the Company of the Company's existing shareholders. The issuance of the Powers Shares (and the potential future issuance in the case of the Powers Options), will add a significant number of shares to the shares already issued and outstanding which may have an adverse effect on the market price of the Company's shares. The closing prices of the Company's Common Stock on December 15, 1995 and December 19, 1995, the business dates immediately prior to and after the date of the announcement of the Powers Transaction (as then proposed), were $1.1875 and $1.75, respectively. The market price of the Company's shares of Common Stock may be adversely affected by the registration of the Powers Shares, the Powers Option Shares, the Avent Shares, the Avent Option Shares, and the shares currently owned by the Alissa Group (the "Alissa Shares"). The Company expects to file a registration statement with respect to all of these shares if the Powers Transaction is approved at the Meeting.

Assuming no exercise of the Powers Options, the consummation of the Powers Transaction will increase the number of issued and outstanding shares from 18,407,686 to 24,657,686, representing an increase of 33.95%. Assuming the exercise of the Powers Options, the number of issued and outstanding shares would be 30,907,686, an increase of 67.91% over the number of issued and outstanding shares on March 30, 1996. The foregoing calculations include as issued the 1,635,000 Avent Shares and assume no exercise of the 1,635,000 Avent Options issued in connection with the Avent Transaction.

The Powers, by virtue of owning 26.82% of the Company's Common Stock (assuming no exercise of the Powers Options or the Avent Options) or 41.62% (assuming exercise of all the Powers Options but no exercise of the Avent Options or other options), together with a contractual right to nominate two directors for election to the Board of Directors, will have the ability to significantly influence the management and affairs of the Company. In addition, the Powers, together with the Alissa Group, will have the right to nominate a majority of the Board of Directors, and the Powers, the Alissa Group and the executive officers and directors of the Company and their affiliates will own an aggregate of approximately 16,048,836 shares, representing 65.09% of the total shares outstanding (assuming no exercise of the Powers Options or other options outstanding) or 22,298,836 shares, representing 72.15% (assuming exercise of the Powers Options, but no exercise of any other options outstanding). Such a high level of ownership in the Powers, Alissa Group and management of the Company may have the effect of preventing, discouraging or delaying a change in control of the Company and may adversely affect the voting and other rights of other holders of Common Stock. Although there is no contract, arrangement, understanding, or other relationship among such persons, the consummation of the Powers Transaction could make it more difficult for a third party to acquire control of the Company without the support of the incumbent Board of Directors, the Alissa Group, or the Powers. See "BACKGROUND OF PROPOSALS RELATING TO THE POWERS TRANSACTION: PROPOSALS 1, 2, 3 AND 4 -- Summary of Terms of the Powers Agreement and Powers Options" and "ANTITAKEOVER EFFECTS OF THE SHARE ISSUANCE AND APPROVAL OF PROPOSALS 1, 2, 3 And 4."

The Powers Transaction is the result of the Company's continuing efforts to strengthen the capital and surplus of the Company and its subsidiaries. The minimum required capital and surplus for a multiple lines insurance company in South Carolina, such as the South Carolina Insurance Company ("SCIC"), the Company's principal insurance subsidiary, is approximately $3,000,000. Due to its limited capital and surplus, in early 1995, SCIC instituted a plan to non-review all property business. This elimination of property exposures enabled SCIC to renegotiate its catastrophic reinsurance contract that previously costs it $1,300,000 per year. Effective March 15, 1995, all auto liability business written in North Carolina was ceded to the North Carolina Reinsurance Facility. On April 13, 1995, SCIC voluntarily agreed with the South Carolina Department of Insurance (the "Department") to suspend temporarily all new and renewal activity where SCIC retained net underwriting risk. Because of its limited capital and surplus, SCIC agreed that it would not resume writing any policy of insurance in which SCIC bears any risk without approval from the Deparmtnet. The Powers Transaction will greatly increase the statutory capital and surplus of SCIC and decrease the chance that a sudden and/or unexpected loss could render SCIC unexpectedly below the statutory surplus requirements, thereby causing the Department to take over the company for rehabilitation and/or liquidation. By increasing its capital and surplus to more than $15,500,000 (pro forma as of December 31, 1995), SCIC will be in a much stronger financial position and management believes that it will be better placed to seek approval from the Department to resume writing policies in which SCIC bears risk, subject to acceptance by the Department of the Company's business plan, and to such volume and other limitations as the Department may impose. There is no guarantee, however, that the Department will allow SCIC to resume writing policies in which SCIC retains risk.

Financial Information

The Company's Annual Report on Form l0-K for the year ended December 31, 1995 is incorporated into this Proxy Statement by reference. A copy of the Annual Report is enclosed as an appendix to this Proxy Statement. Shareholders may also obtain copies of this Report without charge upon written request addressed to the Corporate Secretary, The Seibels Bruce Group, Inc., P.O. Box 1, Columbia, South Carolina 29202. If the person requesting a copy of the Report is not a shareholder of record, the request must include a representation that he is a beneficial owner of the Company's Common Stock. Representatives of Arthur Andersen, LLP, the Company's principal accountants for the current year and for the most recently completed fiscal year are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.


                                                 TABLE OF CONTENTS

INTRODUCTION......................................................................................................1
         General  ................................................................................................1
         Voting   ................................................................................................2
         Risks Associated with the Powers Transaction.............................................................3
         Financial Information....................................................................................3

TABLE OF CONTENTS.................................................................................................4

BACKGROUND OF PROPOSALS RELATING TO THE
         POWERS TRANSACTION: PROPOSALS 1, 2, 3 AND 4..............................................................8
         Background of Powers Transaction.........................................................................8
                  Introduction....................................................................................8
                  Recommendation of the Board of Directors........................................................8
                  The Company's Need for Capital..................................................................8
                  The Company's Efforts to Obtain Capital.........................................................9
                  Opinion of Financial Advisor...................................................................10
                  Analysis of Liquidation Value of the Company...................................................12
                  Use of Proceeds................................................................................12
                  General Effect on Existing Shareholders........................................................12
                  The Powers.....................................................................................13
         Unaudited Pro Forma Financial Data......................................................................13
         Summary of the Powers Agreement and the Powers Options..................................................15
                  The Powers Agreement...........................................................................15
                  Purchase and Sale of the Powers Shares and Options.............................................15
                  Representations, Warranties and Covenants......................................................15
                  Registration Rights with Respect to Shares.....................................................15
                  Conditions to the Powers Agreement.............................................................16
                  Termination....................................................................................16
                  Restrictions on Transfer.......................................................................16
                  Designation of Directors.......................................................................16
                  Indemnification................................................................................17
                  The Powers Options.............................................................................17

PROPOSALS RELATING TO THE POWERS  TRANSACTION:  PROPOSALS 1, 2, 3 AND 4..........................................18
         Proposal 1:  Increase in Number of Authorized Shares of Common Stock....................................18
                  Vote Required..................................................................................19
         Proposal 2:  Approval of Securities Issuance Pursuant to the Powers Agreement and the Powers
                  Options........................................................................................19
                  Vote Required..................................................................................19
         Proposal 3:  Powers Agreement -- Grant of Voting Rights under the South Carolina Control Share
                  Acquisitions Act...............................................................................20
                  The South Carolina Control Share Acquisitions Act ("CSAA").....................................20
                  Acquisition of Shares by the Powers............................................................20
                  Vote Required..................................................................................20
                  Dissenters' Rights with Respect to Proposal 3..................................................21
         Proposal 4:  Increase In Number of Directors............................................................23
                  Introduction...................................................................................23
                  Board Resolution...............................................................................23
                  Vote Required..................................................................................23

ANTITAKEOVER EFFECTS OF THE SHARE ISSUANCE
         AND APPROVAL OF PROPOSALS 1, 2, 3 AND 4.................................................................24
         Introduction............................................................................................24
         Existing Antitakeover Provisions........................................................................24
                  South Carolina Control Share Acquisitions Act..................................................24
                  South Carolina Business Combination Statute....................................................24
                  Supermajority Voting Requirements..............................................................25


                                                      -5-



                  Classified Board of Directors; Removal of Directors............................................25

BACKGROUND OF PROPOSALS RELATING TO STOCK PLANS FOR DIRECTORS, EMPLOYEES AND
         AGENTS:  PROPOSALS 5, 6 AND 7...........................................................................26
         Background of Stock Plans for Directors, Employees and Agents...........................................26
         Benefits to be Received upon Shareholder Approval
                  of the Plans Contemplated by Proposals 5, 6 and 7..............................................26

PROPOSALS RELATING TO STOCK PLANS FOR DIRECTORS, EMPLOYEES AND AGENTS:
         PROPOSALS 5, 6 AND 7....................................................................................27
         Proposal 5:  Approval of the 1995 Non-employee Directors Stock Option Plan..............................27
                  Introduction...................................................................................27
                  Eligibility....................................................................................27
                  Administration.................................................................................27
                  Award of Options and Shares....................................................................28
                  Transferability of Options.....................................................................28
                  Amendment of the 1995 Directors Plan...........................................................28
                  Federal Income Tax Consequences of the 1995 Non-Employee Directors Stock Option Plan
                            .....................................................................................28
                  Vote Required..................................................................................28
         Proposal 6: Approval of the 1996 Employee Stock Option Plan.............................................28
                  Introduction...................................................................................28
                  Eligibility....................................................................................29
                  Administration.................................................................................29
                  Stock Options..................................................................................29
                  Restricted Stock...............................................................................30
                  Incentive Stock................................................................................30
                  Transferability of Incentive Awards............................................................30
                  Amendment of the 1996 Plan and Incentive Awards................................................30
                  Federal Income Tax Consequences of the 1996 Plan...............................................30
                  Vote Required..................................................................................31
         Proposal 7:  Approval of the 1995 Stock Option Plan for Independent Agents..............................31
                  Introduction...................................................................................31
                  Eligibility....................................................................................31
                  Administration.................................................................................31
                  Award of Options...............................................................................31
                  Transferability of Options.....................................................................32
                  Amendment or Termination of the 1995 Agents Plan...............................................32
                  Federal Income Tax Consequences of the 1995 Agents Plan........................................32
                  Vote Required..................................................................................32

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS.................................................................32
         Directors' Compensation.................................................................................32
         Compensation of Executive Officers......................................................................33
         Option Grants...........................................................................................34
         Option Exercises and Year-End Holdings..................................................................35
         Employment Agreements...................................................................................35
                  Effective Dates of Employment..................................................................35
                  Salary   ......................................................................................35
                  Bonus    ......................................................................................35
                  Stock Options..................................................................................35
                  Covenant Not to Compete........................................................................36
                  Termination....................................................................................36
         Report of the Board of Directors on Executive Compensation..............................................36
         Compensation Committee Interlocks and Insider Participation in Compensation Decisions...................37
         Stock Performance Chart.................................................................................37
         Certain Transactions....................................................................................39


                                                      -6-




SECURITY OWNERSHIP OF THE COMPANY................................................................................39

RECENT DEVELOPMENTS..............................................................................................40
         Sale of Consolidated American...........................................................................40
         The Avent Transaction...................................................................................40

GENERAL  ........................................................................................................41
         Expenses of Solicitation................................................................................41
         Additional Information..................................................................................41
         Incorporation by Reference..............................................................................41

ANNEXES AND APPENDIX:

Annex A Stock Purchase Agreement dated as of January 29, 1996 between Charles H. Powers and Walker S. Powers on the one hand, and The Seibels Bruce Group, Inc., and amendment thereto (the "Powers Agreement").

Annex B Stock Option Agreement dated as of January 30, 1996 between Charles H. Powers, Walker S. Powers and Rex and Jane Huggins on the one hand, and The Seibels Bruce Group, Inc.

Annex C           Opinion of Advest, Inc. dated February 7, 1996.

Annex D Chapter 13 (Dissenters' Rights) of Title 33 of the Code of Laws of South Carolina.

Annex E           1995  Non-employee  Directors  Stock  Option  Plan (the  "1995
                  Directors Plan").

Annex F           1996 Employee Stock Option Plan (the "1996 Plan").

Annex G           1995  Stock  Option  Plan for  Independent  Agents  (the "1995
                  Agents Plan").

Appendix          Annual  Report on  Form  10-K  for the year ended December 31,
                  1995.

                     BACKGROUND OF PROPOSALS RELATING TO THE
                   POWERS TRANSACTION: PROPOSALS 1, 2, 3 AND 4

Background of Powers Transaction

     Introduction. Since late 1994, the Company has been pursuing strategic options, including a significant capital infusion to strengthen the capital and surplus of its insurance subsidiaries, and to enable its insurance subsidiaries to re-enter the risk-based insurance business. During 1995, the Company considered a number of strategies to raise capital, including negotiations with six prospective investors or purchasers. In November, 1995, the Company entered into negotiations with Charles H. Powers, and on January 29, 1996, the Company entered into a Stock Purchase Agreement (the "Powers Agreement") with Charles H. Powers and Walker S. Powers; the Powers Agreement was amended as of January 30, 1996 to include as parties Rex and Jane Huggins (Charles and Walker S. Powers and Rex and Jane Huggins are collectively referred to herein as the "Powers"). Pursuant to the Powers Agreement, the Company agreed to issue 6,250,000 shares of Common Stock (the "Powers Shares") and options to purchase a further 6,250,000 shares of Common Stock at an exercise price per share of the greater of book value or $1.50 per share with respect to 3,125,000 shares and the greater of book value or $2.00 per share with respect to a further 3,125,000 shares, to the Powers in consideration for an aggregate purchase price of $6,250,000 (the "Purchase Price"). In accordance with the Powers Agreement, the Company prepared (subject to the conditions to the Powers Agreement described below) certificates representing the Powers Shares, and such certificates, together with the Powers Option Agreement referred to below, were delivered to Haigh Porter, Esq., the Powers' attorney (the "Powers' Attorney"), and the Purchase Price was delivered to the Company, on January 30, 1996, to be held in escrow pending approval of Proposals 1, 2 and 3 by the Company's shareholders as described herein ("Shareholder Approval") and the receipt of approvals from the insurance regulatory authorities of South Carolina in which the Company's principal insurance subsidiary is domiciled, and Kentucky, in which one of the Company's insurance subsidiaries is domiciled, ("Regulatory Approval"). The Company has agreed under the Powers Agreement to use its best efforts to obtain Shareholder Approval.

Recommendation of the Board of Directors. At its meeting on January 30, 1996, the Board unanimously approved the Powers Transaction and resolved to submit Proposals 1, 2 and 3 to the shareholders. The Board recommends that the shareholders vote for Proposals 1, 2 and 3 because the Powers Transaction represents, in the Board's view, the Company's best available option for raising much-needed capital.

The Powers Transaction will greatly increase the statutory capital and surplus of the South Carolina Insurance Company ("SCIC") and decrease the chance that a sudden and/or unexpected loss could render SCIC unexpectedly below the statutory surplus requirements, thereby causing the South Carolina Department of Insurance (the "Department") to take over the company for rehabilitation and/or liquidation. By increasing its capital and surplus to more than $15,500,00 (pro forma as of December 31, 1995), SCIC will be in a much stronger financial position and management believes that it will be better placed to seek approval from the Department to resume writing policies in which SCIC bears risk, subject to acceptance by the Department of the Company's business plan, and to such volume and other limitations as the Department may impose.

The Board believes the Powers Transaction is fair to and in the best interests of the shareholders as a whole because (i) all shares to be purchased by the Powers are priced at or above book value and existing shareholders are thus protected against book value dilution; and (ii) the Board believes that the price to be paid by the Powers compares favorably with the share price of the Company's peer group, and with the other options considered by the Company during 1995. Though the Powers Transaction will cause a substantial reduction in the existing shareholders' proportionate equity interest in the Company, the Board believes this reduction is outweighed by the enhancement of the Company's net book value per share and capital and surplus.

     The Company's Need for Capital. The Powers Transaction is the result of the Company's continuing efforts to strengthen the capital and surplus of the Company and its subsidiaries. The minimum required capital and surplus for a multiple lines insurance company in South Carolina, such as SCIC, the Company's principal insurance subsidiary, is approximately $3,000,000. Due to its limited capital and surplus, in early 1995, SCIC instituted a plan to non-renew all property business. This elimination of property exposures enabled SCIC to renegotiate its catastrophic reinsurance contract that previously cost it $1,300,000 per year. Effective March 15, 1995, all auto liability business written in North Carolina was ceded to the North Carolina Reinsurance Facility. On April 13, 1995, SCIC voluntarily agreed with the Department to suspend temporarily all new and renewal activity where SCIC retained net underwriting risk. During the following weeks and months, management of the Company maintained close contact with the Department, meeting frequently with the staff of the Department, to discuss the Company's need for and efforts to raise, capital and the Company's finances and reserves. Because of its limited capital and surplus, SCIC agreed that it would not resume writing any policy of insurance in which SCIC bears any risk without approval from the Department.

The Company's Efforts to Obtain Capital. The Powers Transaction is the culmination of a process initiated by the Board of Directors to obtain additional financing for the Company. In late 1994, the Company identified the desirability of engaging a financial advisor to assist the Company, including assistance in capital formation. The

Board considered several advisors, and in January 1995, engaged Advest, Inc. ("Advest") to serve as financial advisor to the Company. Advest was engaged to assist the Company in the development of a strategic operating and development plan for the Company and its component entities, and to participate in financial planning and capital formation projects. The Company, with the assistance of Advest, considered a large number of potential investment and acquisition options during 1995.

     During 1995, Advest approached approximately 25 companies regarding an investment in, or purchase of, the Company. In addition, the Company sought prospective investors, purchasers or partners through its existing contacts in the insurance industry. These efforts produced six prospects (including the Powers) (referred to herein as "Prospects 1-6") whose interest rose to the level of negotiating terms and/or conducting due diligence. (In addition, the Company sought to generate additional capital by the sale of its headquarters building and the sale of a dormant subsidiary, Consolidated American. See "RECENT DEVELOPMENTS -- Sale of Consolidated American.")

Prospect 1 conducted diligence in April, 1995, but thereafter decided not to proceed with any investment or purchase. Prospect 2 initially proposed to purchase certain lines of business from SCIC. Although that transaction did not proceed, Prospect 2 did enter into an agreement with the Company in May 1995 to provide advice and counsel to the Company, and to assess its opportunities and values, in exchange for a right of first refusal to match any third party purchase or investment. Prospect 2 ultimately did not make any concrete proposal to the Company, and waived its right of first refusal with respect to the Powers Transaction. Accordingly, the Company did not pursue a transaction with Prospect 2.

In May and June of 1995, management of the Company, the full Board and the Executive Committee of the Board met with several prospective purchasers or investors. Advest contacted sixteen parties during June, of which eight were not interested in pursuing a transaction with the Company, five were indefinite and three (Prospects 3, 4 and 5) expressed interest. Prospect 3 proposed a $10,000,000 investment in return for an 80% interest in the Company, thus valuing the existing shares at only $.15 each, a level which was unacceptable to the Company. Accordingly, the Company did not pursue a transaction with Prospect 3.

In August, 1995, the Company received proposals from Prospects 4 and 5. The proposal from Prospect 4 contemplated the acquisition by Prospect 4 of effective control of the Company through one of two options, one of which would have involved the contribution by Prospect 4 of all of its operations into the Company in exchange for 192.3 million newly issued shares of the Company, and the other of which would have involved a share exchange transaction in which Prospect 4 would have acquired 40% of the Company, effectively valuing the Company at $1.00 per share, with a five year option to acquire a further 11,000,000 shares at $1.00 per share in cash or stock. The decision as to which of these two structures to pursue was entirely in the control of Prospect 4, a circumstance which was unacceptable to the Company, and the Company therefore did not pursue the proposal from Prospect 4.

The proposal from Prospect 5 involved three elements: (a) the transfer of certain loss reserves by SCIC to Prospect 5, (b) the purchase of 5,000,000 shares of the Company's Common Stock for $1.00 per share; and (c) a management agreement under which management company would assume responsibility for management of the Company and would earn options to purchase up to 12,000,000 additional shares. The Company was concerned that the valuation of the loss reserves proposed by Prospect 5 was not adequate, that the proposal did not involve a sufficient capital infusion to permit SCIC to seek to re-enter the risk-based insurance business, and that it required the Company to give up management control (through the management agreement) for a less than 25% investment. In October the Company made a counteroffer to Prospect 5 to address these concerns. That counteroffer was not accepted by the end of October, the deadline imposed by the Company, and the Company therefore did not pursue a transaction with Prospect 5.

In early November, Prospect 6, Charles H. Powers was introduced to the Company through two individuals familiar both to Mr. Powers and to the Company: an insurance agent and the Company's registered lobbyist. The Company's President met with Mr. Powers on November 6 to discuss a possible transaction, and reported the results of this preliminary meeting to the Executive Committee on November 8. Management of the Company subsequently met with Mr. Powers and his accountant on November 15, and by conference call with the Department on November 17. The results of these discussions were reported to the full Board at its meeting on November 20. The transaction, as then proposed, contemplated a capital infusion of $5,000,000 by Mr. Powers into SCIC, in exchange for debt of SCIC convertible into 5,000,000 shares of Company Common Stock, and options to purchase 5,000,000 additional shares at the greater of $1.50 per share for 2,500,000 shares and $2.00 per share for 2,500,000 shares, or the net book value per share of the Common Stock at the time of exercise. The Board considered the Powers proposal in detail at its November 20 meeting, including a comparison with the Prospect 5 proposal, and with the status quo. The Board noted that the Powers proposal had several advantages over the Prospect 5 proposal, including
(a) leaving the entire loss reserve with SCIC; (b) involving less potential dilution of the existing shareholders because the Powers Transaction contemplated the issuance of 10,000,000 (later increased to 12,500,000) rather than 17,000,000 shares; and (c) leaving management control of the Company with the Board because the Powers did not seek to enter a management agreement with the Company, and would have the right only to nominate two directors. Accordingly, the Board authorized management to proceed with negotiations with Mr. Powers.

During the following weeks, management continued its negotiations with Mr. Powers, which included seeking a larger investment to enhance SCIC's capital and surplus, and thus improve the Company's position with respect to re-entering the risk-based business.

At its meeting on December 18, 1995, the Board considered the terms of a draft letter of intent presented by Mr. Powers, including a proposal by Mr. Powers to invest $5,500,000 in exchange for 5,500,000 shares and 5,500,000 options. The Board discussed the terms of the proposal, including with representatives of management who were present at the meeting, and noted that there were currently no other proposals available to the Company. Following discussion, the Board unanimously approved the letter of intent with Mr. Powers and authorized management to proceed with the transaction, with a contemplated closing in late January 1996.

During late 1995 and early 1996, management of the Company continued to negotiate the proposed transaction with Mr. Powers. In these negotiations, management sought to increase the size of the investment, resulting in the terms contained in the Powers Agreement, including an aggregate investment by Mr. Powers, his son, and daughter and son-in-law, of $6,250,000 for 6,250,000 shares and 6,250,000 options. On January 29, 1996, the Executive Committee, and on January 30, 1996, the full Board, considered these proposed terms, the condition of the Company, and its alternatives, and unanimously approved the Powers Agreement.

Opinion of Financial Advisor. Advest has delivered a written opinion (the "Fairness Opinion"), dated January 29, 1996 and revised February 7, 1996, that in its opinion the financial terms of the investment contemplated by the Powers Transaction, taken as a whole, are fair from a financial point of view to the Company and its shareholders. A copy of the Fairness Opinion is attached as Annex C. Advest did not recommend the consideration to be paid by the Powers, which was the result of negotiation between the Company and the Powers.

In arriving at the Fairness Opinion, Advest (i) compared the Purchase Price to be paid by the Powers, as a multiple of the Company's book value and earnings, with a peer group of companies; (ii) compared the Purchase Price with the market price of the Company's shares; (iii) compared the Purchase Price and the terms of the Powers Transaction with the prices and terms proposed by other potential investors or acquirors with which the Company had negotiated during 1995; and
(iv) considered whether the Powers Transaction would cause book value dilution to the existing shareholders. Of these four factors, (i) was most important, followed by (ii), (iii) and (iv) respectively, to the Advest analysis.

Peer Group Comparison. Advest noted that the Purchase Price of $1.00 per share represented a ratio of price to book value per share of the Company (based on the Company's book value per share at September 30, 1995, of $.45) of 220%, and a ratio of price to earnings per share (based on the Company's operating profit for the six month period ended September 30, 1995 annualized, of $.119 per share) of 8.40x, both of which compared favorably with the comparable ratios of a peer group of publicly held small to mid-sized troubled property/casualty insurers, for which the range of share price to book value per share was 13.8% to 164.7% (average for the peer group 85.6%) and the range of share price to earnings per share was 4.07x to 10.60x (average for the peer group 6.73x). Although there was one member of the peer group for which the ratio of share price to earnings per share was higher than the Powers Transaction, Advest nonetheless concluded that the Purchase Price to be paid by the Powers compared favorably to the peer group, given (i) the Company's history of losses (included a loss reported for 1994 and for the first quarter of 1995) and the consequent uncertainty with respect to the Company's future earnings, (ii) the average price/earnings and price/book value ratios for the peer group, which were lower than the ratio presented by the Powers Transaction and (iii) the lower ratios for all other members of the peer group. The peer group was comprised of MCM Corporation, Citation Insurance Group, North East Insurance, Pacific Rim
Insurance, Motor Club of America, Omni Insurance, U.S. Capital Corp. and Riverside Group.


Comparison with the Company's Market Price Per Share. Advest compared the Purchase Price per share of $1.00 to the trading range of the Company's shares during 1995. Advest noted that, during the 26 week period ended December 31, 1995 median closing price was $.9375. Advest noted that the Purchase Price compared favorably to the market price, given that (i) recent increases in the market price were attributable to the news of the Powers Transaction itself, and
(ii) the Powers Shares would not be registered or freely tradeable immediately after the closing of the Powers Transaction, a fact which would justify a discount from market price. Advest believed that the comparison of the Purchase Price with the market prices of the peer group and of the Company was appropriate, even though the Powers Transation involved the acquisition by the Powers of a significant amount of stock, because the Powers Transaction was not a merger or takeover of the Company by the Powers (given the fact that the Alissa Group would continue to be the Company's largest shareholder and would continue to nominate one less than half of the Board of Dirctors). By contrast, had the transaction involved an acquisition by the Powers of control of the Company, payment of a "control premium" over market price would have been justified. Nonetheless, Advest also reviewed insurance industry data, including merger and acquisition data, as contained in Philo Smith & Co. Inc.'s The Insurance and Financial Review and concluded that the Powers Transaction compared favorably with those transactions.

Comparison with the Company's Other Proposed Transactions. Advest was also very familiar with the circumstances of the Company, including its need to increase capital and surplus, its attempts during 1995 to identify investors or acquirors, and its negotiations with prospective investors during 1995. In considering the Powers Transaction, Advest noted that it would provide the Company with the capital and surplus it has been seeking, on terms more favorable to the Company and the shareholders as a whole than those proposed by any of the other prospective investors with whom the Company had held discussions during 1995. See "The Company's Efforts to obtain Capital."


Dilution. Advest noted that the Powers Transaction would not dilute the existing shareholders' interest in the book value of the Company (because the book value per share would increase as a result of the sale of the Powers Shares).

In connection with the engagement of Advest to render an opinion with respect to the fairness of the Powers Transaction, the Company paid Advest a fee of $50,000. From January 1995 through January 1996, the Company paid Advest an aggregate of $60,000 (excluding the fee described in the preceding sentence) in connection with its financial advisory services. The Company has also reimbursed Advest for certain of its reasonable out-of-pocket expenses and has agreed to indemnify Advest against certain liabilities.

Advest is an investment banking and brokerage firm based in New York, and is frequently involved in the valuation of securities in connection with public offerings, private placements, mergers, acquisitions, fairness opinions and other transactions. Advest was selected by the Company to give its opinion with respect to the fairness of the Powers Transaction on the basis of its qualifications, including its expertise in mergers and acquisitions and the valuation of businesses and securities, and its reputation. Prior to the engagement of Advest as described herein, there was no material relationship between Advest or its affiliates and the Company or its affiliates.

Analysis of Liquidation Value of the Company. Neither the Board of Directors nor Advest has conducted a quantitative liquidation analysis of the Company, and the Board believes that such an analysis is unnecessary.

Use of Proceeds. The Company will receive gross cash proceeds from the sale of the Powers Shares of $6,250,000, plus an additional $10,937,500 in the event that the Powers Options are all exercised (assuming an exercise price of $1.50 with respect to 3,125,000 Powers Option Shares and $2.00 with respect to 3,125,000 Powers Option Shares). The Company intends to contribute the entire net proceeds from the sale of the Powers Shares (expected to be approximately $6,100,000), to SCIC as a capital contribution. The Company is a legal entity separate and distinct from its subsidiaries. As a holding company, the primary sources of cash needed to meet its obligations, including principal and interest payments with respect to indebtedness, are dividends and other statutorily permitted payments from its subsidiaries and affiliates. South Carolina insurance laws and regulations require a domestic insurer such as SCIC to report any action authorizing distributions to shareholders and material payments from subsidiaries and affiliates at least thirty days prior to distribution or payment except in limited circumstances. Additionally, those laws and regulations provide the Department with the right to disapprove and prohibit distributions meeting the definition of an "Extraordinary Dividend" under the statutes and regulations. If the ability of SCIC and the Company's other insurance subsidiaries to pay dividends or make other payments to the Company is materially restricted by regulatory requirements, it could affect the Company's ability to service its debt and/or pay dividends. No assurance can be given that South Carolina will not adopt statutory provisions more restrictive than those currently in effect.

General Effect on Existing Shareholders. The Powers Transaction will result in a substantial increase in the book value of the Company per share of issued and outstanding Common Stock. As of December 31, 1995, the book value of the Common Stock was $.61 per share. After giving effect to the sale by the Company of the 6,250,000 Powers Shares (and attributing the entire Purchase Price to the Powers Shares for purposes of this calculation), the pro forma book value of the Common Stock at December 31, 1995 would have been $.79 per share (treating the proceeds of the Avent Transaction as if they had been received by the Company on December 31, 1995). See "BACKGROUND OF PROPOSALS RELATING TO THE POWERS TRANSACTION:
PROPOSALS 1, 2, 3 AND 4 -- Unaudited Pro Forma Financial Data" and "RECENT DEVELOPMENTS -- The Avent Transaction."

The Powers Transaction will cause a substantial reduction in the proportionate equity interest in the Company of the Company's existing shareholders. The issuance of the Powers Shares (and the potential future issuance in the case of the Powers Options), will add a significant number of shares to the shares already issued and outstanding, which may have an adverse effect on the market price of the Company's shares. The closing prices of the Company's Common Stock on December 15, 1995 and December 19, 1995, the business dates immediately prior to and after the date of the announcement of the Powers Transaction (as then proposed), were $1.1875 and $1.75, respectively. The market price of the Company's shares of Common Stock may be adversely affected by the registration of the Powers Shares, the Powers Option Shares, the Avent Shares, the Avent Option Shares and the Alissa Shares. The Company expects to file a registration statement with respect to all of these shares if the Powers Transaction is approved at the Meeting.

Assuming no exercise of the Powers Options, the consummation of the Powers Transaction will increase the number of issued and outstanding shares from 18,407,686 to 24,657,686, representing an increase of 33.95%. Assuming the exercise of the Powers Options, the number of issued and outstanding shares would be 30,907,686, an increase of 67.91% over the number of issued and outstanding shares on March 30, 1996. The foregoing calculations include as issued the 1,635,000 Avent Shares and assume no exercise of the 1,635,000 Avent Options issued in connection with the Avent Transaction.

The Powers, by virtue of owning 26.82% of the Company's Common Stock (assuming no exercise of the Powers Options or the Avent Options) or 41.62% (assuming exercise of all the Powers Options but no exercise of the Avent Options or other options), together with a contractual right to nominate two directors for election to the Board of Directors, will have the ability to significantly influence the management and affairs of the Company. In addition, the Powers, together with the Alissa Group, will have the right to nominate a majority of the Board of Directors, and the Powers, the Alissa Group and the executive officers and directors of the Company and their affiliates will own an aggregate of approximately 16,048,836 shares, representing 65.09% of the total shares outstanding (assuming no exercise of the Powers Options or other options outstanding) or 22,298,836 shares, representing 72.15% (assuming exercise of the Powers Options, but no exercise of any other options outstanding). Such a high level of ownership in the Powers, Alissa Group and management of the Company may have the effect of preventing, discouraging or delaying a change in control of the Company and may adversely affect the voting and other rights of other holders of Common Stock. Although there is no contract, arrangement, understanding, or other relationship among such persons, the consummation of the Powers Transaction could make it more difficult for a third party to acquire control of the Company without the support of the incumbent Board of Directors, the Alissa Group, or the Powers. See "BACKGROUND OF PROPOSALS RELATING TO THE POWERS TRANSACTION: PROPOSALS 1, 2, 3 AND 4 -- Summary of Terms of the Powers Agreement and Powers Options" and "ANTITAKEOVER EFFECTS OF THE SHARE ISSUANCE AND APPROVAL OF PROPOSALS 1, 2, 3 and 4."

The Powers. Charles H. Powers has lived in Florence, South Carolina, for 40 years. He is the owner and operator of SADISCO(R) Corporation, an automobile salvage company, based in Florence, South Carolina, with 19 other locations. He is also Secretary and, with his son Walker, controlling shareholder, of Lull Industries, Eagan, Minnesota, an equipment manufacturing company. He is also a Vice President and Treasurer of Holland Grills, in Apex, North Carolina, and President of PC Inc., in Myrtle Beach, South Carolina, in addition to having interests in farming and real estate. Mr. Powers was educated at the University of South Carolina, Georgia Institute of Technology, and Midshipmen's School at Fort Schuyler, New York. Walker S. Powers is the son, Jane Huggins is the daughter, and Rex Huggins is the son-in-law, of Mr. Powers.

Walker S. Powers has been a member of the management of SADISCO(R) Corporation in Florence, South Carolina since 1975, serving as its President, 1993-94. He attended Francis Marion College.

Charles Powers will receive 5,000,000, Walker Powers will receive 1,000,000, and Rex and Jane Huggins will receive 250,000 of the Powers Shares and the Powers Options. In addition, Charles Powers owned 328,206 and Rex and Jane Huggins owned 36,000 shares of Common Stock as of January 30, 1996.

The Powers have informed the Company that they will fund the share purchase with cash, primarily from certificates of deposit that matured in December 1995 and January 1996.

Unaudited Pro Forma Financial Data. Set forth below is consolidated balance sheet data of the Company as of December 31, 1995. The actual data for the year ended December 31, 1995 are derived from the Company's audited financial statements. The unaudited pro forma data assume the proceeds of the issuance of the 6,250,000 Powers Shares ($6,250,000), less estimated expenses of $150,000, (net proceeds $6,250,000), plus the proceeds of $1,635,000 from the Avent Transaction, are added to invested assets and cash. No investment income is assumed for purposes of the unaudited pro forma consolidated statement of loss data. Accordingly, the pro forma net income is the same as the actual net income. Because the pro forma average number of shares outstanding is higher, the net loss per share is $0.05 on a pro forma basis compared to $0.07 on an actual basis. No pro forma dividend data is provided, because the Company did not declare any dividends for the period.


                                                                         As of December 31, 1995
                                                            (dollars in thousands, except per share amounts)

Pro Forma Consolidated                                            Actual1                      Pro Forma
                                                                  ------                       ---------
Balance Sheet Data:                                                                          as Adjusted2,3
- - -------------------                                                                           -----------
Investments and Cash                                              $50,641                        $60,011
Other Assets4                                                      45,403                         45,403
Total Assets4                                                      96,044                        105,414
                                                                   ------                        -------

Losses and claims4                                                 61,031                         61,031
Unearned premiums4                                                  2,658                          2,658
Balances due other
   insurance companies                                             12,438                         12,438
Notes payable5                                                      2,476                          2,476
Other liabilities
   and deferred items                                               7,254                          7,254
Common shareholders'
   equity                                                          10,187                         19,557
Total liabilities and stockholder's equity                         96,044                        105,414
                                                                  -------                        -------

Common shareholders'
   equity per share                                                $ 0.61                         $ 0.79

- - ----------------------------

         1 In the event that Proposal 2 does not receive Shareholder Approval or Regulatory Approval, or if any other event occurs which prevents the consummation of the Powers Transaction and the release of the Powers Shares from escrow to the Powers, then the shares currently held in escrow will be returned to the Company and no issuance thereof will be recorded.

         2 In the event that Proposal 2 receives Shareholder Approval and Regulatory Approval, the Powers Shares will be released from escrow and issued to the Powers.

         3 Assumes net proceeds of $6,100,000 from the issuance of the 6,250,000 Powers Shares and $3,270,000 from the issuance of the 1,635,000 Avent Shares, were deposited as of December 31, 1995. No earnings on the investment has been anticipated in the pro forma.

         4 For purposes of determining the total capitalization, reinsurance recoverable on unpaid losses and prepaid reinsurance premiums-ceded business have been subtracted from the liabilities for losses and claims and unearned premiums, respectively.

         5 Notes payable May 1. The Company currently intends to repay the notes payable in full on the due date from the proceeds of the Avent Transaction. See "RECENT DEVELOPMENTS -- The Avent Transaction."

This pro forma information is presented in order to demonstrate applicable accounting effects relating to the Powers Transaction. It is not necessarily indicative of the actual results that would have been achieved had the Powers Transaction occurred as of the indicated date, and is not necessarily indicative of future results.


Summary of the Powers Agreement and the Powers Options

The Powers Agreement. Certain terms and provisions of the Powers Agreement are summarized below. Shareholders are urged to review the Powers Agreement, a copy of which is reproduced as Annex A, in its entirety.

Purchase and Sale of the Powers Shares and Options. Subject to the terms and conditions contained in the Powers Agreement the Company will issue the Powers Shares and Powers Options in consideration for the Purchase Price. Following the receipt of Shareholder Approval and Regulatory Approval, the certificates for the Powers Shares and the Powers Options will be delivered from escrow by the Powers' Attorney to the Powers, and the Purchase Price will be released to the Company. At such time, the Powers Shares and the Powers Options will be considered issued and outstanding, the Powers will obtain full voting power with respect to the Powers Shares, and the Powers Options will be exercisable in accordance with their terms.

Representations, Warranties and Covenants. The Powers Agreement contains various representations, warranties and covenants by the Company which management believes are typical of those normally made in such a transaction. The Company's representations and warranties relate to, among other things, the corporate organization and qualification of the Company and certain of its subsidiaries, its authority to enter into the Powers Agreement, the absence of any violations of law or defaults by reason of its execution of or performance under the Powers Agreement, the approvals and consents necessary to perform under the Powers Agreement, its financial statements, the absence of undisclosed liabilities, the absence of material adverse changes, compliance with applicable laws and the binding effect of the Powers Agreement. See also "BACKGROUND OF PROPOSALS RELATING TO THE POWERS TRANSACTION: PROPOSALS 1, 2, 3 AND 4 -- Summary of the Powers Agreement and the Powers Options -- Indemnification."

In addition, the Powers Agreement contains similarly typical representations, warranties and covenants made by the Powers as to, among other things, their authority to enter into the Powers Agreement, the absence of any violations of law or defaults by reason of their execution of, or performance under, the Powers Agreement, required approvals and consents, and the due execution and binding effect of the Powers Agreement. Furthermore, the Powers have made additional representations and warranties necessary to comply with Section 5 of the Securities Act of 1933, as amended (the "Securities Act"). Accordingly, the Powers Agreement contains representations by the Powers that they are acquiring the Powers Shares for their own account and not with a view to the distribution or resale thereof. In addition, the Powers acknowledged that they are capable of evaluating the merits and risks of purchasing the Powers Shares and the Powers Options, that the Company has made available to the Powers such information as the Powers deemed necessary or appropriate to make such an evaluation, and that the Powers have the financial resources to bear the economic risk of owning the Powers Shares, the Powers Options and the Powers Option Shares.

Registration Rights with Respect to Shares. The Powers Shares and the Powers Options have not been registered under the Securities Act and will be acquired by the Powers in reliance upon certain exemptions which restrict the ability of the Powers to voluntarily sell, transfer or otherwise dispose of the Powers Shares and the Powers Options. The Company has agreed to file a registration statement with respect to the Powers Shares and the Powers Option Shares upon demand by the Powers; if such registration statement is declared effective by the Securities and Exchange Commission (the "SEC"), the Powers Shares and the Powers Option Shares would be freely transferable. At any time after the Company has filed its annual report on Form 10-K for the year ending December 31, 1995, and before December 31, 1999, the Powers may demand that the Company use its best efforts to register the Powers Shares. The Powers are collectively entitled to one such demand registration. Subject to certain limitations, the Powers may also request to add all or a portion of the Powers Shares and the Powers Option Shares to any registration of Common Stock the Company may file with the SEC. The Powers are collectively entitled to two such "piggy-back" registrations. In general, any expenses related to the registration of shares pursuant to these registration rights will be borne by the Company. The Powers' rights to demand and piggy-back registration will terminate when the Powers no longer hold at least 20% percent of the shares issued pursuant to the Powers Agreement.

Conditions to the Powers Agreement. The respective obligations of the Company and the Powers to complete the purchase and sale of the Powers Shares and the Powers Options are subject to (i) obtaining Shareholder Approval and (ii) obtaining Regulatory Approval. The Powers have prepared and submitted to the Department and the insurance regulatory authorities in Kentucky the requisite filings. The Company has cooperated with the Powers in supplying information to permit the Powers to make such filings. It is the Company's understanding that the Powers do not have any experience in the property and casualty insurance business, but in view of the fact that the current management of the Company will remain in place, the Company believes that the Powers' lack of industry experience should have no material negative effect on the ability to obtain Regulatory Approval.

Termination. In the event that either Shareholder Approval or Regulatory Approval is not obtained, the Powers shall have the option to terminate the Powers Agreement within ten (10) days after receipt of notice by the Company of the disapproval of requests for Shareholder Approval or Regulatory Approval by delivering to the Company the duly endorsed Certificates for the Powers Shares and Powers Options and upon receipt of same, the Company shall return the funds held in escrow with accumulated interest to the Powers and the Powers Agreement shall become null and void.

Restrictions on Transfer. The Powers may not sell or transfer any of the Powers Shares, the Powers Options or the Powers Option Shares, other than to certain affiliates of the Powers or in the following types of transactions: a sale (i) to the Company or to a third party approved by a majority of the Board of Directors of the Company (excluding any director designated by the Powers, as described below); (ii) in an underwritten public offering of Common Stock upon the exercise of the Powers' registration rights; (iii) in one or more privately-negotiated transactions exempt from registration under the Securities Act or into the public market pursuant to Rule 144 under the Securities Act, provided that the Powers shall not sell in the aggregate in such transactions shares of Common Stock representing more than 10% of the total outstanding voting power of the Company to a single purchaser or sell any shares of Common Stock to a purchaser then having on file with the SEC a current Statement on
Schedule 13D under the Exchange Act reporting beneficial ownership of 10% or more of the total outstanding voting power of the Company; (iv) to a corporation of which the Powers own not less than 80% of the voting power entitled to be cast in the election of directors (a "Controlled Corporation"), provided that such Controlled Corporation assumes all of the obligations and restrictions contained in the Powers Agreement and agrees to transfer such shares to the Powers or another Controlled Corporation of the Powers if it ceases to be a Controlled Corporation of the Powers; (v) in a merger or consolidation in which the Company is acquired, or a plan of liquidation of the Company; or (vi) in response to a tender or exchange offer made by or on behalf of the Company or, if made by a third party, an offer which is approved by a majority of the Board of Directors of the Company (excluding any director designated by the Powers, as described below) by two business days prior to the expiration of such offer.

Designation of Directors. The Powers will be entitled to designate up to two (2) persons, who are reasonably acceptable to the Company's Board of Directors, to be included in the slate of nominees recommended by the Board of Directors to the shareholders for election as directors at a shareholders' meeting. The Powers will have the right to designate two persons to the Board for election as Directors as long as the Powers' percentage of ownership of the issued and outstanding common stock of the Company is at least 10%. If the Powers' percentage of ownership falls to between 5% and 9.9%, then the Powers shall have the right to designate one (1) person to the Board for election as a Director. All rights of the Powers to designate director nominees shall terminate if the Powers' aggregate percentage of ownership of issued and outstanding Common Stock shall be less than 5%. In the event that the Powers' ownership percentage falls below any of the minimum requirements set forth above, the Powers shall use their best efforts to cause their designee(s) then serving as directors to resign. If the Powers shall thereafter hold in excess of the minimum requirements, they shall again have the foregoing right to designate director nominees.

The Powers have designated Charles H. Powers and Walker S. Powers as the directors who may be designated by the Powers (the "Powers Designees") to serve on the Board of Directors. Following Shareholder Approval and Regulatory Approval, the Powers Agreement contemplates that the Board will appoint them to the Board to serve until the next meeting of shareholders at which directors are elected. See "BACKGROUND OF PROPOSALS RELATING TO THE POWERS TRANSACTION:
PROPOSALS 1, 2, 3 AND 4 -- Background of Powers Transaction -- The Powers" and "PROPOSALS RELATING TO THE POWERS TRANSACTION: PROPOSALS 1, 2, 3 AND 4 -- Proposal 4: Increase in Number of Directors."

Indemnification. The Company has agreed to provide indemnification to the Powers for liability resulting from any material misrepresentation, breach of warranty or nonfulfillment of any covenant or agreement on the part of the Company contained in or made in connection with the Powers Agreement. The Powers have similarly agreed to indemnify the Company from liability resulting from material misrepresentations, breach of warranty or nonfulfillment of any covenant or agreement on the part of the Powers contained in, or made in connection with, the Powers Agreement.

The Powers Options. Under the terms of the Powers Agreement, the Company is obligated to issue the Powers Options to the Powers as additional consideration. The terms and conditions of the Company's issuance of the Powers Options are set forth in a Stock Option Agreement dated as of January 30, 1996 (the "Powers Option Agreement"). Upon approval by the shareholders, the Company will issue options to purchase 6,250,000 shares of Common Stock to the Powers. With respect to 3,125,000 shares, the exercise price will be the greater of book value per share at the date of exercise or $1.50 per share, and the expiration date will be December 31, 1998 (the "1998 Option"). With respect to the remaining 3,125,000 shares, the exercise price will be the greater of book value per share at the date of exercise or $2.00 per share, and the expiration date will be December 31, 2000 (the "2000 Option").

The Powers Options will be divided among the Powers as follows: (i) Charles H. Powers will receive an option for 5,000,000 shares, (ii) Walker S. Powers will receive an option for 1,000,000 shares, and (iii) Rex and Jane Huggins will receive an option for 250,000 shares. One-half of these options will be exercisable in accordance with the terms and conditions of the 1998 Option, and one-half will be exercisable in accordance with the terms and conditions of the 2000 Option. A copy of the Option Agreement is attached as Annex B.


                        PROPOSALS RELATING TO THE POWERS
                      TRANSACTION: PROPOSALS 1, 2, 3 AND 4

Proposal 1:  Increase in Number of Authorized Shares of Common Stock

The Powers Agreement contemplates the issuance of a total of 12,500,000 shares (including the Powers Option Shares). The Company currently has only 6,100,281 shares available for issuance. Accordingly, an increase in the authorized share capital of the Company is necessary to enable the Company to consummate the Powers Transaction. See "BACKGROUND OF PROPOSALS RELATING TO THE POWERS
TRANSACTION: PROPOSALS 1, 2, 3 AND 4 -- Background of Powers Transaction and -- Summary of the Powers Agreement and Powers Options".

In addition, the Board of Directors has approved certain option plans (the "Option Plans"), which contemplate the issuance of up to 6,500,000 shares upon exercise of the options covered thereby or upon the award of shares to employees (including 306,175 shares currently reserved under the Company's 1987 Stock Option Plan, which will be superseded). See "BACKGROUND OF PROPOSALS RELATING TO

STOCK PLANS FOR DIRECTORS, EMPLOYEES AND AGENTS -- Background of Stock Plans for Directors, Employees and Agents" and

"PROPOSALS  RELATING  TO  STOCK  PLANS  FOR  DIRECTORS,  EMPLOYEES  AND  AGENTS:
PROPOSALS 5, 6 AND 7." The Avent Transaction also contemplates the issuance of options to purchase 1,635,000 shares. See "RECENT DEVELOPMENTS -- The Avent Transaction." In the event that Proposal 1 is not approved, the Board of Directors reserves the right to issue the options contemplated by the Avent Transaction and to reduce the total number of shares issuable upon exercise of options under the Options Plans.

The Board of Directors also believes that it is in the best interests of the Company to increase the number of shares available for issuance beyond what is necessary for the consummation of the Powers Transaction and the Option Plans, in order to provide the Company with flexibility in the future.

If Proposal 1 is approved, then, after giving effect to the issuance of the Powers Shares, and reserving shares for issuance under the Powers Options, the Avent Options, the Option Plans, and an outstanding warrant covering 185,858 shares, the Company would have 10,771,456 shares of Common Stock and 5,000,000 shares of Special Stock, without par value, available for future issuance without shareholder approval (subject to the requirements of Schedule D of the By-Laws of the NASD (the "NASD Policy")). The remaining shares of capital stock of the Company may be utilized for a variety of corporate purposes, including future public and private offerings to raise additional capital or to facilitate corporate acquisitions. The Company does not currently have any plans to issue additional shares of Common Stock or shares of Special Stock other than shares of Common Stock reserved for issuance pursuant to the exercise of outstanding options and warrants in connection with other employee benefit plans or shareholder purchase plans of the Company.

Shares of Special Stock up to the 5,000,000 authorized shares may be issued from time to time in one or more series, and the Board of Directors, without further approval of shareholders (subject to the NASD Policy), is authorized to fix the dividend rights and terms, any conversion rights, any voting rights, any redemption rights and terms, liquidation preferences, sinking funds and other rights, preferences, privileges and restrictions applicable to each such series of Special Stock. Additional classes or series of shares of Special Stock could be given voting and conversion rights which would dilute the voting power and equity of holders of Common Stock and would have preference over the Common Stock with respect to dividends and liquidation rights.

One of the effects of the existence of authorized but unissued and unreserved Common Stock and Special Stock of the Company is to enable the Board of Directors to issue shares to third parties which could render more difficult and therefore discourage any attempt to obtain control of the Company by means of an unsolicited merger, tender offer, proxy contest or otherwise. See "ANTITAKEOVER EFFECTS OF THE SHARE ISSUANCE AND APPROVAL OF PROPOSALS 1, 2, 3 AND 4".

Vote Required. An affirmative vote by the holders of at least two-thirds of the outstanding shares of Common Stock of the Company is needed for the adoption of the amendment to the Articles of Incorporation to increase the number of authorized shares of Common Stock. The Alissa Group, who collectively own 8,152,200 shares of Common Stock (representing 44.29% of the shares outstanding), and the directors and executive officers of the Company, who collectively own 1,282,430 shares of Common Stock (representing 6.97% of the shares outstanding) have indicated to the Company that they intend to vote for Proposal 1 at the Meeting. Therefore, shareholders owning an aggregate of 9,434,630 (51.25%) have indicated that they intend to vote for Proposal 1.

Proposal 2: Approval of Securities Issuance Pursuant to The Powers Agreement and the Powers Options

One of the matters to be considered at the Meeting is the approval of the issuance of the 6,250,000 Powers Shares and the 6,250,000 Powers Option Shares pursuant to the Powers Options, for an aggregate consideration of $6,250,000, (plus the exercise price of the Powers Option Shares), which approval is required by the NASD Policy. The NASD Policy sets forth certain requirements for issuers of securities included in the NASDAQ Stock Market, such as the Company, which include a policy requiring shareholder approval of certain corporate transactions. The Company is subject to these requirements because its Common Stock is traded on the NASDAQ Stock Market. Under Schedule D to the NASD By-Laws, the issuance by the Company of shares of Common Stock (or securities convertible into Common Stock) equal to 20% or more of the outstanding voting power before issuance for less than the greater of book or market value requires shareholder approval. As the Powers Shares will constitute more than 20% of the Company's outstanding Common Stock, and will be issued for less than the current market value of the Company's Common Stock, the NASD Policy requires shareholder approval of the issuance.

Upon approval by the shareholders, the Company will issue the 6,250,000 Powers Shares and options to purchase the 6,250,000 Powers Options Shares of Common Stock to the Powers. With respect to 3,125,000 Powers Option Shares, the exercise price will be the greater of book value per share at the date of exercise or $1.50 per share, and the expiration date will be December 31, 1998. With respect to the remaining 3,125,000 Powers Option Shares, the exercise price will be the greater of book value per share at the date of exercise or $2.00 per share, and the expiration date will be December 31, 2000.


In accordance with the NASD Policy, the issuance of the Powers Shares and the Powers Option Shares requires approval by the holders of a majority of the votes cast in person or by proxy on Proposal 2 at the meeting. Pursuant to the Powers Agreement, the Company has agreed to use its best efforts to obtain the approval of the shareholders for the issuance of the Powers Shares and the Powers Option Shares, and the Powers have agreed that the consummation of the Powers Transaction shall be subject to obtaining such approval.

The Board of Directors has unanimously approved a resolution recommending that the shareholders vote for Proposal 2 and has directed that it be submitted to a vote of the shareholders at the Meeting.

Vote Required. The affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Meeting is required for approval of Proposal
2. The Alissa Group, who collectively own 8,152,200 of Common Stock (representing 44.29% of the shares outstanding), and the directors and executive officers of the Company, who collectively own 1,282,430 of Common Stock (representing 6.97% of the shares outstanding) have indicated to the Company that they intend to vote for Proposal 2 at the Meeting. Therefore, shareholders of an aggregate of 9,434,630 (51.25%) have indicated that they intend to vote for Proposal 2.

Proposal 3: Powers Agreement -- Grant of Voting Rights under the South Carolina Control Share Acquisitions Act

The third matter relating to the Powers Transaction to be considered at the Meeting is the granting of voting rights under the South Carolina Control Share Acquisitions Act to the 12,500,000 shares of Common Stock to be issued to the Powers pursuant to the Powers Agreement and the Powers Options.

The 12,500,000 shares are not considered issued and outstanding as of the Record Date, and are not eligible to vote on the Proposals. However, assuming receipt of Shareholder Approval and Regulatory Approval, following the issuance of the Powers Shares (and assuming the issuance of no other shares by the Company) the Powers will have beneficial ownership of voting securities representing approximately 26.82% of all of the voting securities of the Company (41.62% assuming exercise of all the Powers Options but no exercise of any other options). See "SECURITY OWNERSHIP OF THE COMPANY."

The South Carolina Control Share Acquisitions Act ("CSAA"). The CSAA regulates "control share acquisitions" of voting stock of certain South Carolina corporations, including the Company. In general, the CSAA operates to prevent an acquiror of a substantial block of stock (an "acquiring person") from voting shares deemed "control shares" unless a majority of the disinterested shareholders vote to grant voting rights for such shares. The term "control share acquisition" is defined under the CSAA as the acquisition of that amount of issued and outstanding shares which, when added to all other shares over which the acquiring person (and any other person who may constitute a group with such person within the meaning of Rule l3d-5 of the Exchange Act) may exercise voting power, would entitle the acquiring person immediately after such acquisition to exercise or direct the exercise of the voting power of a corporation in the election of directors within any of the following ranges of voting power: (i) one-fifth or more but less than one-third; (ii) one-third or more but less than a majority; and (iii) a majority or more. The acquisition of shares in good faith and not for the purpose of circumventing the CSAA by or from a person whose voting rights had previously been authorized by shareholder vote does not constitute a control share acquisition.

"Control shares" acquired in a control share acquisition only have voting rights to the extent granted, before or after the control share acquisition, by resolution approved by the holders of a majority of the outstanding voting securities of the corporation, excluding Interested Shares. All shares acquired in each control share acquisition, plus any additional shares acquired within a 90 day period or acquired pursuant to a plan to make a control share acquisition, are "control shares" that are deprived of the right to vote without obtaining shareholder approval.

Acquisition of Shares by the Powers. The acquisition of the shares by the Powers pursuant to the Purchase Agreement constitutes a "control share acquisition" under the CSAA and to the extent that the Powers Shares, Option Shares and the shares already owned by the Powers together equal or exceed 20% of all voting power of the Common Stock, such shares constitute "control shares."

Vote Required. Approval of the Powers' voting rights under the CSAA requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock (excluding all Interested Shares) entitled to vote at the Meeting. Therefore, abstentions will have the same effect as a vote against Proposal 3.

"Interested Shares" are any shares of Common Stock that are owned or the voting of which may be exercised or directed in the election of directors by the Powers (and any other persons who may constitute a group with the Powers within the meaning of Rule l3d-5 under the Exchange Act, as well as all shares of Common Stock that are owned or the voting of which may be exercised or directed in the election of directors, by any officer of the Company or any director who is also an employee of the Company.

As of the Record Date, 396,206 shares of Common Stock constituted Interested Shares as defined under the CSAA as set forth in the following table and will therefore be precluded from voting on Proposal 3. Accordingly, holders of the remaining 18,011,480 shares of Common Stock are entitled to vote at the Meeting on Proposal 3, and the affirmative vote of the holders of not less than 9,005,741 of such shares is required to approve Proposal 3. The Company has agreed under the Powers Agreement to use its best efforts to obtain shareholder approval of Proposal 3.

The Alissa Group, who collectively own 8,152,200 shares of Common Stock, and non-employee directors of the Company, who collectively own 1,250,430 shares of Common Stock have indicated that they intend to vote for Proposal 3. Therefore, holders of 9,402,630 shares, representing 52.20% of the shares entitled to vote on Proposal 3, have indicated that they intend to vote for Proposal 3.


                          INTERESTED SHARES


Shareholder                                                Shares Owned
- - -----------------------------------------------  -------------------------------
The Powers:
- - -----------
Charles Powers                                                328,206
R. J. Huggins                                                  36,000
                                                               ------
                                                              364,206
Employee Directors and Executive Officers:
- - -----------------------------------------
Gov. John C. West, Chairman of the Board                       32,000 (1)
TOTAL                                                         396,206
                                                              =======

- - --------------------------
  (1) For purposes of the CSAA, Interested Shares include only shares actually issued and outstanding. Therefore, shares "beneficially owned" but not issued and outstanding are not included. See "SECURITY OWNERSHIP OF THE COMPANY."

If Proposal 3 is approved by the shareholders, the Powers will have full voting rights for all 12,500,000 shares following the Meeting. If Proposal 3 is not approved, the Powers would not be able to vote the control shares, and the Powers shall have the option to terminate the Powers Agreement. See BACKGROUND OF PROPOSALS RELATING TO THE POWERS TRANSACTION: PROPOSALS 1, 2, 3 AND 4 -- "Summary of the Powers Agreement and the Powers Options -- Termination."

The Board of Directors has unanimously recommended that the shareholders vote in favor of Proposal 3 and has directed that it be submitted at the Meeting to a vote of the shareholders, other than the holders of Interested Shares. See "BACKGROUND OF PROPOSALS RELATING TO THE POWERS TRANSACTION: PROPOSALS 1, 2, 3 AND 4 -- Background of Powers Transaction -- Recommendation of the Board of Directors."

Dissenters' Rights with Respect to Proposal 3. Any shareholder of the Company who does not vote in favor of Proposal 3 may elect to receive payment of the value of his or her shares in the Company in cash in accordance with Chapter 13 of Title 33 of the South Carolina Business Corporation Act of 1988 ("Chapter 13").

Any shareholder contemplating the exercise of his or her right to dissent is urged to review carefully the provisions of Chapter 13 reprinted as Annex D to this Proxy Statement. Set forth below, to be read in conjunction with the full text of Chapter 13, is a summary of the principal steps to be taken if the right to dissent is to be exercised.

EACH STEP MUST BE TAKEN IN STRICT COMPLIANCE WITH THE APPLICABLE PROVISIONS OF CHAPTER 13 IN ORDER FOR HOLDERS OF THE COMPANY'S SHARES TO PERFECT DISSENTERS' RIGHTS.

Written Notice to the Company. Written notice of a shareholder's intent to demand payment for his or her shares pursuant to Chapter 13 in the event the shareholders of the Company approve Proposal 3 must be received by the Company before the shareholders vote on Proposal 3 at the Meeting. Such written notice should state the number of shares of Common Stock as to which dissenters' rights are being asserted and should be sent to the attention of the Corporate Secretary, The Seibels Bruce Group, Inc., P. 0. Box 1, Columbia, S.C. 29202. DISSENTERS' RIGHTS ARE NOT AVAILABLE UNLESS THIS NOTICE REQUIREMENT IS FULFILLED.

Differing Record and Beneficial Owners. A shareholder of record may assert dissenters' rights as to fewer than all shares registered in that shareholder's name only if the shareholder dissents (in accordance with the provisions of Chapter 13) with respect to all the shares beneficially owned by any one person and notifies the Company in writing of the name and address of each person on whose behalf the record shareholder is asserting dissenters' rights.

A person owning a beneficial interest in the Company's shares (a "Beneficial Owner") may assert dissenters' rights as to the shares held on such Beneficial Owner's behalf only if (i) the Beneficial Owner submits to the Company the record shareholder's written consent to the dissent no later than the time the Beneficial Owner asserts dissenters' rights, and (ii) the Beneficial Owner asserts dissenters' rights (in accordance with the provisions of Chapter 13) with respect to all the Beneficial Owner's shares or all those shares over which the Beneficial Owner has power to direct the vote.

Voting. Holders of shares who deliver notice of their intent to dissent from Proposal 3 ("Dissenting Shareholders") must not vote in favor of Proposal 3 but such shareholders need not vote against it.

Notice to Dissenters. If the shareholders adopt Proposal 3, the Company shall, within ten days after the granting of voting rights under Proposal 3, deliver written notice of such action to Dissenting Shareholders (the "Dissenters' Notice"). The Dissenters' Notice shall (i) state where the payment demand must be sent and where certificates for certificated shares must be deposited, (ii) inform holders of uncertificated shares to what extent transfer of the Dissenting Shareholder's shares is to be restricted after the Company receives the payment demand, (iii) supply a form for demanding payment that includes the date of the first announcement to news media or shareholders of the terms of the proposed corporate action (the "Announcement Date"), (iv) state the date by which the Company must receive the payment demand, and (v) be accompanied by a copy of Chapter 13.

Payment Demand and Deposit of Stock Certificates. The Dissenting Shareholder must (i) demand payment, (ii) certify that beneficial ownership of his or her shares was acquired prior to the date set forth in the Dissenters' Notice, and
(iii) deposit the certificates formerly representing his or her shares, all in accordance with the terms of the Dissenters' Notice in order to preserve statutory dissenters' rights. A Dissenting Shareholder who demands payment and deposits stock certificates in accordance with the terms of the Dissenters' Notice retains all other rights as a shareholder until the rights are canceled or modified. A Dissenting Shareholder who fails to demand payment or deposit stock certificates as required by the Dissenters' Notice by the respective dates set forth therein is not entitled to payment for his or her shares.

Payment by the Company. Upon the consummation of the Powers Agreement, the Company will be obligated to pay the Dissenting Shareholders who have met all statutory conditions its estimate of the fair value of the Dissenting Shareholders' shares plus accrued interest accompanied by certain information specified in Chapter 13. However, the Company may elect to withhold such payment from Dissenting Shareholders who acquired beneficial ownership of shares after the Announcement Date (the "Post Announcement Shareholders"). If the Company elects to withhold payment from such shareholders, it will send each Post Announcement Shareholder an offer accompanied by certain information specified in Chapter 13 to pay the Company's estimate of the fair value of the shareholder's shares plus accrued interest; provided such holders agree to accept the payment offered in full satisfaction of their dissenters' demands.

Optional Secondary Payment Demand. Within 30 days after (i) the Company pays the Dissenting Shareholders the Company's estimate of the fair value of their shares or (ii) the Company offers to pay the Post Announcement Shareholders its estimate of the fair value of their shares, each such shareholder may notify the Company of the shareholder's own estimate of the value of his or her shares (if it differs from the Company's estimate) and demand payment of the shareholder's estimate of the fair value of the shares less any payment received from the Company or reject the offer and demand payment of the shareholder's estimate of the fair value of the shares as the case may be.

Petition for Determination of Value. If a demand for payment (whether an original demand or a secondary demand) by a Dissenting Shareholder remains unsettled 60 days after the receipt of the Company of such demand, the Company will commence a proceeding in the Circuit Court of Richland County to appraise the value of the dissenting shares. All Dissenting Shareholders whose claims remain unsettled at such time will be made parties to those proceedings. A Dissenting Shareholder will be entitled to judgment for an amount, if any, by which the court finds the fair value of his or her shares, plus interest, exceeds any amount paid by the Company. A Post Announcement Shareholder will be entitled to judgment for the fair value, plus accrued interest, of such holder's shares.

The court in an appraisal proceeding will determine and assess costs against all parties in such amounts as the court finds equitable. The court may assess fees and expenses of counsel and experts against the Company or a Dissenting Shareholder if the court finds that the party against whom the fees and expenses are assessed did not comply with the requirements of Chapter 13 or acted arbitrarily, vexatiously, or not in good faith. In addition, if the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and that the fees for those services should not be assessed against the Company, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefitted.

Effect on Dividends and Voting Rights. A Dissenting Shareholder will retain his or her rights, if any, to vote and receive dividends until the Powers Transaction is consummated. Upon the consummation of the Powers Transaction, any shareholder who has given proper notice and made a valid demand will cease to be a shareholder and will have no rights with respect to his or her shares except the right to receive payment of the fair value thereof.

Proposal 4:  Increase In Number of Directors

Introduction. There are currently eleven seats authorized on the Company's Board of Directors. Ten of these seats are currently filled. As part of the Avent Transaction, the Avent Group is authorized to nominate one director. Under the Powers Agreement, the Powers may nominate two additional directors to the Board (the "Powers Directors"). To accommodate the Powers Directors, the Board must be expanded to thirteen.

Under terms of the Alissa Agreement, the Alissa Group is authorized to nominate half the directors on the Board minus one (the "Alissa Directors"). There are currently four Alissa Directors. With the Board expanding to accommodate the Powers Directors, the Alissa Group will be entitled to nominate additional directors. To accommodate these additional Alissa Directors, the Board must be further expanded.

Board Resolution. Under the Company's bylaws, the Board may, at its own discretion, increase the number of authorized seats on the Board to twenty-one. Under the South Carolina Business Corporations Act, however, any Board action to increase the size of the Board by more than 30% must be submitted to shareholder vote. The Board has passed a resolution to increase the number of directors to eighteen. As this constitutes an increase of more than 30%, the Board must submit the matter to shareholder vote.

Vote Required. The affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Meeting is required for approval of Proposal
4. The Alissa Group, who collectively own 8,152,200 shares of Common Stock (representing 44.29% of the shares outstanding), and the directors and executive officer of the company, who collectively own 1,282,430 shares of Common Stock (representing 6.97% of the shares outstanding) have indicated to the Company that they intend to vote for Proposal 4 at the Meeting. Therefore, shareholders of an aggregate of 9,434,630 (51.25%) have indicated that they intend to vote for Proposal 4.


                   ANTITAKEOVER EFFECTS OF THE SHARE ISSUANCE
                     AND APPROVAL OF PROPOSALS 1, 2, 3 AND 4

Introduction

If Proposals 1, 2, 3 and 4 are approved by the shareholders, and the Powers Transaction is consummated, the Powers and the Alissa Group will beneficially own approximately 26.82% and 33.06% respectively (assuming no exercise of the Powers Options) of the outstanding voting shares of the Company. In addition, the Avent Group would beneficially own 13.61% (assuming exercise of the Avent Options, but no exercise of any other options). See "SECURITY OWNERSHIP OF THE COMPANY". In addition, current directors and executive officers of the Company beneficially own 10.40% (assuming exercise of all options, the grant of which was made to them prior to January 30, 1996), and may in the future receive additional voting shares under the Option Plans. See "PROPOSALS RELATING TO STOCK PLANS FOR DIRECTORS, EMPLOYEES AND AGENTS: PROPOSALS 5, 6 AND 7." Although there is no contract, arrangement, understanding, or other relationship among such persons, the consummation of the Powers Transaction could make it more difficult for a third party to acquire control of the Company without the support of the incumbent Board of Directors, the Alissa Group, or the Powers.

In addition, as a result of the covenants contained in the Powers Agreement, it may be difficult for shareholders to remove directors designated by the Powers from the Board of Directors. In the event that one or both of the two directors designated by the Powers is removed from the Board of Directors, the Company is obligated, subject to applicable legal and fiduciary obligations, to appoint a replacement director designated by the Powers to fill the vacancy created thereby and to serve until the next annual meeting of shareholders.

Existing Antitakeover Provisions.

South Carolina Control Share Acquisitions Act. The Company is subject to the CSAA, which is intended to render it more difficult or to discourage an attempt to obtain control of the Company by merger, tender offer, proxy contest or otherwise.

South Carolina Business Combination Statute. South Carolina law regulates business combinations such as mergers, consolidations and asset purchases where the business acquired was, or the assets belonged to, a public corporation, such as the Company, and where the acquiror became an Interested Shareholder (as defined below) of the public corporation before a majority of the disinterested members of the Board of Directors of the public corporation approved either (i) the purchase resulting in such acquiror becoming an Interested Shareholder or
(ii) the business combination. In the context of this law, an "Interested Shareholder" is any person who directly or indirectly, alone or in concert with others, beneficially owns or controls 10% or more of the voting stock of the public corporation, and a "disinterested" board member is a person who is neither a present nor a former officer or employee of the corporation. The law is very broad in its scope and is designed to inhibit unfriendly acquisitions. It does not apply to corporations whose Articles of Incorporation contain a provision electing not to be covered by the law. The Company's Articles of Incorporation do not contain such a provision.

The law prohibits business combinations with an unapproved Interested Shareholder for a period of two years after the date on which the person became an Interested Shareholder and requires that any business combination with an unapproved Interested Shareholder after such two-year period be approved by a majority vote of outstanding shares held by persons other than the Interested Shareholder or, alternatively, meet certain requirements that other shareholders receive at least a specified price for their shares. These requirements are not applicable to the transactions contemplated by the Powers Agreement because the requisite majority of the disinterested members of the Board of Directors has approved the transactions contemplated thereby. The law would not restrict future business combinations between the Company and the Powers because the disinterested directors have approved the Powers Agreement pursuant to which the Powers became Interested Shareholders of the Company prior to the date on which the Powers acquired 10% of the outstanding voting power of the Company.

Supermajority Voting Requirements. Article 9(k) of the Company's Articles of Incorporation requires a special vote of the shareholders to approve certain transactions, including, among other things, a merger or the sale, lease or exchange of substantially all of the assets (as therein defined) of the Company, with any shareholder owning at least 10% of the Company's equity securities. The approval of such transactions requires the affirmative vote of at least 80% of the holders of each class of equity securities of the Company entitled to vote thereon. The requirement of an 80% shareholder vote does not apply, however, to transactions approved by at least 75% of all the members of the Board of Directors. If such approval by the Board of Directors is obtained, the transaction generally would require approval by the holders of a majority of the outstanding shares entitled to vote, or as otherwise established by law.

If Proposals 1, 2 and 3 are approved and the issuance of the Powers Shares to the Powers is completed, the Powers will own more than 10% of the Common Stock, and, therefore, any future proposed business combinations between the Company and the Powers (or any person, entity or group controlling, controlled by or under common control with the Powers) would require approval in accordance with
Article 9(k) in the percentages set forth above. Similar approval requirements also apply to such combinations between the Company and the Alissa Group, who already own more than 10% of the Company stock, and will continue to do so after the consummation of the Powers Transaction.

The Company's Articles of Incorporation further provide that Article 9(k) may not be amended, altered or repealed without the approval of the holders of 80% of the Company's shareholders unless 75% of the Board of Directors approves such a change, in which case approval by the holders of 66-2/3% of the Common Stock is required.

Classified Board of Directors; Removal of Directors. The Company's Articles of Incorporation provide for the division of the Board of Directors into three classes of directors serving staggered three-year terms. As a result, approximately one-third of the members of the Board of Directors are elected each year.

Pursuant to the Company's Articles of Incorporation, directors may be removed without cause by the affirmative vote of the holders of a majority of the shares entitled to vote in the election of directors at a meeting called for that purpose at which 80% of the shares entitled to vote are represented. Directors may be removed for cause by the affirmative vote of the holders of a majority of the shares entitled to vote in the election of directors at a meeting called for that purpose at which a majority of the shares issued, outstanding and entitled to vote are represented. Under South Carolina law, a director of the Company may not be removed from the Board of Directors if the number of votes sufficient to elect such director is voted against his removal.

The classified Board and director removal provisions could have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company, even though such an attempt might be beneficial to the Company and its shareholders. In addition, the classified Board and director removal provisions could delay shareholders who do not agree with the policies of the Board of Directors from removing a majority of the Board for two years, unless they can obtain the affirmative vote of the holders of a majority of the shares at a meeting at which eighty percent (80%) of the shares are present in person or represented by proxy, or they can show cause and obtain the affirmative vote of the holders of a majority of the shares at a meeting at which a majority is present or represented.

                       BACKGROUND OF PROPOSALS RELATING TO
                      STOCK PLANS FOR DIRECTORS, EMPLOYEES
                        AND AGENTS: PROPOSALS 5, 6 AND 7

Background of Stock Plans for Directors, Employees and Agents.

During 1995, the Board of Directors and its Compensation Committee reviewed the Company's salary levels and salary administration for employees, and the Company's compensation practices and policies for non-employee directors, consultants and independent insurance agents. In connection with that review, the Board of Directors recognized the desirability of granting stock options and, in certain cases, shares of stock, to further the long term stability and financial success of the Company by attracting, retaining and compensating employees, consultants, directors and independent agents of outstanding quality through the use of such stock incentives. The Board believes that ownership of stock will stimulate the efforts of employees, consultants, directors, and agents upon whose efforts the Company is and will be largely dependent for the successful conduct of its business. It also believes that the stock option plans proposed by Proposals 5, 6 and 7 (the "Option Plans") will further the growth and development of the Company by allowing participants to take a proprietary interest in the Company.

The Option Plans were considered by the Compensation Committee at its meetings in June and December 1995 and January 30, 1996, and, on the recommendations of the Compensation Committee, were approved by the Board of Directors at its meetings in December 1995 and on January 30, 1996. On January 30, 1996, the closing price per share of the Company's Common Stock was $2.12; on March 29, 1996 the closing price was $2.8125.

In the event that Proposal 1 is not approved, the Board of Directors reserves the right to issue the options contemplated by the Avent Transaction and to reduce the total number of shares issuable upon exercise of options under the Option Plans.

Benefits to be Received upon Shareholder Approval of the Plans Contemplated by Proposals 5, 6 and 7

The following table sets forth the benefits to be received by the Company's executive officers and non-executive officer employee group under the 1996 Plan (Proposal 5) to the extent determinable, on the basis of option grants and share awards approved by the Board of Directors, subject to approval of the 1996 Plan. The table does not include any benefits with respect to option grants under the 1995 Directors Plan, as these are not determinable (but will be automatic, in an amount of options covering 5,000 shares to each eligible Director each year, subject to the maximum aggregate amount of 1,000,000 shares authorized under the
Plan). The table does not include any benefits under the 1995 Agents Plan, as, under the terms of that plan, only agents who are neither employees nor directors of the Company may participate.

                          1996 Employee Stock Option Plan


                                  Dollar Value              Number of Units
- - -------------------------- -------------------------- --------------------------
Name and Position           Options ($)   Restricted  Options (#)    Restricted
                                          Stock ($)                  Stock (#)
- - -------------------------- -------------- ----------- ------------- ------------
Ernst N. Csiszar                     (1)         (2)       200,000            0
Chief Executive Officer
John C. West                         (1)         (2)       200,000            0
Chairman of the Board
- - -------------------------- -------------- ----------- ------------- ------------
Executive Group                      (1)          (2)      400,000            0
Non-Executive Officer                (1)          (2)      384,600       59,378
  Employee Group

- - ------------------------------

(1) All option grants made with an exercise price per share at or above the closing market price per share on the date of grant.

(2) The employees in this group have agreed to a dollar-for-dollar reduction in cash compensation on the basis of the market price per share of the Common Stock, without any discount for restrictions on the stock, on the grant date (January 3, 1996) multiplied by the number of shares granted.


                      PROPOSALS RELATING TO STOCK PLANS FOR
                        DIRECTORS, EMPLOYEES AND AGENTS:
                              PROPOSALS 5, 6 AND 7

Proposal 5:  Approval of the 1995 Non-employee Directors Stock Option Plan

Introduction. On January 30, 1996, the Board of Directors of the Company adopted, subject to shareholder approval, the 1995 Non-Employee Directors Stock Option Plan (the "1995 Directors Plan" or the "Plan"). The 1995 Directors Plan had been approved in principle by the Board on June 15, 1995. The 1995 Directors Plan will be effective upon the date of approval by the shareholders of the Company. The Plan will terminate upon the earlier of (a) the adoption of a resolution of the Board terminating the Plan, or (b) December 31, 2004. The 1995 Directors Plan authorizes the granting of stock options to purchase an aggregate maximum of 1,000,000 shares of the Company's Common Stock to eligible members of the Company's Board of Directors (including those who were eligible members of the Board on June 15, 1995). The Company presently intends to register the 1995 Directors Plan under the Securities Act of 1933 after shareholder approval of the plan is received. The principal features of the 1995 Directors Plan are summarized below. The summary is qualified by reference to the complete text of the Plan, which is attached as Annex E.

Eligibility. A Director is eligible to receive an option under the 1995 Directors Plan if the Director is not otherwise an employee of the Company or any subsidiary or affiliate on the date of a grant. Five members of the Board (and two former members) presently qualify to receive options under the 1995 Directors Plan.

Administration. The 1995 Directors Plan will be administered by a Committee of the Board consisting of directors who are not eligible to participate in the Plan. The committee has certain powers vested in it by the terms of the Plan, including the authority (within the limitations described therein) to interpret the Plan, to make all determinations necessary for administration of the Plan, and to adopt and amend rules and regulations relating to the Plan as it may deem desirable. Any decision of the Committee in the administration of the 1995 Directors Plan will be conclusive and binding. The Chairman of the Board and Chief Executive Officer of the Company are authorized to take ministerial actions with respect to the Plan.

Award of Options and Shares. All option grants under the 1995 Directors Plan are automatic and are non-statutory. The exercise price of each option granted under the Plan will be the fair market value of the Common Stock on the date the option is granted. Each person who was an eligible Director of the Company on June 15, 1995 automatically will receive an option to purchase 5,000 shares. Each eligible Director will automatically receive an option to receive 5,000 shares on June 15 of each subsequent year, beginning in 1996. An option may be exercised on or after the date of grant, provided, however, that no option may be exercised (i) before the 1995 Directors Plan is approved by the shareholders of the Company; (ii) after the expiration of ten years from the date the option is granted; (iii) after six months after an optionee ceases to be a Director of the Company other than due to mandatory retirement, permanent disability or death; or (iv) after five years after an optionee ceases to be a Director of the Company due to mandatory retirement, permanent disability or death. If the optionee terminates due to mandatory retirement or permanent disability and dies within five years, the option may be exercised until the later of (i) two years after the optionee's death or (ii) five years after the termination (but not later than ten years from the date of grant).

Transferability of Options. The rights of an optionee under the 1995 Directors Plan may not be assigned or transferred other than by will or the laws of descent and distribution.

Amendment of the 1995 Directors Plan. The Board may revise or amend the 1995 Directors Plan in any respect, provided, however, that without approval of the Company's shareholders no revision or amendment may increase the number of shares subject to the Plan, increase the number of shares granted to directors or extend the period during which options may be granted.

Federal Income Tax Consequences of the 1995 Non-Employee Directors Stock Option Plan. The 1995 Directors Plan provides for the granting of non-statutory options which do not qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). A Director who receives an option under the Directors Plan will not be deemed to have received any income at the time the option is granted; however, the Director will recognize ordinary income in the year any part of the option is exercised in an amount equal to the difference between the exercise price of the shares purchased and the fair market value of such shares on the exercise date. The Company will be entitled to a tax deduction in an amount equal to the amount of ordinary income recognized by the Director. The foregoing discussion of federal income tax aspects is only a summary and based upon interpretations of the existing laws, regulations and rulings which could be materially altered with enactment of any new tax legislation.

Vote Required. Under Schedule D to the NASD By-Laws, the establishment of a stock option plan, pursuant to which stock may be acquired by officers or directors, requires shareholder approval. Approval of the 1995 Directors Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock voting at the Meeting (assuming a quorum is present). The Alissa Group, who collectively own 8,152,200 shares of Common Stock (representing 44.29% of the shares outstanding), and the directors and executive officer of the Company, who collectively own 1,282,430 shares of Common Stock (representing 6.97% of the shares outstanding) have indicated to the Company that they intend to vote for Proposal 5 at the Meeting. Therefore, shareholders of an aggreate of 9,434,630 (51.25%) have indicated that they intend to vote for Proposal 5.

Proposal 6: Approval of the 1996 Employee Stock Option Plan

Introduction. On January 30, 1996, the Board of Directors of the Company approved and adopted the 1996 Employee Stock Option Plan (the "1996 Plan") and directed that it be submitted to the shareholders for approval. The 1996 Plan became effective November 1, 1995. Unless sooner terminated by the Board of Directors, the 1996 Plan will terminate on December 31, 2005. No incentive awards may be made under the 1996 Plan after termination. The 1996 Plan is intended to provide a means for employees of, and consultants providing services for, the Company to increase their personal interest in the Company, thereby stimulating their efforts on behalf of the Company and its shareholders
(references to the "Company" in this section will include any parent and subsidiary corporations). The 1996 Plan sets a maximum authorization of 5,000,000 shares of Common Stock that may be issued with respect to options and awards. The principal features of the 1996 Plan are summarized below. The summary is qualified by reference to the complete text of the 1996 Plan, which is attached as Annex F.

The 1996 Plan authorizes the reservation of 5,000,000 shares of Common Stock for issuance pursuant to incentive awards. Such incentive awards may be in the form of stock options, restricted stock or incentive stock (as described below). If an incentive award is cancelled, terminates or lapses unexercised, any unissued shares allocable to such incentive award may be subjected again to an incentive award. Similarly, if shares of restricted stock are reacquired by the Company, such shares may again be subjected to an incentive award under the 1996 Plan. In addition, shares subject to options granted under the Company's 1987 Stock Option Plan which are not issued under that plan because such options are cancelled, expire or otherwise terminate unexercised may be subjected to an incentive award and issued under the 1996 Plan. The Committee (see "Administration") is expressly authorized to make an award to a participant conditioned upon the surrender for cancellation of an existing incentive award. Adjustments will be made in the number of shares which may be issued under the 1996 Plan in the event of a future stock dividend, stock split or similar prorata change in the number of outstanding shares of Common Stock or the future creation or issuance to shareholders generally of rights, options or warrants for the purchase of Common Stock. The Company presently intends to register the 1996 Plan under the Securities Act of 1933 after shareholder approval is received.

Eligibility. All present and future employees of the Company are eligible to receive incentive awards under the 1996 Plan. As of January 30, 1996, the Company had approximately 273 employees (7 of whom were officers). Consultants providing services for the Company will also be eligible to receive incentive awards.

Administration. The 1996 Plan will be administered by a Committee comprised of at least three Directors of the Company who are not eligible to participate in the 1996 Plan or any similar plan of the Company (other than the 1995 Directors
Plan). The Committee will be the Compensation Committee of the Board unless another committee is appointed by the Board. The Committee has the power and complete discretion to determine when to grant incentive awards, which employees will receive incentive awards, whether the award will be an option, restricted stock or incentive stock, and the number of shares to be allocated to each incentive award. The Committee may impose conditions on the exercise of options and upon the transfer of restricted stock received under the 1996 Plan, and upon the right to receive incentive stock under the 1996 Plan, and may impose such other restrictions and requirements as it may deem appropriate, including reserving the right for the Company to reacquire shares issued pursuant to an incentive award.

Stock Options. Options to purchase shares of Common Stock granted under the 1996 Plan may be "incentive stock options" or "non-statutory stock options". Incentive stock options qualify for favorable income tax treatment under Section 422 of the Code, while non-statutory stock options do not. The option price of Common Stock covered by an incentive stock option may not be less than 100% (or, in the case of an incentive stock option granted to a 10% shareholder, 110%) of the fair market value of the Common Stock on the date of the option grant. The option price of Common Stock covered by a non-statutory option may not be less than 100% of the fair market value of the Common Stock on the date of grant. The value of incentive stock options, based on the exercise price, that can be exercisable by a participant for the first time in any calendar year under the 1996 Plan or any other similar plan maintained by the Company is limited to $100,000. Options may only be exercised at such times as may be specified by the Committee, provided, however, that incentive stock options may not be exercised after the first to occur of (i) ten years (or, in the case of an incentive stock option granted to a 10% shareholder, five years) from the date on which the incentive stock option was granted, (ii) three months from the optionee's termination of employment with the Company for reasons other than death or disability, or (iii) one year from the optionee's termination of employment on account of death or disability.

Restricted Stock. Restricted stock issued pursuant to the 1996 Plan is subject to the following general restrictions: (i) none of such shares may be sold, transferred, pledged, or otherwise encumbered or disposed of until the restrictions on such shares shall have lapsed or been removed under the provisions of the 1996 Plan, and (ii) if a holder of restricted stock ceases to be employed by the Company, he or she will forfeit any shares of restricted stock on which the restrictions have not lapsed or been otherwise removed. The Committee will establish as to each share of restricted stock issued under the 1996 Plan the terms and conditions upon which the restrictions on such shares shall lapse. Such terms and conditions may include, without limitation, the lapsing of such restrictions at the end of a specified period of time, or as a result of the disability, death or retirement of the participant. In addition, the Committee may at any time, in its sole discretion, accelerate the time at which any or all restrictions will lapse or remove any and all such restrictions.

Incentive Stock. The Committee may establish performance programs with fixed goals and designate employees as eligible to receive incentive stock if the goals are achieved. Incentive shares will only be issued in accordance with the program established by the Committee. More than one performance program may be established by the Committee and they may operate concurrently or for varied periods of time and a participant may participate in more than one program at the same time. A participant who is eligible to receive incentive stock has no rights as a shareholder until the shares are received.

Transferability of Incentive Awards. No options, or the right to receive incentive stock, granted under the 1996 Plan, and, during the applicable period of restriction, no shares of restricted stock, may be sold, transferred, pledged, or otherwise disposed of, other than by will or by the laws of descent and distribution. All rights granted to a participant under the 1996 Plan shall be exercisable during his lifetime only by such participant, or his guardians or legal representatives. Upon the death of a participant, his personal representative or beneficiary may exercise his rights under the 1996 Plan.

Amendment of the 1996 Plan and Incentive Awards. The Board of Directors may amend the 1996 Plan in such respects as it deems advisable, provided that the shareholders of the Company must approve any amendment that would (i) materially increase the benefits accruing to participants under the 1996 Plan, (ii) materially increase the number of shares of Common Stock that may be issued under the 1996 Plan, or (iii) materially modify the requirements of eligibility for participation in the 1996 Plan. Incentive awards granted under the 1996 Plan may be amended with the consent of the recipient so long as the amended award is consistent with the terms of the 1996 Plan.

Federal Income Tax Consequences of the 1996 Plan. An employee will not incur federal income tax when he is granted a non-statutory stock option, an incentive stock option, or, in most cases and depending on the restrictions imposed, restricted stock. Upon exercise of a non-statutory stock option, an employee generally will recognize ordinary income, which is subject to income tax withholding by the Company, equal to the difference between the fair market value of the Common Stock on the date of exercise and the option exercise price. The Committee has authority under the 1996 Plan to include provisions allowing the employee to elect to have a portion of the shares he would otherwise acquire upon exercise of an option withheld to cover his tax liabilities if permissible under Rule 16b-3 under the Exchange Act. The election will be effective only if approved by the Committee and made in compliance with other requirements set forth in the 1996 Plan. When an employee exercises an incentive stock option, he generally will not recognize income, unless he is subject to the alternative minimum tax. In general, an employee who has received shares of restricted stock will include in his gross income as compensation income an amount equal to the fair market value of the shares of restricted stock at the time the restrictions lapse or are removed. An employee who receives shares of incentive stock will include in his gross income as compensation income an amount equal to the fair market value of the shares of incentive stock on the date of transfer to the employee. Such amounts will be included in income in the tax year in which such event occurs. The income recognized will be subject to income tax withholding by the Company. The Company usually will be entitled to a business expense deduction at the time and in the amount that the recipient of an incentive award recognizes ordinary compensation income in connection therewith. As stated above, this usually occurs upon exercise of non-statutory options, when the restrictions lapse or are removed from restricted stock and when incentive stock is issued. Generally, the Company's deduction is contingent upon the Company's meeting withholding tax requirements. No deduction is allowed in connection with an incentive stock option unless the employee disposes of Common Stock received upon exercise in violation of the holding period requirements. This summary of federal income tax consequences of non-statutory stock options, incentive stock options, restricted stock and incentive stock does not purport to be complete. There may also be state and local income taxes applicable to these transactions.

Vote Required. Under Schedule D to the NASD By-Laws, the estabilishment of a stock option plan, pursuant to which stock may be acquired by officers or directors, requires shareholder approval. In accordance with this NASD policy, approval of the 1996 Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock voting at the Meeting (assuming a quorum is present). The Alissa Group, who collectively own 8,152,200 shares of Commo Stock (representing 44.29% of the shares outstanding), and the directors and executive officer of the Company, who collectively own 1,282,430 shares of Common Stock (representing 6.97% of the shares outstanding) have indicated to the Company that they intend to vote for Proposal 6 at the Meeting. Therefore, shareholders of an aggregate of 9,434,630 (51.25%) have indicated that they intend to vote for Proposal 6.

Proposal 7:  Approval of the 1995 Stock Option Plan for Independent Agents

Introduction. On January 30, 1996, the Board of Directors of the Company adopted, subject to shareholder approval, the 1995 Stock Option Plan for Independent Agents (the "1995 Agents Plan"). The 1995 Agents Plan will be effective upon the date of approval by the shareholders of the Company. The 1995 Agents Plan authorizes the granting of stock options to purchase an aggregate maximum of 500,000 shares of Common Stock to eligible independent agents of the Company. The Company presently intends to register the 1995 Agents Plan under the Securities Act of 1933 after shareholder approval of the 1995 Agents Plan is received. The principal features of the 1995 Agents Plan are summarized below. The summary is qualified by reference to the complete text of the 1995 Agents Plan, which is attached as Annex G.

Eligibility. Principals of any independent agencies who have contracted with the Company or its subsidiaries, but who are not directly or indirectly beneficial owners of more than 10% of the Common Stock and who are not directors or officers of the Company, are eligible to receive stock options under the 1995 Agents Plan.

Administration. The 1995 Agents Plan will be administered by a committee from among the Company's management appointed by the Board of Directors (referred to in this section as the "Committee"). The Committee has certain powers vested in it by the terms of the 1995 Agents Plan, including the authority (within the limitations described therein) to interpret the 1995 Agents Plan, to make all determinations necessary for administration of the 1995 Agents Plan, and to adopt and amend rules and regulations relating to the 1995 Agents Plan as it may deem desirable. Any decision of the Committee in the administration of the 1995 Agents Plan will be conclusive and binding.

Award of Options. Subject to the provisions of the 1995 Agents Plan, the Committee shall have the authority and sole discretion to designate those individuals (from among those eligible) to whom options will be awarded, and determine the manner and condition of exercise as well as the times at which options will be awarded. In making such determinations the Committee may take into account the nature of the services rendered by the respective individuals to whom options may be granted, their present and potential contributions to the Company's success and such other factors as the Committee, in its sole discretion, deems relevant.

Options may only be exercised if the Optionee has been performing services for the Company from the grant of the option until exercise. Options shall be exercisable at such times as may be specified by the Committee, provided, however, that options may not be exercised after the first to occur of (i) the expiration date of the option, (ii) the Optionee's termination of performing services for the Company for reasons other than disability, retirement or death,
(iii) five years from the Optionee's termination of service on account of disability or retirement, or (iv) five years from the Optionee's death.

Transferability of Options. The rights of an Optionee under the 1995 Agents Plan may not be assigned or transferred except by transfer to a beneficiary upon the death of the Optionee, and upon the death of the beneficiary, by will or the laws of descent and distribution.

Amendment or Termination of the 1995 Agents Plan. The Board of Directors may amend the 1995 Agents Plan in such respects as it deems advisable or terminate the Plan at any time. No amendment or termination may adversely affect any outstanding options.

Federal Income Tax Consequences of the 1995 Agents Plan. The 1995 Agents Plan provides for the granting of non-statutory options which do not qualify as incentive stock options under Section 422 of the Code. An Optionee who receives an option will not be deemed to have received any income at the time the option is granted. The Optionee will recognize ordinary income in the year any part of the option is exercised in an amount equal to the difference between the exercise price of the shares purchased and the fair market value of such shares on the exercise date. The Company will be entitled to a tax deduction in an amount equal to the amount of ordinary income recognized by the Optionee. The foregoing discussion of federal income tax aspects is only a summary and based upon interpretations of the existing laws, regulations and rulings which could be materially altered with enactment of any new tax legislation.

Vote Required. Under Schedule D to the NASD By-Laws (the "NASD Policy"), the establishment of a stock option plan, pursuant to which stock may be acquired by officers or directors, requires shareholder approval. Although, by its terms, the NASD Policy does not apply to the 1995 Agents Plan, the Board believes that it is consistent with the spirit of the NASD Policy and appropriate in the context of seeking approval of the other Option Plans, to seek shareholder approval of the 1995 Agents Plan. Approval of the 1995 Agents Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock voting at the Meeting (assuming a quorum is present). In the event the 1995 Agents Plan is not approved by the shareholders, the Board reserves the right to establish the 1995 Agents Plan without shareholder approval. The Alissa Group, who collectively own 8,152,200 shares of Common Stock (representing 44.29% of the shares outstanding), and the directors and executive officer of the Company, who collectively own 1,282,430 shares of Common Stock (representing 6.97% of the shares outstanding) have indicated to the Company that they intend to vote for Proposal 7 at the Meeting. Therefore, shareholders of an aggregate of 9,434,630 (51.25%) have indicated that they intend to vote for Proposal 7.

               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Directors' Compensation

In 1995, the Company paid quarterly to each Director who was not a full-time employee of the Company (a "Non- Employee Director") a retainer fee of $175 per month plus $656.25 for each meeting of the Board at which the Director was present, a fee of $175 for each meeting of a Board Committee which he attended on the same day and in the same general location as a Board meeting or by telephone, and a fee of $262.50 for attending a Committee meeting otherwise. In addition, at its meeting on June 15, 1995, the Board authorized the issuance of 5,000 shares of Common Stock to each person who was a Non-Employee Director on that date.

Compensation of Executive Officers

The following table sets forth, for the years ended December 31, 1995, 1994 and 1993, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to each of the executive officers of the Company and such subsidiaries whose compensation was in excess of $100,000 (the "Executive Group"), in all capacities in which they serve.

                                          SUMMARY COMPENSATION TABLE

                                                                               Restricted    Securities
                                                                Other Annual      Stock      Underlying       All Other
          Name and                        Salary      Bonus     Compensation     Awards        Options       Compensation
     Principal Position        Year         ($)        ($)          ($)            ($)           (#)             ($)
- - ---------------------------- ---------  ----------- --------- ---------------- -----------  -------------  ----------------
John C. West                  1995(1)       141,785         0        15,625(2)           0        280,000              0.00
Chairman of the Board         1994                0         0                0           0              0              0.00
Ernst N. Csiszar, President   1995(1)       119,154         0             0.00           0        300,000              0.00
and Chief Executive Officer
John A. Weitzel               1995(1)     33,231(2)         0             0.00           0        100,000               174
Chief Financial Officer
- - ---------------------------- ---------  ----------- --------- ---------------- -----------  -------------  ----------------
Former Officers
Sterling E. Beale              1995               0         0                0           0              0        347,968(4)
Chairman of the Board and      1994         147,813     2,438                0           0              0        359,206(4)
Chief Executive Officer        1993         182,483         0                0           0              0             2,765
W. Thomas Reichard, III        1995               0         0                0           0              0                 0
President                      1994         102,476     1,813                0           0              0        252,279(5)
                               1993         135,659         0                0           0              0             2,199

- - --------------------------------

(1) Gov. West was appointed an officer of the Company for the first time in 1994; Messrs. Csiszar and Weitzel were appointed officers of the Company for the first time in 1995.

(2) The amount shown represents the dollar value of the difference between the price paid by Gov. West for shares upon the exercise of stock options and the fair market value at the date of exercise.

(3) Mr. Weitzel was employed by the Company effective September 30, 1995. The salary amount stated is for the three-month period from the date of employment through December 31, 1995. Prior to the date of employment, Mr. Weitzel was a consultant to the Company during 1995. With respect to his consulting services, the Company paid Mr. Weitzel consulting fees in the amount of $114,000 during 1995.

                                      -32-




(4) The amounts shown for 1995 and 1994 for Mr. Beale include payments of $193,748 and $355,500, respectively, pursuant to a certain Retirement Agreement and $150,938 of salary for 1994 which was actually paid in 1995.

(5)      The  amount  shown  for  1994  for  Mr.  Reichard   includes   payments
         aggregating $249,502 pursuant to a certain Separation Agreement and Mutual Release.


Option Grants

During the year ended December 31, 1995, the Company granted 300,000 stock options to members of the Executive Group pursuant to the Company's 1987 Stock Option Plan. In addition, the Board of Directors approved the grant of 400,000 stock options to members of the Executive Group pursuant to the 1996 Plan, subject to shareholder approval of that plan. The following table sets forth the grants during the year ended December 31, 1995.


                          Option Grants During the Year Ended December 31, 1995

                                                                                          Potential Realizable value at
                                                                                          assumed rates of stock price
                                                                                        appreciation for option terms ($)
                            Number of
                           Securities      % of Total
                           Underlying        Options     Exercise
Name                         Options       Granted to      Price       Expiration         0%          5%           10%
                           Granted (#)      Employees     ($/Sh)          Date            (2)         (3)          (3)
- - ------------------------ ---------------  ------------- -----------  ---------------  ----------- -----------  ------------
Ernst N. Csiszar              100,000(1)       13%            1.625     12/21/00           0           44,895        99,208
  Chief Executive             100,000(1)       13%            2.500     12/21/00           0         (42,605)        11,708
Officer                          100,000       13%                      06/13/00                       24,175        53,420
John C. West                  100,000(1)       13%            1.625     12/21/00           0           44,895        99,208
                              100,000(1)       13%            2.500     12/21/00           0         (42,605)        11,708
                                 100,000       13%            0.875     06/13/00           0           24,175        53,420
John A. Weitzel                  100,000       13%           0.8125     09/30/00           0           22,428        49,604



(1) These grants were authorized by the Board of Directors during 1995 under the 1996 Plan, subject to shareholder approval of the 1996 Plan.

(2) All grants were made with an exercise price per share at or above the closing market price per share on the date of grant.

(3)      Assumed for illustrative purposes only.

Option Exercises and Year-End Holdings

During the year ended December 31, 1995, members of the Executive Group exercised a total of 20,000 stock options. The following table sets forth certain information with respect to option exercises during the year ended December 31, 1995, and unexercised stock options held by the Executive Group as of December 31, 1995.

                                    Aggregated Option Exercises During the Year
                               Ended December 31, 1995 and 1995 Year-End Option Values

                                                                     Number of Securities            Value of Unexercised
                                Shares                          Underlying Unexercised Options      In-The-Money Options at
                              Acquired On          Value                  at Year-End             Year-End ($) Exercisable/
Name                         Exercise (#)      Realized ($)      (#) Exercisable/Unexercisable          Unexercisable
- - -------------------------- ----------------- ----------------- --------------------------------- ----------------------------
Ernst N. Csiszar                           0               N/A                200,000/100,000(2)                       62,500
Chief Executive Officer
John C. West                          20,000         15,625(1)                180,000/100,000(3)                       50,000
John A. Weitzel                            0               N/A                         100,000/0                       68,750

- - --------------------

(1) The amount shown represents the dollar value of the difference between the purchase price paid by Gov. West for the shares upon exercise of the stock options and the fair market value of the shares at the date of purchase.

(2) The amounts shown for Mr. Csiszar include 200,000 option grants authorized by the Board of Directors during 1995 under the 1996 Plan, subject to shareholder approval of the 1996 Plan.

(3)      The  amounts  shown  for  Gov.  West  include   200,000  option  grants
         authorized by the Board of Directors during 1995 under the 1996 Plan, subject to shareholder approval of the 1996 Plan.


Employment Agreements

The Company has entered into employment agreements (each, an "Agreement") under which Ernst N. Csiszar will serve as President and Chief Executive Officer, John
C. West will serve as Chairman and John A. Weitzel will serve as Senior Vice President and Chief Financial Officer (each, an "Employee"), of the Company for a term of one (1) year. The terms of each Agreement are substantially identical (except as detailed below). The following is a summary of the terms of the Agreements.

Effective Dates of Employment. The one-year terms of Mr. Csiszar and Gov. West began on January 1, 1996. Mr. Weitzel's one-year term began on September 30, 1995.

Salary. As payment for services rendered by the Employee under the Agreement, the Company shall pay Messrs. Csiszar and Weitzel $12,000, and Gov. West $7,200, per month during the term of the Agreement. The Employee shall not receive additional compensation for service on the Board of Directors of the Company or any committee thereof.

Bonus. Mr. Csiszar and Gov. West shall receive a bonus based on the operating earnings of the Company for the calendar year 1996 of up to 150% of base salary.

Stock Options. Mr. Csiszar and Gov. West will receive, effective December 21, 1995, options to purchase 200,000 shares of the Company's stock. The option for 100,000 shares vested on December 21, 1995, and shall be valid for a period of five (5) years from the date of issue and shall expire on December 20, 2000. The exercise price for these 100,000 shares shall be the closing price of the Company's stock on December 21, 1995. The remaining 100,000 shares shall vest on the earlier of (1) Employee's termination of employment with the Company, or (2) December 31, 1996. The Options shall be valid for a period of five (5) years from the date of vesting and the exercise price for these Options shall be $2.50 per share. These Options are awarded under the terms and provisions of the 1996 Plan and subject to the provisions thereof.

Mr. Weitzel has received effective September 30, 1995, options to purchase 100,000 shares of the Company's stock. The options vested on September 30, 1995, and shall be valid for a period of five (5) years from the date of issue and shall expire on September 29, 2000. The exercise price for these 100,000 shares shall be the closing price of the Company's stock on September 30, 1995.

Relocation Expenses. Mr. Weitzel will be reimbursed by the Company for the reasonable costs incurred in relocating from Wisconsin to South Carolina, including real estate commissions and closing costs paid in the sale of his residence; these costs are not to exceed $35,000. In addition, the Company will reimburse Mr. Weitzel for up to 6 months of temporary living costs -- apartment rental and round-trip flight to Wisconsin every 2 weeks -- until his permanent relocaton.

Covenant Not to Compete. The Employee agrees that for a period of one year after the date of termination of his employment for any reason except a termination without cause, the Employee shall not solicit any customers or prospective customers in any state in which the Company (including its subsidiaries) engages in business, with whom the Employee became acquainted or gained knowledge of during the course of his employment, and the Employee shall not engage in any business which is in any way competitive with the business of the Company. The Employee further agrees never to disclose any information deemed proprietary by the Company, including but not limited to, customer lists and trade secrets, regardless of the Employee's employment status.

Termination. Each party shall have the right to terminate the Agreement at any time during the term upon thirty (30) days written notice to the other party. The Company may terminate the Agreement at any time with cause or upon thirty
(30) days written notice without cause; provided, that if the Company terminates the Agreement without cause the Company will pay the Employee within ten (10) days after termination, one year's base salary as severance pay. In the event that during the term of the Agreement, there is a sale of all or substantially all of the Company's assets or all or substantially all of the Company's stock and the new owners express their desire for a change in management or reassign the Employee to a job with the Company with lesser duties or responsibilities, then the Employee has the right to give written notice of his intent to terminate the Agreement and shall receive the remaining balance or amount due under the Agreement as severance.

Report of the Board of Directors on Executive Compensation

The primary elements of the Company's executive compensation program have historically consisted of a base salary, a bonus opportunity and stock options. Base salaries are determined, and have at times been increased, by evaluating the responsibilities of the position held and the experience of the executive officer. Overall compensation is based on the Compensation Committee's assessment of prevailing market compensation levels. The foregoing has been provided by the Company's Compensation Committee.

                  John P. Seibels (Chairman)
                  George R. P. Walker, Jr.
                  Claude E. McCain
                  Albert H. Cox, Jr.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

None of the members of the Compensation Committee is or was formerly an officer or employee of the Company or any of its subsidiaries.

Stock Performance Chart

The following chart compares the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock during the five years through December 1995 with the cumulative total return on the NASDAQ Stock Market (U.S. companies) Index and the NASDAQ Fire, Marine and Casualty Insurance Stock Index.

                                [CHART OMITTED]

                Comparison of Five Year-Cumulative Total Returns
                             Performance Graph for
                          The Seibels Bruce Group Inc.

                                              12/31/90  12/31/91  12/31/92  12/31/93  12/30/94  12/29/95
                                              --------  --------  --------  --------  --------  --------
The Seibels Bruce Group Inc.                    100.0     136.3      46.5      62.0      62.0      37.2
Nasdaq Stock Market (US Companies)              100.0     160.6     186.9     214.5     209.7     296.3
NASDAQ Stocks (SIC 6330-6339 US Companies
Fire, Marine, and Casuality Insurance           100.0     142.7     192.3     198.0     190.7     267.4

Certain Transactions

In 1981, Seibels, Bruce & Company, a wholly-owned subsidiary of the Company, entered into a contract for PMSC, a former Company subsidiary, to provide data processing services to the Company and its subsidiaries. By subsequent agreements, the original term of the contract has been extended through June 30, 1996. Pursuant to the contract, Seibels, Bruce & Company paid $1,848,533 to PMSC and its subsidiaries in 1995. Mr. John Seibels, a director of the Company, is also a director of PMSC.


                        SECURITY OWNERSHIP OF THE COMPANY

The following table sets forth, as of March 30, 1996, information regarding ownership of the Company's Common Stock by the directors of the Company, each executive officer named in the Summary Compensation Table that appears under "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS," all directors and such executive officers as a group and each person known to the Company to be the beneficial owner of 5% or more of the Common Stock.



                                           Amount and Nature of Beneficial     Percent of Class Excluding (Including)
Name of Beneficial Owner (and address,               Ownership(1)                  Issuance of the Powers Shares(2)
with respect to non-directors or officer)
- - --------------------------------------- -------------------------------------  --------------------------------------
William M. Barilka                                                   140,000(3)                  *
Ernst N. Csiszar                                                     300,000(4)            1.60% (1.20%)
Albert H. Cox, Jr.                                                    11,600(3)                  *
William B. Danzell                                                      0.00                    0.00
Claude E. McCain                                                      10,064(3)                  *
Kenneth W. Pavia                                                        0.00                    0.00
John P. Seibels                                                    606,908(3,5)            3.30% (2.46%)
George R.P. Walker, Jr.                                            506,858(3,6)            2.75% (2.06%)
John C. West                                                         312,000(7)            1.67% (1.25%)
John A. Weitzel                                                      100,000(4)                  *

 All directors and officers as a group                             1,987,430(8)           10.40% (7.84%)
- - --------------------------------------- -------------------------------------  --------------------------------------
Alissa Group                                                       8,152,200(9)           44.29% (33.06%)
P. O. Box 192
Alkhobar, Saudi Arabia
The Powers                                                        6,614,206(10)            1.98% (26.8(2)%)
P. O. Box 6525
Florence, SC 29502
Avent Group                                                       1,635,000(11)            6.63% (13.61%)
P. O. Box 3886
Florence, SC 29502

- - ----------------------------

* Less than 1%.

1 Includes shares underlying options authorized for issuance by the Board of Directors, subject to shareholder approval.

                                      -36-




2 Assuming no exercise of the 6,250,000 Powers Options or the 1,635,000 Avent Options.

3 Non-employee director. Includes 5,000 shares underlying options authorized for issuance under the 1995 Directors Plan, subject to shareholder approval of that plan. See "Proposal 5: Approval of the 1995 Non-employee Directors Stock Option Plan."

4 Includes shares underlying options authorized for issuance under the 1996 Plan, subject to shareholder approval of that plan (with respect to Mr. Csiszar and Gov. West) , and 100,000 shares underlying options granted under the Company's 1987 Stock Option Plan. See "Proposal 6: Approval of the 1996 Employee Stock Option Plan."

5 Excludes 9,012 shares held in the names of members of Mr. Seibels' immediate family as to which he has neither sole nor shared voting or dispositive power and as to which he disclaims beneficial ownership.

6 Excludes 45,557 shares held in the names of members of Mr. Walker's immediate family as to which he has neither sole nor shared voting or dispositive power and as to which he disclaims beneficial ownership.

7 Includes 280,000 shares underlying options authorized for issuance under the 1996 Plan, subject to shareholder approval of that plan. See "Proposal 6: Approval of the 1996 Employee Stock Option Plan."

8 Includes 705,000 shares underlying unexercised options and 1,282,430 shares issued and outstanding (representing 6.97% of the Company's issued and outstanding shares).

9 Based on information contained in Statement on Form 4 for February, 1996: includes 6,200 shares to which Mr. Alissa has sole voting power, and 4,057,000 and 4,089,000, including shares as to which he has shared voting power beneficially owned (shared voting and dispositive power) by Abdullatif Ali Alissa Est. (the "Establishment"), Financial Investors Limited ("FIL") and General Investors Limited ("GIL"). Mr. Alissa has informed the Company that he is the President of the Establishment; that FIL is wholly owned by the Establishment; and that GIL is wholly owned by Mr. Alissa.

10 Includes the 6,250,000 Powers Shares and 364,206 shares owned by the Powers as of January 30, 1996. Does not include the shares underlying the Powers Options. If the shares underlying the Powers Options were included as beneficially owned by the Powers the Powers would beneficially own 12,864,206 shares, representing 41.62% of the class.

11 Excludes 1,635,000 shares underlying the Avent Options. See "RECENT DEVELOPMENTS -- The Avent Transaction." If these shares were included as beneficially owned by the Avent Group, the Avent Group would beneficially own 3,270,000 shares, representing 16.32% of the class (assuming no issuance of the Powers Shares) or 12.44% of the class (assuming issuance of the Powers Shares, but exluding shares underlying the Powers Options).


                          RECENT DEVELOPMENTS

Sale of Consolidated American

On February 7, 1996, the Company signed a letter of intent for the sale of Consolidated American Insurance Company, a dormant subsidiary of SCIC ("Consolidated") to Hogan Holding Corporaton ("HHC"). Consolidated holds insurance licenses in 13 states. The letter of intent contemplates that HHC will pay SCIC approximately $6,000,000, subject to adjustments for any change in Consolidated's financial condition, assets or liabilities occurring between December 31, 1995 and the date of the closing of the sale. HHC will pay approximately $5,000,000 in cash to SCIC at the closing and will pay approximately $950,000 in cash into escrow at the closing, to be released on a pro rata basis to SCIC as Consolidated is approved to do new business in each of the thirteen states. The Board believes the sale of Consolidated will benefit the Company and its shareholders as much-needed capital will flow into SCIC in exchange for a dormant subsidiary.

The Avent Transaction

On March 29, 1996, the Company closed a transaction (the "Avent Transaction") with a group including Fred C. Avent, and Pepsico of Florence.

(referred to collectively as the "Avent Group"). Under agreements dated March 28, 1996, between the Company and the Avent Group, the Company sold 1,635,000 shares of Common Stock (the "Avent Shares") to the Avent Group for a purchase price of $2.00 per share in a non-public transaction.

As additional consideration for the purchase of the Avent Shares, the Company has agreed, as soon as practicable, to deliver to the Avent Group options to purchase an additional 1,635,000 shares of Common Stock (the "Avent Options"). The Avent Options shall be exercisable at the greater of book value per share at the date of exercise or $2.50 per share. The Avent Options expire on December 31, 2000. The Company contemplates issuing the Avent Options after the Meeting. In addition, the Avent Group has the right to nominate one director for election to the Board. See "PROPOSALS RELATING TO THE POWERS TRANSACTION: PROPOSALS 1, 2, 3 AND 4 -- Proposal 4: Increase in Number of Directors."

Prior to the issuance of the Avent Shares, there was no affiliation between the Avent Group and the Company. The Company is unaware of any affiliations between the Avent Group and either the Powers or the Alissa Group.

                                     GENERAL

Expenses of Solicitation

The cost of soliciting proxies will be borne by the Company. Officers, directors and employees of the Company may solicit proxies by telephone, telegram or personal interview.

Additional Information

The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the Commission: New York Regional Office, 7 World Trade Center, 13th Floor, New York, New York, 10048; and Chicago Regional Office, Northwestern Atrium Center, 500 West Madison Street, Suite 1400 Chicago, Illinois 60661. Copies of such material also may be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, such reports, proxy statements and other information concerning the Company may be inspected and copied at the offices of the National Association of Securities Dealers, Inc. at 1735 K Street, N.W., Washington, D.C. 20006-1506

Incorporation by Reference

The information contained in the Company's Annual Report on Form 10-K for the year ended December 31, 1995 is incorporated herein by reference. A copy of the Annual Report is enclosed as an appendix, and is also available from the Company upon request.

May 8, 1996                                                 Priscilla C. Brooks
                                                            Corporate Secretary

                                                                    ANNEX A




                            STOCK PURCHASE AGREEMENT


         This Stock Purchase Agreement, dated as of January 29th, 1996, is made jointly and severally between Charles H. Powers and Walker S. Powers on the one hand (collectively the "Purchasers"), and each individually a ("Purchaser"), and The Seibels Bruce Group, Inc., a South Carolina corporation (the "Company").

                                   WITNESSETH:
         WHEREAS, the Company proposes to issue and sell 6.250 million shares (the "Shares"), of the common stock par value $1.00 per share of the Company to the Purchasers at a price of $1.00 per share;
         WHEREAS, the Company proposes to issue to the Purchasers as additional consideration for the purchase of the Shares, options to purchase an additional
6.250 million Shares (the "Additional Shares"), of the Company's common stock upon the following terms and conditions;
         1. Options for 3.125 million Shares exercisable at the greater of either book value or $1.50 per share. These options shall expire on December 31, 1998.
         2. Options for 3.125 million Shares exercisable at the greater of either book value or $2.00 per share. These options shall expire on December 31, 2000. WHEREAS, the Company desires to sell the Shares and grant the Options to the Purchasers and the Purchasers desire to purchase the Shares and receive Options for the Additional Shares from the Company;

         NOW, THEREFORE, subject to the terms and conditions hereof and in consideration of the premises and the promises, representations, warranties and covenants contained herein, the Purchasers jointly and severally on one hand and the Company on the other, hereto agree as follows:

                                    SECTION 1

                 Purchase, Sale of Stock and Granting of Options

         1.1 Purchase and Sale of Shares at the Closing. Upon the terms and subject to the conditions of this Agreement, at the Closing, the Company will sell to the Purchasers, and the Purchasers will purchase from the Company, the Shares.
         1.2 Granting of Options For the Additional Shares. At the Closing, the Company will grant to the Purchasers, the Options for the Additional Shares.
         1.3 Payment. Purchasers will be deemed to have paid for the Shares and Options for the Additional Shares by having delivered to the Company, $6,250,000.00 dollars cash in certified funds.

                                    SECTION 2
                                     Closing

         2.1 Closing. The closing for the purchase and sale of the Shares and the granting of the Options (the "Closing"), will be held at the offices of the Company, 1501 Lady Street, Columbia, South Carolina 29202, at 10:00 a.m. local time on January 30, 1996, and shall be completed and effective as of the Closing date.

         2.2 Deliveries at the Closing.

                  (a) The Purchasers shall deliver $6,250,000.00 dollars in certified funds, made payable to The Seibels Bruce Group, Inc.
                  (b) The Company shall deliver to Purchasers' attorney, stock certificates for 6.250 million shares and options to purchase an additional
6.250 million shares.
                  (c) The Purchasers and the Company shall deliver to each other, opinions of counsel, and such other documents as are usual in transactions of the nature contemplated by this Agreement and as may be reasonably required by counsel.

         2.3 Escrow.

         The Company shall hold the funds received at Closing in an interest-bearing escrow account and Purchasers' attorney shall hold Certificates and Options in Escrow until completion of the following: (a) Regulatory approval of the Stock Purchase Agreement by the South Carolina Department of Insurance and approval by the Department for the Company to resume writing "risk" business; and (b) Approval by the shareholders at a special shareholders meeting of a resolution in compliance with Section 35-2-109 of the South Carolina Code of Laws, 1976 as amended, approving voting rights for all of the shares under the South Carolina Control Share Acquisition Act; and (c) Approval by the shareholders at a special shareholders meeting of resolutions required by the Bylaws of the National Association of Securities Dealers, Inc.

         Immediately upon completion of all of the above-named approvals, the escrow account shall terminate and the Company shall have the right to use the funds and accumulated interest contained therein to increase the capital and surplus of South Carolina Insurance Company.

         If the South Carolina Department of Insurance fails to grant regulatory approval of the Stock Purchase Agreement, fails to allow the Company to resume writing "risk" business or the shareholders fail to approve at a Special Shareholders Meeting, a resolution in compliance with Section 35-2-109 of the South Carolina Code of Laws, 1976, as amended, approving voting rights for all the shares under the South Carolina Control Share Acquisition Act, or the shareholders fail to approve at a Special Shareholders Meeting, resolutions required by the By-Laws of the National Association of Securities Dealers, Inc., then the Purchasers have the option to terminate this Agreement within ten (10) days after receipt of notice by the Company of the disapproval of one or more of the above-referenced matters, by delivering to the Company the duly endorsed Certificates and Options and upon receipt of same, the Company shall return the funds held in escrow with the accumulated interest to the Purchasers and this Agreement shall become null and void.

                                    SECTION 3
            Representations, Warranties and Covenants by the Company

  The Company represents, warrants and covenants to the Purchasers as follows:

         3.1 Authority. The execution and delivery of this Agreement, the issuance and sale of the Shares by the Company and compliance by the Company with all of the other provisions of this Agreement: (a) are within the corporate power and authority of the Company and (b) have been duly authorized by all requisite proceedings of the Board of Directors of the Company, except that the Board has only approved the purchase of 5.5 million Shares with corresponding Options by the Purchasers. Management of the Company shall recommend to the Board, at the next Board meeting, that the Board approve the increase in the number of Shares to be purchased from
5.5 million to 6.250 million with a corresponding increase in the number of Options. However, if the Board fails to agree to said increase, Purchasers agree to purchase the 5.5 million Shares as previously approved by the Board.

         3.2 No Violation of Law or Default by Reason of Execution or Performance of this Agreement. The execution, delivery and performance of this Agreement by the Company will not: (a) violate any applicable law, rule or regulation; or (b) constitute a default or result in a right of acceleration, termination or similar right (i) by any party to any contract, agreement or instrument to which the Company or a Subsidiary is a party (or would, but for the passage of time or the giving of notice, constitute a default or result in such a right of acceleration, termination or similar right) or (ii) under the certificate (or articles) of incorporation or bylaws of the Company or its Subsidiaries except, in each case, (A) with respect to matters requiring the approvals referred to in subsection 3.4 hereof and (B) where the violation, default, acceleration, termination or similar right would not have a material adverse effect on the business, assets, properties or financial condition of the Company and its Subsidiaries taken as a whole.

         3.3 Approvals and Consents. Except as set forth on Schedule 3.3, the Schedule of the Company's Required Approvals and Consents, no approval, consent or authorization of, or declaration or filing with, any governmental or judicial authority, or any third party is required in connection with the execution and delivery of this Agreement by the Company or the performance of this Agreement by the Company or the performance of this Agreement by the Company.

         3.4 SEC Reports. The Company has furnished to the Purchasers copies of its (a) Form 10-K filed with the Securities and Exchange Commission the (the "SEC"), for the fiscal year ended on December 31, 1994, (b) its Quarterly Report on Form 10-Q filed with the SEC for each quarter ended on or after September 30, 1995, and (c) its proxy statement and Annual Report relating to the Company's 1995 Annual Meeting of Shareholders (collectively, the "SEC Documents").

                  (a) Each of the SEC Documents has been filed, and when filed the Company was in compliance in all material aspects with the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the SEC thereunder applicable to each such SEC Document. Each of the SEC Documents was complete and correct in all material respects as of its date and, as of its date, did not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                  (b) After the Closing, for so long as the Purchasers own at least 20% of the issued and outstanding shares of the Company, the Company will promptly provide to the Purchasers each document filed with the SEC (except preliminary materials, pre-effective registration statements or registration statements relating to employee stock option or compensation plans), along with all documents, reports and other information provided to its Shareholders generally.

         3.5 Financial Statements. The financial statements of the Company included in the SEC Documents: (a) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (b) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis for the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by applicable SEC rules and regulations and at the time of their filing, based on information then known to the Company), (c) are presented fairly in all material respects (subject, in the case of the unaudited statements, to normal recurring interim audit adjustments) and present (i) the consolidated financial position of the Company and its consolidated Subsidiaries at the date thereof, (ii) the consolidated results of their operations and (iii) their cash flows for the periods then ended.

         3.6 No Undisclosed Liabilities. As of the date of the latest financial statement of the Company and its Subsidiaries contained in the most recent SEC Document containing financial statements, neither the Company nor its Subsidiaries had any liability or obligation of any nature, including contingent liabilities or obligations, required to be disclosed by generally accepted accounting principles or the rules and regulations of the SEC, including liabilities for taxes (including any interest or penalties relating thereto), in respect of or measured by the income of any such corporation for any period prior to the date thereof, except (a) to the extent reflected or recorded in the SEC Documents, (b) as disclosed in this Agreement or any Schedule hereto, or (c) if such liability or obligation would not have a material adverse effect on the business, assets, properties or financial condition of the Company and its Subsidiaries taken as a whole.

         3.7 No Material Adverse Changes. Since the date of the most recent SEC Document, there has not been; (a) any material adverse change in the financial or other condition, assets, liabilities or business of the Company and its Subsidiaries, taken as a whole, except for (i) the establishment of additional reserves for losses and claims on policies of insurance written or reinsured by any of the Company's insurance company Subsidiaries, (ii) the increase of existing reserves for losses and claims on policies of insurance written or reinsured by any of the Company's insurance company Subsidiaries, and (iii) changes occurring in the ordinary course of business, including, but not limited to, claims made and losses paid or payable by the Company with regard to the rights of insureds under policies of insurance written or reinsured by the Company or any of its Subsidiaries (b) any damage, destruction or loss (whether or not covered by insurance) materially adversely affecting the business, properties, assets or financial condition of the Company or its Subsidiaries taken as a whole; (c) any declaration, setting aside or payment of a dividend or other distribution in respect of any of the capital stock of the Company or any direct or indirect redemption, purchase or other acquisition of any of such stock; (d) any strike, lockout, organized labor trouble, or any similar organized labor event or condition of any character involving employees of the Company or its Subsidiaries materially adversely affecting the business, assets, properties or financial condition of the Company and its Subsidiaries taken as a whole; (e) a sale or transfer by the Company of any of its Subsidiaries whether or not material in the aggregate as to which a contract for the sale of substantially all its assets has been executed).

         3.8 Compliance with Laws and Regulations. To the best knowledge of the Chairman of the Board, the President and the Chief Financial Officer of the Company (the "Management"), neither the Company nor any of its Subsidiaries has been in violation of any law, ordinance, regulation, order or decree (including, without limitation, any regulations of governmental agencies having jurisdiction or supervision over its business or properties), the violation of which may have a material adverse effect on the business, assets, properties or financial condition of the Company and its Subsidiaries taken as a whole.

         3.9 Cooperation with Filings. The Company covenants to provide the Purchasers with information concerning the Company necessary to enable it to make all required SEC, insurance regulatory and other filings as required in connection with this Agreement.

         3.10 Due Execution; Binding Effect. This Agreement has been duly executed by the Company and is a valid and binding obligation enforceable against the Company in accordance with its terms, except as enforceability therefor may be limited by the exercise of judicial discretion, the laws of bankruptcy, insolvency, reorganization, moratorium, or other similar laws from time to time in effect relating to or affecting generally the enforcement of creditors' rights, and except as enforcement of remedies may be limited by general principles of equity (regardless of whether which enforceability is considered in a proceeding in equity or at law).


                                    SECTION 4
                              Compliance with Laws

         The Company and each of the Purchasers will use their best efforts to duly comply with all applicable laws requiring compliance by them, respectively, to complete validly the transactions provided for in this Agreement.

                                    SECTION 5
                 Representation, Warranties and Covenants of the

         Purchasers Each Purchaser jointly and severally represents, warrants and covenants as follows:

         5.1      Authority of and Actions by the Purchasers.

                  (a) Charles H. Powers and Walker L. Powers are citizens and residents of the State of South Carolina. The execution and delivery of this Agreement, the purchase of the Shares from the Company, the receipt of the Options and compliance by the Purchasers with all of the other provisions of this Agreement are within the powers and capacity of each Purchaser as an individual citizen and resident.

                  (b) Each Purchaser has entered into this Agreement on a joint and several basis with the other. Each Purchaser is purchasing a portion of the Shares in his own capacity. In each case in this Agreement where a right, obligation to act or to forebear from acting, or any other provision is ascribed to the Purchasers collectively, the Purchasers shall act collectively to determine among themselves their relative rights and obligations and the applicability to them of other provisions and advise the Company accordingly in a timely manner. In the absence of such a determination, the Company may, within a reasonable time after it has made a written request that such a determination be made, ascribe such rights and obligations to the Purchasers on the basis of their relative record ownership from time-to-time of the Shares.

                  (c) Each Purchaser acknowledges: (i) receipt of the SEC Documents, (ii) that the Company has made available to the Purchasers or to the Purchasers' counsel, accountants and other representatives such information and documents as the Purchasers have requested and (iii) that he or his representatives have had full opportunity to discuss the financial and other conditions of the Company and its Subsidiaries with the management of the Company and its Subsidiaries.

         5.2 No Violation of Law or Default by Reason of Execution or Performance of this Agreement. The execution, delivery and performance of this Agreement by the Purchasers will not: (a) violate any applicable law of the United States of America or any other applicable or relevant jurisdiction; or
(b) constitute a default or result in a right of acceleration, termination or similar right (i) by any party to any contract, agreement or instrument to which either of the Purchasers is a party (or would, but for the passage of time or the giving of notice, constitute a default or result in such a right of acceleration, termination or similar right) or (ii) under any contract, agreement or instrument to which either Purchaser is a party, except where the violation, default, acceleration, termination or similar right would not have a material adverse effect on the business, assets, properties or financial condition of such Purchaser.

         5.3 Approvals and Consents. Except as provided in Schedule 5.3, the Schedule of Purchasers' Required Approvals and Consents, no approval, consent or authorization of, or declaration or filing with, any governmental or judicial authority is required in connection with the execution and delivery of this Agreement by either Purchaser or the performance by either Purchaser hereunder.

         5.4      Securities Act of 1933.

                  5.4.1 Unregistered Securities. The Purchasers understand that the Shares acquired pursuant to this Agreement have not been registered under the Securities Act of 1933 ("Securities Act") or under applicable state securities laws, in reliance upon exemptions thereunder from such registration requirements afforded by Section 4(2) of the Securities Act and Regulation D, governing the offer and sale of securities to accredited investors, and other applicable exemptions. The Purchasers agree that there shall be imprinted on the face of the certificates of the Shares delivered under this Agreement a restrictive legend substantially in the form set forth in Section 5.4.2 below.

                  5.4.2 Restrictive Legend. The Purchasers  understand and agree that any disposition of the Shares in violation of this Agreement, shall be null and void, and that no transfer of the Shares shall be made by the Company's transfer agent upon the Company's stock transfer books unless there has been compliance with the terms of this Agreement. The Purchasers understand and agree that there shall be imprinted on the certificates for the Shares a legend substantially in the form as the following:

                  The shares of common stock represented by this certificate have not been registered under the Securities Act of 1933, as amended and may not be offered or sold unless the shares are registered under the Securities Act of 1933 as amended, or an exemption from the registration requirements under the Securities Act of 1933, as amended, is available.

         5.3 The Shares.  The  Purchasers  acknowledge  that the Shares have not been registered under the Securities Act. The Purchasers are acquiring beneficial ownership of the Shares for their own account for investment, and not with a view to a distribution. Each Purchaser agrees not to transfer or otherwise dispose of any of the Shares unless such transfer or other disposition is registered under the Securities Act or is exempt from such registration. By reason of the Purchasers' knowledge and experience in financial and business matters, the Purchasers are capable of evaluating the merits and risks of their acquisition hereunder of beneficial ownership of the Shares. The Purchasers have had available such information with respect to Company as deemed necessary or appropriate to make such evaluation. The Purchasers have the financial resources to bear the risk of ownership of the Shares.

         5.4 Cooperation With Filings. The Purchasers covenant to provide the Company with all information concerning the Purchasers necessary to enable it to make all required SEC, insurance regulatory, and other filings required in connection with this Agreement.

         5.5 Due Execution: Binding Effect. This Agreement has been duly executed by or on behalf of each of the Purchasers and is a valid and binding obligation enforceable against the

Purchasers and each of them in accordance with its terms, except as enforceability thereof may be limited by the exercise of judicial discretion, the laws of bankruptcy, insolvency, reorganization, moratorium, or other similar laws from time to time in effect relating to or affecting generally the enforcement of creditors' rights, and except as enforcement of remedies may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                                    SECTION 6
             Additional Covenants of the Company and the Purchasers

         6.1 Appointments to the Board; Voting. Subject to the fiduciary duties of the directors of the Company: The Purchasers will be entitled to designate up to two persons for election to the Company's Board of Directors (the "Board").

                  (a) Prior to the filing by the Company of its preliminary proxy materials for the Annual Meeting, the Purchasers shall notify the Company in writing of the names of the persons they wish to have elected as directors and shall provide to the Company sufficient biographical and other information about such persons and their affiliates to allow the members of the Board to determine, in the exercise of their fiduciary duties, whether such persons should be elected to the Board. If any such persons are not reasonably acceptable to the Board, the Purchasers may continue to name persons until a complete slate of acceptable persons has been designated (the "Purchaser Designees"). After Shareholder Approval and Regulatory Approval, the Board shall promptly elect the Purchaser Designees to the Board to serve until the next meeting of Shareholders of the Company (the "Shareholders") at which directors are elected. Subject to the continuing fiduciary duties of the directors, from time-to-time thereafter, the Board shall nominate Purchaser Designees determined in this fashion to the Shareholders for election by the Shareholders. Purchaser Designees, once elected to the Board, shall remain Purchaser Designee Directors for the entire term of their election, until resignation or until their successor Purchaser Designee(s) have been duly elected.

                  (b) The Purchasers shall have the right to designate two (2) persons to the Board for election as Directors as long as the Purchasers' percentage of ownership of the issued and outstanding common stock of the Company is at least 10%. If the percentage falls to between 5% and 9.9%, then the Purchasers shall have the right to designate one (1) person to the Board for election as a Director. All rights to designate persons to the Board for election as Directors shall terminate if the percentage of the ownership of the Purchasers of the issued and outstanding common stock of the Company is less than 5%. In the event that Purchasers' percentage falls below any of the minimum requirements set forth in this section, Purchasers shall use their best efforts to cause the appropriate designee(s) sitting on the Board to resign. In the event the Purchasers' percentage of ownership of issued and outstanding common stock declines below one or more of the minimum percentages, causing the resignation of one or more of the Purchaser designee Directors, and subsequently increases to above one or more of the minimum percentages, the Purchasers shall again have the right to designate directors as set forth in this subsection.

         6.2 Approvals of Certain State Insurance Regulators. The Purchasers and the Company will use their best efforts to prepare and file such applications and take all such other actions as may be reasonable and appropriate, from time to time, to obtain the approvals and consents listed on Schedules 3.3 and 5.3 ("Regulatory Approvals").

         6.3 Shareholders Approval; Shares Redemption. The Company shall: (a) at the special meeting of the Shareholders (the "Special Meeting"), to be duly called and held as soon as practicable, for the purpose of voting on (i) resolutions, adopted pursuant to and in compliance with ss.35-2-109 of the Code of Laws of South Carolina 1976 (the "SC Code"), granting to the Shares such full and unlimited voting rights to which the holders of the Shares would be entitled if such shares were not, upon their acquisition, "control shares" as contemplated by in ss.35-2-101 and ss.35-2-102 of the SC Code, and (ii) such other resolutions as are necessary or desirable in connection with the transactions contemplated by this Agreement, including but not limited to, resolutions required by the by-laws of the National Association of Securities Dealers, Inc. (the "NASD"); (b) subject to the fiduciary duties of its Board, recommend approval of such resolutions to the Company's shareholders' and (c) subject to the fiduciary duties of its Board, use its best efforts to obtain approval of such resolutions by the holders of at least a majority of the shares of Common Stock entitled to vote at such meeting ("Shareholder Approval").

         6.4 Restrictions on Resale. The Purchasers shall not sell, transfer, assign or otherwise dispose of any Shares (including Shares purchased by exercising Options granted by this Agreement or the Options themselves), other than to a Controlled Corporation (as hereinafter defined) except as set forth below. The Purchasers shall not sell, transfer, assign or otherwise dispose of their beneficial interest in any Shares, except:

                 (1) to the Company or to any Person or Group approved in a resolution adopted by a majority of the Board of Directors of the Company (excluding for such purpose any directors designated by the Purchasers pursuant to Section 6.1);

                 (2) subject to Section 7, pursuant to an underwritten public offering of Shares managed by an investment banking firm reasonably acceptable to the Company and registered under the Securities Act;
                 (3) in one or more privately negotiated transactions exempt from registration under the Securities Act; provided that prior to making a transfer pursuant to this clause (C), the Purchasers shall obtain a representation from its transferee addressed to the Purchasers and the Company that such Shares are being acquired for investment only;
                 (4)       pursuant to Rule 144 under the Securities Act;
                 (5) to a corporation of which the Purchasers own not less than 80% of the voting power entitled to be cast in the election of directors (a "Controlled Corporation"); provided that such Controlled Corporation shall expressly assume in a writing duly executed by it and delivered to the Company all of the obligations and restrictions contained in this Agreement pertaining to the Purchasers and shall agree to transfer such Shares to the Purchasers or another Controlled Corporation of the Purchasers if it ceases to be a Controlled Corporation of the Purchasers;
                 (6) in a merger or consolidation in which the Company is acquired, or a plan of liquidation of the Company; or

                 (7) in response to an offer to purchase or exchange for cash or other consideration any Shares (A) which is made by or on behalf of the Company or (B) which is made by or on behalf of any Person or Group and which is approved by the Board of Directors of the Company (excluding for such purpose any director designated by the Purchasers pursuant to Section 6.1) by two business days prior to the expiration of such offer.

Notwithstanding the foregoing, the Purchasers shall not sell in the aggregate pursuant to clause (3) or (4) Shares representing more than 10% of the Outstanding Voting Power of the Company to any Person or Group or sell any Shares to any such Person or Group who shall have on file with the SEC a current statement on Schedule 13D under the Exchange Act reporting its beneficial ownership of 10% or more of the Outstanding Voting Power of the Company.


                            INTENTIONALLY LEFT BLANK






                                    SECTION 7

                             Registration of Shares

         7.1 Certain Definitions. The following terms as used in this Section shall have the meanings indicated therefor:

         7.1.1 "Demand Registration" means a Registration of all or a portion of the Shares pursuant to subsection 7.2, whether or not the registration statement becomes effective.

         7.1.2 "Effective Date" means the date on which a Registration becomes or is declared "effective" by the SEC.

         7.1.3  "Piggy-back  Registration"  means  a  Registration  of  all or a
portion  of  the  Shares  pursuant  to  subsection  7.3,   whether  or  not  the
registration statement becomes effective.

         7.1.4 "Registration" means preparing a registration statement under the Securities Act and the taking of such other action as shall be reasonable and appropriate to cause the registration provided for in such registration statement to be filed and become effective under the Securities Act, such registration to be filed on any registration statement form for which the Company is eligible and which it elects to utilize.

         7.1.5 "Registration Expenses" means all expenses, other than Selling Expenses, incurred by the Company in effecting a Demand Registration or Piggy-back Registration requested pursuant to and otherwise complying with the Company's obligations under this Section, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and of independent public accountants engaged by the Company to conduct any special audits incident to or required to be included in any such Registration.

         7.1.6   "Selling   Expenses"   means  all  stock   transfer  taxes  and
underwriters' discounts
and commissions applicable to the sale of all or certain of the Shares by the Purchasers.

         7.2      Demand Registration.

                 7.2.1 Demand for Registration. Subject to the terms and conditions of this Section and subsection 6.7, at any time after the filing with the SEC of the Company's Form 10-K for the year ended December 31, 1995, and before December 31, 1999 (the "Registration Period"), the Purchasers may demand that the Company use its best efforts diligently to effect the Registration of Shares requested by the Purchasers. Such demand shall specify the number of Shares to be offered and by whom they will be offered, and shall describe the method of offering and selling such Shares. The Purchasers will collectively be entitled to one Demand Registration. The Company shall be entitled to include in any Demand Registration (a) equity securities to be offered, issued, and sold by the Company and (b) equity securities to be offered and sold by other shareholders.

                 7.2.2 Limitations on Obligation to Effect Demand Registrations. The Company will not be obligated to file a Demand Registration demanded by Purchasers within 18 months after the Effective Date of a previous Piggy-Back Registration by Purchasers.

                 7.2.3 The Company's Right to Postpone Registration. If any Demand Registration shall be demanded on a date which is after the last day of the fiscal year of the Company and prior to the date on which the Company's auditor's shall certify the Company's financial statements for such year, the Company may postpone the filing of a registration statement pursuant to such request until such certified financial statements shall be available. In addition, the Company may postpone the commencement of the preparation of such registration statement for a Demand Registration if the Board of Directors of the Company determines in good faith that such Demand

Registration (a) might have a material adverse effect on (i) any proposal or plan to engage in any acquisition or disposition of assets (other than in the ordinary course of business) or any purchase of stock, merger, tender offer or similar transaction or (ii) any proposed, contemplated or pending offering of securities by the Company or any of its Subsidiaries or (b) might result in disclosure of non-public information that would not be in the best interests of the Company or its shareholders to disclose at that time. Provided that if the Demand Registration is so postponed, it will not be counted as the Demand Registration permitted by subsection 7.2.1.

         7.3 Piggy-Back Registration.

                 7.3.1 Notice of Possible Registration of Shares. Each time during the Registration Period that the Company proposes to effect a
Registration of any shares of the same class as the Shares, other than a registration on Form S-4 or S-8, or other similar registration form hereafter authorized or prescribed by the SEC, it will give written notice at least 30 days before the proposed filing date therefor to the Purchasers and, upon the written request of the Purchasers given within 10 Business Days after the date of such notice, the Company will, subject to the limitations set forth elsewhere in this section, include in such Registration the Shares which the Purchasers have so requested to be registered. The Purchasers shall collectively be entitled to two Piggy-back Registrations.

         7.4 Termination of Registration Rights. The rights of Purchasers to a Demand Registration or a Piggy-back Registration will terminate when the Purchasers no longer hold at least 20% of the Shares issued pursuant hereto, adjusted to give effect to stock dividends, stock splits and other similar changes to the capital structure of the Company.

                 7.5 Registration Procedure. Subject to the limitations set forth elsewhere in this Section, if the Company receives a demand or request to register any Shares pursuant to subsections 7.2 or 7.3 which complies with the terms of this Section, the Company will use its best efforts to:

         (a) in the case of a Demand Registration, as promptly as possible, and in any event within 90 days after receipt of such demand or request, prepare and file with the SEC a registration statement providing for the registration of the Shares which are the subject of such request;
         (b) keep any effective registration statement effective and current until the earlier of (i) the completion of the distribution of the Shares so registered or (ii) expiration of 90 days after the Effective Date;
         (c) furnish to the Purchaser such number of copies of a summary prospectus, if any, or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents in such numbers as the Purchasers may reasonably request in order to facilitate the public sale or other disposition of the Shares registered;
         (d) cooperate with the Purchasers and the Purchasers' counsel to register or qualify the Shares covered by such Registration under the securities or 'blue sky" laws of such states of the United States as the Purchasers shall reasonably request not to exceed five (5) states and, in any event, at the Purchasers' expense;
         (e) promptly advise the Purchasers as to the following: (i) the time at which the registration statement or any post-effective amendment thereto shall have become effective, the time at which any amendment or supplement to the prospectus is filed with the SEC and the time at which the offering and sale may commence, (ii) any request by the SEC for any amendment to such registration statement or the prospectus or for additional information, and the nature and substance thereof, and (iii) the issuance by the SEC or any other federal or state governmental authority or court of any order or similar process suspending the effectiveness of such registration statement or the suspension of the qualification of Shares for sale in any jurisdiction, or the initiation (or threat thereof in writing) of any proceedings for that purpose, and the Company will use its best efforts to prevent the issuance of such order or process and, if any such order or process shall be issued, to obtain the withdrawal thereof at the earliest possible time.

         7.6  Underwriting.

7.6.1 Underwritten Distribution May be Requested. If (a) the Purchasers make a request for a Demand Registration by means of an underwriting, or (b) if the Company proposes to offer, issue and sell securities of the same class as the Shares in an underwritten distribution by the Company in a Registration covering Shares (whether a Demand Registration or a Piggy-Back Registration) then, in either case, the right of the Purchasers to Registration of the Purchasers' Shares shall be conditioned, subject to the further terms and conditions hereof, on the Company's best effort to effect the inclusion of the Shares of the Purchasers requested to be so registered in such underwriting; provided, however, that (i) if none of such Shares can be included in such underwriting, the Demand Registration shall not count as the Purchasers' Demand Registration, and (ii) if only a part of such Shares can be included, the Purchasers may promptly withdraw their request for a Demand Registration and the Demand Registration shall not count as the Purchasers'

Demand Registration.

                 7.6.2 Selection of Underwriters. The Company shall have the sole right to select the managing underwriter to effect any underwritten distribution of the Shares.

                 7.6.3 Underwriting Agreement. In the case of an underwritten Registration, the Company and the Purchasers shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected in accordance with this Section and shall agree not to effect any public sale or distribution of securities of the same class as the Shares other than as part of such underwriting within 90 days (or such other period as may be negotiated) after the Effective Date of such registration statement.

                 7.6.4 Limitation on Shares to be Included in an Underwritten Registration. If the managing underwriter advises the Company in writing that marketing factors require a limitation of the number of Shares to be underwritten, then the Company will provide a copy of such writing to the Purchasers and the Purchasers shall be entitled to consult with the underwriters concerning such advice. As to either a Demand Registration or a Piggy-back Registration, the Purchasers shall be entitled to sell only the maximum number of Shares that may, in the opinion of such underwriters after such consultation with the Purchasers, be sold by the Purchasers.

         7.7  Expenses.

                 7.7.1 Registration Expenses. Except as otherwise expressly provided in this subsection, the Company will bear Registration Expenses for a Registration commenced or completed pursuant to this Section; provided that the Company shall not be required to pay Registration Expenses incurred in connection with a Demand Registration which demand was subsequently withdrawn by the Purchaser, except in the case of a withdrawal made (a) less than 20

Business Days after the submission of such demand for a Demand Registration, (b) subsequent to a postponement pursuant to subsection 7.2.3, where such withdrawal is made within 20 Business Days after notice of such postponement has been given to the Purchasers, by the Company or the managing underwriter, (c) subsequent to a failure to include Shares in an underwritten offering as provided in subsection 7.6.1 where such withdrawal is made by the Purchasers within 20 business days after notice of such failure has been given to the Purchasers or
(d) subsequent to a limitation on the number of Shares to be underwritten pursuant to subsection 7.6.4, where such withdrawal is made by the Purchasers within 20 Business Days after notice of such limitations has been given to the Purchaser by the Company or the managing underwriter. Such Registration Expenses not to be borne by the Company pursuant to this subsection 7.7.1 will be borne by the Purchasers; provided, however, that the Purchasers shall not bear such expenses if, after withdrawal by the Purchasers, the Company shall continue the Registration as to securities to be issued by it or to be sold by other existing shareholders of the Company.

                 7.7.2 Selling Expenses. All Selling Expenses in connection with any Registration commenced or completed pursuant to this Section will be borne by the Purchaser.

                 7.7.3 Mitigation of Company's Obligations. (a) The Company shall have no obligation to bear Registration Expenses if the Company is informed by the South Carolina Insurance Department that it will not allow any direct or indirect Subsidiary of the Company to pay a dividend or make a distribution to the Company to provide funds for the payment of Registration Expenses. The Company agrees to use its best efforts to cause such Department to give its approval of such a dividend or distribution.

                 (b) If the Company is relieved from bearing any Registration Expenses pursuant to this subsection, the Purchasers may assume the obligation to pay such Registration Expenses and the Company will proceed with the Registration.

                  (c) If, within three years of the Effective Date of a Registration for which the Purchasers bore the Registration Expenses which otherwise would have been borne by the Company, the Company has funds available to it, it will upon request reimburse the Purchasers for such Registration Expenses borne by them.

         7.8  Indemnification.

                 7.8.1 Indemnification by the Company. In each case of a Registration of Shares pursuant to the registration rights granted hereby, the Company will indemnify, save and hold harmless the Purchasers, each underwriter thereof, and each officer and director of any such underwriter from and against any claim, damage, loss, settlement, or liability, arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in any registration statement, any summary prospectus, prospectus or preliminary prospectus contained therein or any amendment or supplement thereto (including, in each case, documents incorporated therein by reference) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse each such person for all legal or other expenses reasonably incurred in connection with the investigation or defense of any such claim, damage, loss or liability; provided, however, that the Company will not be liable in any such case to the extent that such claim, damage, loss or liability arises out of or is based upon any untrue statement, alleged untrue statement, omission or alleged omission, made in or omitted from such materials in reliance upon and in conformity with written information in regard to the person or entity seeking indemnification which information was furnished to the Company specifically for use in the preparation of such registration statement, summary prospectus, prospectus or preliminary prospectus or any amendment or supplement thereto by the Purchasers, any underwriter or other person, or their respective agents; and provided further that the foregoing indemnification with respect to a preliminary prospectus shall not inure to the benefit of any underwriter from whom the person asserting any such claim, damage, loss or liability purchased any of Shares if a copy of the final prospectus had not been sent or given to such person at or prior to written confirmation of the sale of such Shares to such person and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the final prospectus.

                 7.8.2 Indemnification by the Purchasers. The Purchasers will indemnify, save and hold harmless the Company, each officer and director of the Company and each person who controls the Company within the meaning of the Securities Act to the same extent (and subject to the same limitations) as the foregoing indemnity from the Company to the Purchasers, but only with respect to information relating to the Purchasers and furnished to the Company by the Purchasers or their agents specifically for use in any registration statement, any summary prospectus, prospectus, or preliminary prospectus contained therein or any amendment or supplement thereto including, in each case, the documents incorporated therein by reference.

                 7.8.3  Counsel  Fees  and  Expenses:  Settlements.  In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnification may be sought pursuant to this Section (the "Indemnified Party"), such Indemnified Party shall promptly notify the person from whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party, at its election, may retain counsel reasonably satisfactory to the Indemnified Party to represent both the Indemnifying Party and the Indemnified Party in such proceeding. In any such proceeding, the Indemnified Party shall have the right to retain counsel in addition to counsel provided pursuant to the preceding sentence, but the fees and expenses of such additional counsel shall be at the expense of such Indemnified Party unless (a) the Indemnifying Party has agreed to the retention of such additional counsel at its expense or (b) the named parties (including any impleaded parties) to any such proceeding include both the Indemnifying Party and the Indemnified Party (or another person), the Indemnifying Party proposes that the same additional counsel represent both the Indemnifying Party and the Indemnified Party (or such other person), and representation of both such persons by the same counsel would be inappropriate due to actual or potential differing interests between them. Except as provided in the preceding sentence, the Indemnifying Party will not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one firm qualified in such jurisdiction to act as counsel for all such Indemnified Parties. Such firm shall be approved as satisfactory in writing by the Purchasers in the case of Indemnified Parties indemnified pursuant to subsection
7.8.1 and by the Company in the case of Indemnified Parties indemnified pursuant to subsection 7.8.2. The Indemnifying Party shall not be liable for any settlement of any litigation or proceeding effected without the Indemnifying Party's written consent. The Indemnifying Party will not, without the Indemnified Party's written consent, settle or compromise any proceeding or consent to entry of any judgment which would impose an injunction or other equitable relief upon such Indemnified Party or which does not include as an unconditional term thereof the release of such Indemnified Party from all liability in respect to such proceeding.

         In the event that the Indemnifying Party, within a reasonable time after notice of any such proceeding, fails to provide counsel, the Indemnified Party shall have the right (upon further notice to the Indemnifying Party) to retain counsel and undertake the defense, compromise or settlement of such proceeding for the account of the Indemnifying Party, subject to the right of the Indemnifying Party to assume the defense of such proceeding at any time prior to settlement, compromise or final determination thereof. The cost and expense of counsel so retained by the Indemnified Party shall be borne by the Indemnifying Party, and the Indemnifying Party shall be bound by, and shall pay the amount of, any settlement, compromise, final determination, or judgment reached while the Indemnified Party was represented by counsel retained by the Indemnified Party pursuant to this Section.
                 7.8.4 Other Terms Required by Underwriters. The indemnification pursuant to the foregoing provisions of this Section shall be on such other terms and conditions as are at the time customary and reasonably required by underwriters in public offerings, including providing for contribution in the event indemnification provided for in this Section is unavailable or insufficient, all as shall be set forth in an underwriting agreement between the Company, the Purchasers and the underwriter.

         7.9 Provision of Information by Purchasers. In connection with any Registration to be effected pursuant to this Agreement, the Purchasers shall furnish the Company such written information regarding the Purchasers as the Company may request in writing, which information shall be required in connection with any registration, qualification or compliance referred to in this Agreement for inclusion in the registration statement (and the prospectus included therein).

         7.10 Agreements of the Purchasers. If requested by the Company, the Purchasers will execute and deliver to the Company an agreement, in form reasonably satisfactory to the Company, that the Purchasers will comply with all applicable prospectus delivery requirements of the Securities Act and all anti-stabilization, manipulation and similar provisions of the Securities Exchange Act and any rules promulgated thereunder, and will furnish to the Company information about sales made in such public offering. The Company's obligations to effect the Registration of Shares of the Purchasers under this Agreement shall be conditioned upon the Purchasers' complying with the foregoing provisions.

         7.11 Market Standstill Agreement. In addition to the provisions of subsection 7.6.3, if requested by the Company or by the managing underwriter in respect of any Registration provided for in this Section, the Purchasers will agree not to sell or otherwise transfer or dispose of any Shares (or other securities of the Company) held by them during the ninety (90) day period following the effective date of any registration statement filed in respect of any Registration or such other period as may be negotiated with the underwriter. Such agreement shall be in writing and in form reasonably satisfactory to the Company and such managing underwriter. The Company may impose stop-transfer instructions with respect to the Shares (or other securities) subject to the foregoing restrictions until the end of such ninety (90) day or other period

                                    SECTION 8
                         Indemnification by the Company

     8.1 Indemnification. In addition to the provisions for indemnity by the Company pursuant to subsection 7.8.1 and 7.8.3 and 7.8.4, the Company will indemnify, save and hold the Purchasers harmless against any claim, damage, loss, settlement, or liability resulting from any material misrepresentation, breach of warranty or nonfulfillment of any covenant or agreement on the part of the Company contained in this Agreement or in any statement or certificate furnished or to be furnished to the Purchasers pursuant hereto or in connection with the transactions contemplated hereby and any actions, judgments, costs and expenses incident to the foregoing. The parties agree that indemnification as set forth in this Section 8 shall be the exclusive remedy for any such misrepresentation, breach of warranty or nonfulfillment of any covenant or agreement on the part of the Company.

                                    SECTION 9
                        Indemnification By The Purchasers

     9.1 Indemnification. In addition to the provisions for indemnity by the Purchasers pursuant to subsection 7.8.2, the Purchasers will indemnify, save and hold the Company harmless against any damage resulting from any material misrepresentation, breach of warranty or nonfulfillment of any covenant or agreement on the part of the Purchasers contained in this Agreement or in any statement or certificate furnished or to be furnished to the Company pursuant hereto or in connection with the transactions contemplated hereby and any actions, judgments, costs and expenses incident to the foregoing. The parties agree that indemnification as set forth in this Section 9 shall be the exclusive remedy for any such misrepresentation, breach of warranty or nonfulfillment of any covenant or agreement on the part of the Company.

         9.2 Payment of Indemnification Claim. The Purchasers shall indemnify the Company within 90 days of the final determination of the damage or sum subject to such indemnification.

                                   SECTION 10
                     Nature and Survival of Representations

        All representations, warranties and covenants made by the Company or the Purchasers, except covenants which by their terms extend beyond such date, will survive the Closing hereunder until termination of the escrow account.

                                   SECTION 11
             Governing Law; Jurisdiction; Venue; Service of Process

        (a) This Agreement will be construed in accordance with and governed by the laws of the State of South Carolina. Both parties agree to submit to the jurisdiction of the Court of Common Pleas for Richland County, Columbia, South Carolina in settlement of any dispute or controversy arising under or in connection with this Agreement.

                                   SECTION 12
                         Parties in Interest; Assignment

      This Agreement shall be binding upon and inure to the benefit of the parties hereto and to each of their respective successors or permitted assigns, but this Agreement and the rights and obligations under this Agreement shall not be assignable by either the Company or any of the Purchasers without written consent of the other party.

                                   SECTION 13
                                Entire Agreement

        This Agreement contains the entire agreement between the parties hereto with respect to the purchase and sale of the Shares and the granting of Options for the Additional Shares provided for herein and supersedes any prior agreements or understandings between or among any of the parties hereto relating to the subject matter hereof.

                                   SECTION 14
                                     Notices

     All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when received, and shall be given (i) in person, (ii) by United States Certified Mail, Return Receipt Requested or (iii) by an independent messenger service which obtains a receipt upon delivery to a party at the following addresses or to such other address as a party may hereafter specify by notice:

                  if to the Company:

                  The Seibels Bruce Group, Inc.
                  1501 Lady Street
                  Columbia, South Carolina 29201
                  Attn: Ernst N. Csiszar, President and Chief Executive Officer Fax#: 803-748-2309
                  with copies to:

                  John C. West, Jr., Esquire
                  P.O. Box 661
                  Camden, South Carolina 29020
                  Fax#:  803-432-0550
                  if to the Purchasers:

                  Charles H. Powers
                  Walker S. Powers
                  P.O. Box 6525
                  Florence, SC 29502
                  Fax#:  803-651-0956



                                   SECTION 15
                                  Modification

        No amendment or modification of or supplement to this Agreement will be effective unless it is in writing and duly executed by each party to be charged thereunder.

                                   SECTION 16
                                  Counterparts

        This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above- written.







                                           THE SEIBELS BRUCE GROUP, INC.

                                        By:_________________________________

                                          Ernst N. Csiszar
                                          President and Chief Executive Officer


                                           THE PURCHASERS

                                        By:___________________________________
                                            Charles H. Powers


                                        By:_________________________________
                                            Walker L. Powers

                                  SCHEDULE 3.3

                   SCHEDULE OF THE SEIBELS BRUCE GROUP, INC'S
                         REQUIRED APPROVALS AND CONSENTS



1.      Approval  of  the  Stock  Purchase   Agreement  by  the  South  Carolina
        Department of Insurance.

2. Approval by the South Carolina Department of Insurance for the Company to resume writing "risk" business.

3. Approval by the shareholders of a resolution in compliance with Section 35-2-109 of the South Carolina Code of Laws, 1976, as amended, approving voting rights for all of the shares under the South Carolina Control Share Acquisition Act.

4. Approval by the shareholders of resolutions required by the By-Laws of the National Association of Security Dealers, Inc.

                                  SCHEDULE 5.3

                         SCHEDULE OF PURCHASERS REQUIRED
                             APPROVALS AND CONSENTS




1.      Approval  of  the  Stock  Purchase   Agreement  by  the  South  Carolina
        Department of Insurance.

                      AMENDMENT TO STOCK PURCHASE AGREEMENT


        This Amendment to the Stock Purchase Agreement of January 29, 1996, is entered into as of January 30, 1996.

        WHEREAS, on January 29, 1996, The Seibels Bruce Group, Inc., a corporation organized and existing under the laws of South Carolina and hereinafter referred to as (Company") and Charles H. Powers and Walker S. Powers, citizens and residents of the State of South Carolina and hereinafter referred to as ("Purchasers"), entered into a Stock Purchase Agreement dated January 29, 1996, for the purchase of shares of stock in the Company; and

        WHEREAS, the Purchasers wish to amend the Stock Purchase Agreement.

        NOW, THEREFORE, the parties do hereby agree as follows:

        1.        That  the  Agreement  be  amended  to add Rex W.  and  Jane P.
                  Huggins as Purchasers.

        2. All other provisions of the Stock Purchase Agreement dated January 29, 1996, are to remain in full force and effect.


                                           THE COMPANY:

                                           The Seibels Bruce Group, Inc.


                                           By: ______________________________
                                                      Ernst N. Csiszar
                                                      President

                                           THE PURCHASERS:

                                           By: _______________________________
                                                      Charles H. Powers

                                           By: ________________________________
                                                      Walker S. Powers

                                           By: ________________________________
                                                      Rex W. Huggins

                                           By:________________________________
                                                      Jane P. Huggins

                                                                         ANNEX B





                             STOCK OPTION AGREEMENT

         This Stock Option Agreement (the "Option Agreement"), dated as of January 30, 1996, is made jointly and severally between Charles H. Powers, Walker S. Powers and Rex and Jane Huggins on the one hand (collectively the "Purchasers", and each individually a "Purchaser") and The Seibels Bruce Group, Inc., a South Carolina corporation (the "Company"). Reference is made to the Stock Purchase Agreement, dated as of January 29, 1996, between the Purchasers and the Company (the "Stock Purchase Agreement"). Capitalized terms used herein without definition shall have the definitions assigned to them in the Stock Purchase Agreement.

                                   WITNESSETH:

         WHEREAS, under the Stock Purchase Agreement, the Company is obligated to issue options to the Purchasers as additional consideration for the purchase of the Shares.

         NOW, THEREFORE, subject to the terms and conditions hereof and in consideration of the premises and the promises contained herein, the Purchasers jointly and severally on one hand and the Company on the other, hereto agree as follows:

                                    SECTION 1
                                  Option Terms

         1.1 Amount of Option. The Company hereby grants the Purchasers an irrevocable option (the "Option"), to purchase from the Company, 6,250,000 shares of common stock, par value $1.00 ("Common Stock") per share, of the Company (the "Additional Shares"), upon the terms and conditions set forth below and in Section 1.2:

                  (a) The Option for 3,125,000 of the Additional Shares shall have an exercise price of the greater of (i) Book Value (as defined in Section 1.1(c)), per share on the date of exercise or (ii) $1.50 per share. This portion of the Option for 3,125,000 of the Additional Shares shall terminate on December 31, 1998.

                  (b) The Option for the remaining 3,125,000 of the Additional Shares shall have an exercise price of the greater of (i) Book Value (as defined in Section 1.1(c)), per share on the date of exercise or (ii) $2.00 per share. This portion of the Option for 3,125,000 of the Additional Shares shall terminate on December 31, 2000.

                  (c) For purposes of this Option Agreement, "Book Value" shall be the total shareholders equity of the Company divided by the shares issued and outstanding, determined under the standard practices of the Company and reported on SEC Form 10-Q, as of the end of the previous calendar quarter.

                  (d) The Option for the Shares shall be divided among the Purchasers as follows:

                           1. Charles H. Powers - An Option for 5 million shares.

                           2. Walker S. Powers - An Option for 1 million shares.

                           3.   Rex and Jane  Huggins  - An Option  for  250,000
                                shares.

                           One-half of each Purchaser[s] Option shall be exercisable in accordance with the terms and conditions as set forth in paragraph 1.1(a) above and one-half of each Purchaser[s] Option shall be exercisable in accordance with the terms and conditions as set forth in paragraph 1.1(b) above.

         1.2 Additional Terms and Conditions. In addition to the terms and conditions in Section 1.1, the Option shall be subject to the following terms and conditions:

                  (a) The Option may not be exercised before the approval of the shareholders of the Company of an increase in the authorized capital of the Company of an additional 25,000,000 shares of Common Stock and, if deemed necessary by the Company's Board of Directors on the advice of counsel, the reduction of the par value of the shares of Company Stock. Each exercise of the Option must be made in an amount equal to at least 500 shares.

                  (b) Full payment of the exercise price must be made to the Company upon exercise of the Option by certified or cashiers check or wire transfer.

                  (c) The Option is not transferable by the Purchasers, except as provided in Section 6.4 of the Stock Purchase Agreement.

                  (d) The Option is irrevocable until termination under Section 1.1(a) or (b).


                                    SECTION 2
                         Exercise and Additional Shares

         2.1 Exercise of Option. To exercise the Option, the Purchasers, individually or jointly, must deliver to the Company written notice, signed by the Purchaser[s], stating the number of Shares the Purchaser[s] elect to be purchased, and stating that payment to the Company is made as described in
Section 1.2(d).

         2.2 Issuance of Additional Shares. Upon exercise of all or part of the Option, the Company shall issue the Additional Shares to the Purchasers within 30 days or such later time as may be deemed necessary by the Company's Board of Directors on the advice of counsel, to comply with applicable federal or state securities laws or state insurance laws.

         2.3 Securities Act of 1933. The provisions of Section 5.4 of the Stock Purchase Agreement shall apply to the Option and the Additional Shares as if the Option and Additional
                                      B-2

Shares were Shares. The Purchasers understand and agree that there shall be imprinted on the certificates for the Shares a legend substantially in the form as the following:


         The options under which the shares of common stock represented by this certificate were acquired and the shares acquired under exercise of that option have not been registered under the Securities Act of 1933, as amended and may not be offered or sold unless the shares are registered under the Securities Act of 1933, as amended, or an exemption from the registration requirements under the Securities Act of 1933, as amended, is available.

         2.4 Registration of Shares. The provisions of Section 7 of the Stock Purchase Agreement shall apply to any of the Additional Shares, after exercise of the Option as to those Additional Shares, as if the Additional Shares were Shares.

         2.5 Change in Capital Stock Structure. In the event of a stock dividend, stock split or combination of shares, recapitalization or merger in which the Company is the surviving corporation or other change in the Company's capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), the number and kind of shares of stock or securities of the Company to be subject to the Option then remaining outstanding, the number of Additional Shares with respect to which the Option is unexercised, and the exercise price shall be appropriately adjusted by the Company.

         2.6 Additional Matters. The following provisions of the Stock Purchase Agreement shall apply to any Additional Shares, after exercise of the Option as to those Additional Shares, as if the Additional Shares were Shares: Section 5.4, Section 6.4, and Section 6.5.

                                    SECTION 3
                                  Miscellaneous

         3.1 Governing Law. This Option Agreement shall be deemed to be a contract under the laws of the State of South Carolina and will be construed in accordance with and governed by the laws of said State. Both parties agree to submit to the jurisdiction of the Court of Common Pleas for Richland County, Columbia, South Carolina in settlement of any dispute or controversy arising under or in connection with this Option Agreement.

         3.2 Parties in Interest; Assignment. This Option Agreement shall be binding upon and inure to the benefit of the parties hereto and to each of their respective successors or permitted assigns, but this Option Agreement and the rights and obligations under this Option Agreement shall not be assignable by either the Company or any of the Purchasers without written consent of the other party.

         3.3 Agreement. This Option Agreement and the Stock Purchase Agreement contain the entire agreement between the parties hereto with respect to the Option for the Additional

Shares and supersedes any prior agreements or understandings between or among any of the parties hereto relating to the Option.

         3.4 Notices. The provisions of Section 14 of the Stock Purchase Agreement with respect to notices and other communications shall apply to this Option Agreement.

         3.5 Modification No amendment or modification of or supplement to this Option Agreement will be effective unless it is in writing and duly executed by each party to be charged thereunder.

         IN WITNESS WHEREOF, the parties have executed this Option Agreement on the date first above-written


                                           THE COMPANY:

                                           THE SEIBELS BRUCE GROUP, INC.

                                    By:____________________________
                                           Ernst N. Csiszar
                                           President and Chief Executive Officer


                                           THE PURCHASERS:


                                    By:____________________________
                                           Charles H. Powers


                                    By:____________________________
                                           Walker S. Powers



                                    By:____________________________
                                           Rex Huggins


                                    By:____________________________
                                           Jane Huggins

                                                                         ANNEX C




                                 [LETTERHEAD OF
                                  ADVEST, INC.]



                                February 7, 1996

Confidential

Board of Directors
The Seibels Bruce Group, Inc.
1501 Lady Street
Columbia, South Carolina 29201



Members of the Board:


The Seibels Bruce Group, Inc. ("Seibels" or the "Company") and Charles H. Powers and his son, Walker S. Powers ("the Powers"), entered into an agreement dated as of January 30, 1996 ("the Agreement"), under which the Powers will invest $6,250,000 in Seibels through the purchase of 6,250,000 shares of newly issued registered Common Stock at a price of $1.00 per share.


The transaction will be completed pursuant to the following structure: the Powers will purchase 6,250,000 shares of newly issued Common Stock of Seibels for $1.00 per share for a total consideration of $6,250,000. The cash consideration will be contributed by Seibels directly to its subsidiary South Carolina Insurance Company ("SCIC"), to increase SCIC's statutory surplus from $5,895,603 as of September 30, 1995 to $12,145,603. The transaction will increase the GAAP accounting basis surplus of Seibels from $7,536,134, or $ 0.45 per currently outstanding common share, at September 30, 1995 to $13,786,134 or $ 0.60 per share, based on the pro-forma number of shares outstanding.

These shares purchased by the Powers will represent a 27.15% ownership interest in the Company.

The Powers, at closing, will also be issued options to purchase additional shares on the following basis.


(i) 3,125,000 shares at a price of the greater of per share common book value, or $1.50 per share, at any time until December 31, 1998, and;



(ii) 3,125,000 shares at a price of the greater per share common book value or $2.00 per share, at any time until December 31, 2000.



For the issuance in (i) and (ii) an increase in the number of authorized shares of common stock issuable by Seibels would need approval from the appropriate constituencies. Exercise of all of these options would give the Powers a 42.7% ownership share of the Company, if no other shares were issued.

The rights and privileges of shares issuable to the Powers, currently and ultimately, under the transaction would not be constrained in any way by the Stock Purchase Agreement, or any other accord, except that the transfer or resale of the shares would be limited by Rule 144 of the Securities and Exchange Act. In consideration for their investment the Powers would be given permission to appoint two nominees to the Seibels Board of Directors, of a total of twelve members to be seated.

The Powers proposal comes after a period of six months during which the Company received a number of investment and acquisition offers, and has been accepted by the Seibels Board of Directors as being preferable to each and all of these other proposals.

You have asked us whether, in our opinion, the financial terms of the transaction, taken as a whole, are fair from a financial point of view to the Company and its shareholders.

In arriving at the opinion set forth below, we have, among other things: reviewed the Agreement; reviewed audited financial information for the four years ended December 31, 1994, as well as unaudited financial information for the quarter and nine months ended September 30, 1995 for Seibels; reviewed the loss and claims reserves analyses of Seibels by independent actuarial consulting firms; reviewed Seibels' securities and investments; reviewed the Stock Purchase Agreement and the documents relating to the investment of Abdullatif Ali Alissa Est. and Saad A. Alissa in Seibels; personally attended several meetings of the Seibels Board of Directors; reviewed summary personal business and financial information of the Powers; discussed a prospective investment in or purchase of Seibels with some 25 insurance, financial services and investment companies during a six month period commencing in April, 1995; analyzed and reviewed each of the various offers Seibels received from other insurers, financial companies, and investors to purchase stock, insert assets, or in other manner achieve ownership in, or acquire, Seibels; reviewed comparative financial and operating data in the insurance industry and other institutions which were deemed to be reasonably similar to the Company; reviewed certain insurance company mergers and acquisitions on both a regional and nationwide basis, and compared the proposed cash investment with the financial terms of certain other mergers and acquisitions; conducted discussions with senior management of the company concerning its business, problems, prospects, and financial needs; independently analyzed the financial condition and needs of the company; and reviewed such other financial information, studies and analyses, and performed such other investigations and took into account such other matters as we deemed necessary.

In preparing this opinion we have relied on the accuracy and completeness of all information supplied or otherwise made available to us by the Company and others, and we have not independently verified such information nor have we undertaken an independent appraisal of the assets or liabilities of the Company as part of our engagement. The Company has agreed to pay Advest a fee for delivery of this opinion letter. This opinion is necessarily based upon circumstances and conditions as they exist and can be evaluated by us as of the date of this letter. We have assumed for purposes of this opinion that there has been no material changes in the financial condition of the Company from that existing on September 30, 1995.


In reliance upon and subject to the foregoing it is our opinion that, as of the date hereof, the financial terms of the investment, taken as a whole, are fair from a financial point of view to the Company and its shareholders.


                                Very truly yours,



                                Alexander M. Clark
                                Managing Director

                                                                         ANNEX D


                   CHAPTER 13 (DISSENTERS' RIGHTS) OF TITLE 33
                      OF THE CODE OF LAWS OF SOUTH CAROLINA

s 33-13-101. Definitions.

         In this chapter:
         (1) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.
         (2) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 33-13-102 and who exercises that right when and in the manner required by Sections 33-13-200 through 33-13-280.
         (3) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable. The value of the shares is to be determined by techniques that are accepted generally in the financial community.
         (4) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.
         (5) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.
         (6) "Beneficial shareholder" means the person who is a beneficial owner of shares held by a nominee as the record shareholder.
         (7) "Shareholder" means the record shareholder or the beneficial shareholder.


s 33-13-102. Right to dissent.

         A shareholder is entitled to dissent from, and obtain payment of the fair value of, his shares in the event of any of the following corporate actions:
         (1) consummation of a plan of merger to which the corporation is a party (i) if shareholder approval is required for the merger by Section 33-11-103 or the articles of incorporation and the shareholder is entitled to vote on the merger or (ii) if the corporation is a subsidiary that is merged with its parent under Section 33-11-104 or 33-11-108 or if the corporation is a parent that is merged with its subsidiary under Section 33-11-108;
         (2) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares are to be acquired, if the shareholder is entitled to vote on the plan;
         (3) consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale must be distributed to the shareholders within one year after the date of sale;

         (4) an amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:
         (i) alters or abolishes a preferential right of the shares;
         (ii) creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;
         (iii) alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;
         (iv) excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or
         (v) reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under
Section  33-6-104;  or (5) the  approval of a control  share  acquisition  under
Article 1 of Chapter 2 of Title 35; (6) any corporate action to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.


s 33-13-103. Dissent by nominees and beneficial owners.

         (a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares to which he dissents and his other shares were registered in the names of different shareholders.
         (b) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if he dissents with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote. A beneficial shareholder asserting dissenters' rights to shares held on his behalf shall notify the corporation in writing of the name and address of the record shareholder of the shares, if known to him. .

s 33-13-200. Notice of dissenters' rights.

         (a) If proposed  corporate  action  creating  dissenters'  rights under
Section 33- 13-102 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this chapter and be accompanied by a copy of this chapter.
         (b) If corporate action creating dissenters' rights under Section 33-13-102 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in Section 33-13-220.


s 33-13-210. Notice of intent to demand payment.

         (a) If proposed  corporate  action  creating  dissenters'  rights under
Section 33- 13-102 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights (1) must give to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated and (2) must not vote his shares in favor of the proposed action. A vote in favor of the proposed action cast by the holder of a proxy solicited by the corporation shall not disqualify a shareholder from demanding payment for his shares under this chapter.
         (b) A shareholder  who does not satisfy the  requirements of subsection
(a) is not entitled to payment for his shares under this chapter.


s 33-13-220. Dissenters' notice.

         (a) If proposed  corporate  action  creating  dissenters'  rights under
Section 33- 13-102 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of Section 33-13-210(a).
         (b) The dissenters' notice must be delivered no later than ten days after the corporate action was taken and must:
         (1) state where the payment demand must be sent and where certificates for certificated shares must be deposited;
         (2) inform holders of uncertificated shares to what extent transfer of the shares is to be restricted after the payment demand is received;
         (3) supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not he or, if he is a nominee asserting dissenters' rights on behalf of a beneficial shareholder, the beneficial shareholder acquired beneficial ownership of the shares before that date;
         (4) set a date by which the corporation must receive the payment demand, which may not be fewer than thirty nor more than sixty days after the date the subsection (a) notice is delivered and set a date by which certificates for certificated shares must be deposited, which may not be earlier than twenty days after the demand date; and
         (5) be accompanied by a copy of this chapter.


s 33-13-230. Shareholders' payment demand.

         (a) A shareholder sent a dissenters' notice described in Section 33-13-220 must demand payment, certify whether he (or the beneficial shareholder on whose behalf he is asserting dissenters' rights) acquired beneficial ownership of the shares before the date set forth in the dissenters' notice pursuant to Section 33-13-220(b)(3), and deposit his certificates in accordance with the terms of the notice.
         (b) The shareholder who demands payment and deposits his share certificates under subsection (a) retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.
         (c)  A  shareholder  who  does  not  comply   substantially   with  the
requirements that he demand payment and deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this chapter.


s 33-13-240. Share restrictions.

         (a) The corporation may restrict the transfer of uncertificated shares from the date the demand for payment for them is received until the proposed corporate action is taken or the restrictions are released under Section 33-13-260.
         (b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.


s 33-13-250. Payment.

         (a) Except as provided in Section 33-13-270, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who substantially complied with Section 33-13-230 the amount the corporation estimates to be the fair value of his shares, plus accrued interest.
         (b) The payment must be accompanied by:
         (1) the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;
         (2) a statement of the corporation's estimate of the fair value of the shares and an explanation of how the fair value was calculated;
         (3) an explanation of how the interest was calculated;
         (4) a statement of the dissenter's right to demand additional payment under Section 33-13-280; and
         (5) a copy of this chapter.


s 33-13-260. Failure to take action.

         (a) If the corporation does not take the proposed action within sixty days after the date set for demanding payment and depositing share certificates, the corporation, within the same sixty-day period, shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.
         (b) If, after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under Section 33-13-220 and repeat the payment demand procedure.


s 33-13-270. After-acquired shares.

         (a) A corporation may elect to withhold payment required by section 33-13-250 from a dissenter as to any shares of which he (or the beneficial owner on whose behalf he is asserting dissenters' rights) was not the beneficial owner on the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action, unless the beneficial ownership of the shares devolved upon him by operation of law from a person who was the beneficial owner on the date of the first announcement.
         (b) To the extent the corporation elects to withhold payment under subsection (a), after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the fair value and interest were calculated, and a statement of the dissenter's right to demand additional payment under Section 33-13-280.


s 33-13-280. Procedure if shareholder dissatisfied with payment or offer.

         (a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due and demand payment of his estimate (less any payment under Section 33-13-250) or reject the corporation's offer under Section 33-13-270 and demand payment of the fair value of his shares and interest due, if the:
         (1) dissenter believes that the amount paid under Section 33-13-250 or offered under Section 33-13-270 is less than the fair value of his shares or that the interest due is calculated incorrectly;
         (2) corporation fails to make payment under Section 33-13-250 or to offer payment under Section 33-13-270 within sixty days after the date set for demanding payment; or
         (3) corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty days after the date set for demanding payment.
         (b) A dissenter waives his right to demand additional payment under this section unless he notifies the corporation of his demand in writing under subsection (a) within thirty days after the corporation made or offered payment for his shares.


s 33-13-300. Court action.

         (a) If a demand for additional payment under Section 33-13-280 remains unsettled, the corporation shall commence a proceeding within sixty days after receiving the demand for additional payment and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
         (b) The corporation shall commence the proceeding in the circuit court of the county where the corporation's principal office (or, if none in this State, its registered office) is located. If the corporation is a foreign corporation without a registered office in this State, it shall commence the proceeding in the county in this State where the principal office (or, if none in this State, the registered office) of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.
         (c) The corporation shall make all dissenters (whether or not residents of this State) whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication, as provided by law.
         (d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) is plenary and exclusive. The court may appoint persons as appraisers to receive evidence and recommend decisions on the question of fair value. The appraisers have the powers described in the order appointing them or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
         (e) Each dissenter made a party to the proceeding is entitled to judgment for the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation.


s 33-13-310. Court costs and counsel fees.

         (a) The court in an appraisal proceeding commenced under Section 33-13-300 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 33-13-280.
         (b) The court also may assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:
         (1) against the corporation and in favor of any or all dissenters if the court finds the corporation did not comply substantially with the requirements of Sections 33-13-200 through 33-13-280; or
         (2) against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.
         (c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.
         (d) In a proceeding commenced by dissenters to enforce the liability under Section 33-13-300(a) of a corporation that has failed to commence an appraisal proceeding within the sixty-day period, the court shall assess the costs of the proceeding and the fees and expenses of dissenters' counsel against the corporation and in favor of the dissenters.

                                                                         ANNEX E


                          THE SEIBELS BRUCE GROUP, INC.
                1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


1.       Purposes.

         The 1995 Stock Option Plan for Non-Employee Directors (the "Plan"), is established to attract, retain and compensate highly qualified individuals who are not employees of The Seibels Bruce Group, Inc. (the "Company"), for service as members of the Board of Directors ("Non- Employee Directors"), and to provide them with an ownership interest in the Company's common stock. The Plan will be beneficial to the Company and its stockholders by allowing these Non- Employee Directors to have a personal financial stake in the Company through an ownership interest in the Company's common stock, in addition to underscoring their common interest with stockholders in increasing the value of the Company's stock over the long term.

2.       Effective Date.

         The Plan shall be effective as of June 15, 1995, subject to the approval of the Plan by the holders of at least a majority of the outstanding shares of Company common stock present, or represented, and entitled to vote at the next meeting of Stockholders. Grants of options may be made under the Plan on and after its effective date, subject to stockholder approval of the Plan as provided above. In the event such approval is not obtained, any options granted under the Plan shall be null and void.

3.       Administration of the Plan.

         The Plan shall be administered by a committee appointed by the Board of Directors and consisting of Directors who are not eligible to participate in the Plan (the "Committee"). Subject to the provisions of the Plan, the Committee shall be authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Committee shall have no discretion with respect to the eligibility or selection of Non-Employee Directors to receive options under the Plan, the number of shares of stock subject to any such options or the Plan, or the purchase price thereunder; and provided further, that the Committee shall not have the authority to take any action or make any determination that would materially increase the benefits accruing to participants under the Plan. The Committee's interpretation of the Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder, shall be conclusive and binding upon all parties concerned including the Company, its stockholders and persons granted options under the Plan. The Chairman of the Board and Chief Executive Officer of the Company shall be authorized to implement the Plan in accordance with its terms and to take or cause to be taken such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof.

4.       Participation in the Plan.

         All active members of the Company's Board of Directors who are not as of the date of any option grant employees of the Company or any of its subsidiaries or affiliates shall be eligible to participate in the Plan. Directors emeritus shall not be eligible to participate.

5.       Non-Qualified Stock Options.

         Only non-qualified stock options ("options"), may be granted under this Plan.

6.       Terms,  Conditions and Form of Options.

         (a) Option Grant Dates. Options to purchase 5,000 shares of Stock (as adjusted pursuant to Section 8), shall be automatically granted on an annual basis to each eligible Non- Employee Director on June 15th (or the first succeeding business day thereafter on which the Company's common stock is traded on the principal securities exchange on which it is listed) of each year, commencing June 15, 1995.

         (b) Exercise Price. The exercise price per share of stock for which each option is exercisable shall be 100% of the fair market value per share of common stock on the date the option is granted, which shall be the closing price of the stock based upon its consolidated trading as generally reported for the principal securities exchange on which the Company's common stock is listed.

         (c) Exercisability and Term of Options. Each option granted under the Plan shall become exercisable immediately. Each option granted under the Plan shall expire ten years from the date of grant, and shall be subject to earlier termination as hereinafter provided.

         (d) Termination of Service. In the event of the termination of service on the Board by the holder of any option, other than by reason of mandatory retirement, permanent disability or death as set forth in paragraph (e) hereof, the then outstanding options of such holder shall be exercisable only to the extent that they were exercisable on the date of such termination and shall expire six months after such termination, or on their stated expiration date, whichever occurs first.

         (e) Retirement, Disability or Death. In the event of termination of service by reason of mandatory retirement pursuant to Board policy or permanent disability of the holder of any option, each of the then outstanding options of such holder will continue to become exercisable in accordance with Section 6(c) above, but the holder shall be entitled to exercise such options, within five years of such termination, but in no event after the expiration date of the option. In the event of the death of the holder of any option, each of the then outstanding options of such holder shall become immediately exercisable in full, and shall be exercisable by the holder's legal representative at any time within a period of five years after death, but in no event after the expiration date of the option. However, if the holder dies within five years following termination of service on the Board by reason of mandatory retirement or permanent disability, such option shall be exercisable only until the later of (i) two years after the holder's death or (ii) five years after such termination, or the expiration date of the option, if earlier.

         (f) Payment. The option price shall be paid in cash.

7.       Shares of Stock Subject to the Plan.

         The shares that may be purchased pursuant to options under the Plan shall not exceed an aggregate of 1,000,000 shares of Company common stock (as adjusted pursuant to Section 8). Any shares subject to an option grant which for any reason expires or is terminated unexercised as to such shares shall again be available for issuance under the Plan.

8.       Dilution and Other Adjustment.

         In the event of any change in the outstanding shares of Company stock by reason of any stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, such equitable adjustments shall be made in the Plan and the grants thereunder, including the exercise price of outstanding options, as the Committee determines are necessary or appropriate, including, if necessary, any adjustments in the maximum number of shares referred to in Section 7 of the Plan. Such adjustment shall be conclusive and binding for all purposes of the Plan.

9.       Miscellaneous Provisions.

         (a) Rights as Stockholder. A participant under the Plan shall have no rights as a holder of Company common stock with respect to option grants hereunder, unless and until certificates for shares of such stock are issued to the participant.

         (b) Assignment or Transfer. No options granted under the Plan or any rights or interests therein shall be assignable or transferable by a participant except by will or the laws of descent and distribution. During the lifetime of a participant, options granted hereunder are exercisable only by, and payable only to, the participant.

         (c) Agreements. All options granted under the Plan shall be evidenced by agreements in such form and containing such terms and conditions (not inconsistent with the Plan) as the Committee shall adopt.

         (d) Compliance with Legal Regulations. During the term of the Plan and term of any options granted under the Plan, the Company shall at all times reserve and keep available such number of shares as may be issuable under the Plan, and shall seek to obtain from any regulatory body having jurisdiction, including the Secretary of State of the State of South Carolina, any requisite authority required in the opinion of counsel for the Company in order to grant options to
                                       E-3
purchase shares of Company common stock or to issue such stock pursuant thereto. If in the opinion of counsel for the Company the transfer, issue or sale of any shares of its stock under the Plan shall not be lawful for any reason, including the inability of the Company to obtain from any regulatory body have jurisdiction authority deemed by such counsel to be necessary to such transfer, issuance or sale, the Company shall not be obligated to transfer, issue or sell any such shares. In any event, the Company shall not be obligated to transfer, issue or sell any shares to any participant unless a registration statement which complies with the provisions of the Securities Act of 1933, as amended (the "Securities Act"), is in effect at the time with respect to such shares or other appropriate action has been taken under and pursuant to the terms and provisions of the Securities Act, or the Company receives evidence satisfactory to the Committee that the transfer, issuance or sale of such shares, in the absence of an effective registration statement or other appropriate action, would not constitute a violation of the terms and provisions of the Securities Act. The Company's obligation to issue shares upon the exercise of any option granted under the Plan shall in any case be subject to the Company being satisfied that the shares purchased are being purchased for investment and not with a view to the distribution thereof, if at the time of such exercise a resale of such shares would otherwise violate the Securities Act in the absence of an effective registration statement relating to such shares.

         (e) Costs and Expenses. The costs and expenses of administering the Plan shall be borne by the Company and not charged to any option or to any Non-Employee Director receiving an option.

10.      Amendment and Termination of the Plan.

         (a) Amendments. The Committee may from time to time amend the Plan in whole or in part; provided, that no such action shall adversely affect any rights or obligations with respect to any options theretofore granted under the Plan, and provided further, that the provisions of Sections 4 and 6 hereof may not be amended more than once every six months, other than to comport with change in the Internal Revenue Code or regulations thereunder.

         Unless the holders of at least a majority of the outstanding shares of Company common stock present, or represented, and entitled to vote at a meeting of stockholders shall have first approved thereof, no amendment of the Plan shall be effective which would (i) increase the maximum number of shares referred to in Section 7 of the Plan or the number of shares subject to options that may be granted pursuant to section 6(a) of the Plan to any one Non-Employee Director or (ii) extend the maximum period during which options may be granted under the Plan.


         With the consent of the Non-Employee Director affected, the Committee may amend outstanding agreements evidencing options under the Plan in a manner not inconsistent with the terms of the Plan.

         (b) Termination. The Committee may terminate the Plan (but not any options theretofore granted under the Plan) at any time. The Plan (but not any options theretofore granted under the Plan) shall in any event terminate on, and no options shall be granted after, December 31, 2004.

11.      Compliance with SEC Regulations.

         It is the Company's intent that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any related regulations. If any provision of this Plan is later found not to be in compliance with such Rule and regulations, the provision shall be deemed null and void. All grants and exercises of options under this Plan shall be executed in accordance with the requirements of Section 16 of the Exchange Act and regulations promulgated thereunder.

12.      Governing Law.

         The validity and construction of the Plan and any agreements entered into thereunder shall be governed by the laws of the State of South Carolina.

         IN WITNESS WHEREOF, the Company has caused this Plan to be executed this ___ day of _____, 1996.



                                          THE SEIBELS BRUCE GROUP, INC.

                                           By:________________________________

                                                                         ANNEX F


                          THE SEIBELS BRUCE GROUP, INC.

                      1996 STOCK OPTION PLAN FOR EMPLOYEES


         1. Purpose. The purpose of The Seibels Bruce Group, Inc. 1996 Stock Option Plan For Employees (the "Plan"), is to further the long term stability and financial success of The Seibels Bruce Group, Inc. (the "Company"), by attracting and retaining employees through the use of stock incentives. It is also believed that ownership of Company Stock will stimulate the efforts of all employees upon whose efforts the Company is and will be largely dependent for the successful conduct of its business. It is also believed that Incentive Awards granted to such employees under this Plan will strengthen their desire to remain with the Company and will further the identification of those employees' interests with those of the Company's shareholders. The Plan is intended to conform to the provisions of Securities and Exchange Commission Rule 16b-3.

         2. Definitions. As used in the Plan, the following terms have the meanings indicated:

                  (a) "Act" means the Securities Exchange Act of 1934, as amended.

                  (b) "Applicable Withholding Taxes" means the aggregate amount of federal, state and local income and payroll taxes that the Company is required to withhold in connection with any exercise of a Nonstatutory Stock Option, any lapse of restrictions on Restricted Stock, or any grant of Incentive Stock.

                  (c)      "Board" means the board of directors of the Company.

                  (d)      "Change of Control" means an event  described in (i),
                           (ii), (iii), or (iv):

                           (i) The acquisition by a Group of Beneficial Ownership of 45% or more of the Stock or the Voting Power of the Company, but excluding for this purpose:
                           (A) any acquisition by the Company (or a subsidiary), or an employee benefit plan of the Company; (B) any acquisition of Common Stock of the Company by management employees of the Company; or (C) any acquisition by a Group that owns 10% or more of the Stock or Voting Power of the Company on the date of approval of the Plan by shareholders. "Group" means any individual, entity or group within the meaning of
                           Section 13(d)(3) or 14(d)(2) of the Act, "Beneficial Ownership" has the meaning in Rule 13d-3 promulgated under the Act, "Stock" means the then outstanding shares of common stock, and "Voting Power" means the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors.

                           (ii) Individuals who constitute the Board on the day after the meeting at which the Plan is approved (the "Incumbent Board"), cease to constitute at least a majority of the Board, provided that any director whose nomination was approved by a majority of the Incumbent Board shall be considered a member of the Incumbent Board unless such individual's initial assumption of office is in connection with an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act).

                           (iii) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, in which the owners of more than 50% of the Stock or Voting Power of the Company do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of the Stock or Voting Power of the corporation resulting from such reorganization, merger or consolidation.

                           (iv) A complete liquidation or dissolution of the Company or of its sale or other disposition of all or substantially all of the assets of the Company.

                  (e) "Code" means the Internal Revenue Code of 1986, as amended.

                  (f) "Committee" means the committee appointed by the Board as described under Section 14.

                  (g) "Company" means The Seibels Bruce Group, Inc., a South Carolina corporation.

                  (h) "Company Stock" means Common Stock, $1.00 par value, of the Company. If the par value of the Company Stock is changed, or in the event of a change in the capital structure of the Company (as provided in Section 13), the shares resulting from such a change shall be deemed to be Company Stock within the meaning of the Plan.

                  (i) "Covered Employee" means the Chief Executive Officer of the Company (or an individual acting in such capacity), as of the close of the Taxable Year or an employee whose total compensation is required to be reported for the Taxable Year under the disclosure rules promulgated by the Securities and Exchange Commission under the Act.

                  (j) "Date of Grant" means the date on which an Incentive Award is granted by the Committee.

                  (k) "Disability" or "Disabled" means, as to an Incentive Stock Option, a Disability within the meaning of Code section 22(e)(3). As to all other

                           Incentive  Awards,   the  Committee  shall  determine
                           whether a Disability exists and such determination shall be conclusive.

                  (l) "Fair Market Value" means as of the Date of Grant (or, if there were no trades on the Date of Grant, the last preceding day on which Company Stock is traded), (i) if the Company Stock is traded on an exchange, the average of the highest and lowest registered sales prices of the Company Stock at which it is traded on such day on the exchange on which it generally has the greatest trading volume, or (ii) if the Company Stock is traded on the over-the-counter market, the closing price as reported by NASDAQ.

                  (m) "Incentive Award" means, collectively, the award of an Option, Incentive Stock, or Restricted Stock under the Plan.

                  (n)      "Incentive  Stock" means  Company  Stock awarded when
                           performance   goals  are  achieved   pursuant  to  an
                           incentive program as provided in Section 7.

                  (o) "Incentive Stock Option" means an Option intended to meet the requirements of and qualify for favorable federal income tax treatment under Code section 422.

                  (p) "Insider" means a person subject to Section 16(b) of the Act.

                  (q) "Nonstatutory Stock Option" means an Option that does not meet the requirements of Code section 422, or, even if meeting the requirements of Code section 422, is not intended to be an Incentive Stock Option and is so designated.

                  (r) "Option" means a right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan and may be a Nonstatutory Stock Option or Incentive Stock Option.

                  (s) "Parent" means, with respect to any corporation, a parent of that corporation within the meaning of Code section 424(e).

                  (t) "Participant" means any employee who receives an Incentive Award under the Plan.

                  (u) "Performance Plan" means a plan established by the Committee that precludes discretion and is based on an objective performance standard that may be applied to the Participant, a business unit (e.g., a division or a line of business), or the Company as a whole, and may include goals based on increases in the price of Company Stock, market share, sales or earnings per share.

                  (v) "Restricted Stock" means Company Stock awarded upon the terms and subject to the restrictions set forth in Section 6.

                  (w) "Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Act. A reference in the Plan to Rule 16b-3 shall include a reference to any corresponding rule (or number redesignation), of any amendments to Rule 16b-3 enacted after the effective date of the Plan's adoption.

                  (x) "Subsidiary" means, with respect to any corporation, a subsidiary of that corporation within the meaning of Code section 424(f).

                  (y)     "Taxable  Year"  means the fiscal  period used by the
                           Company for reporting taxes on income under the Code.

                  (z)     "10% Shareholder"  means a person who owns,  directly
                           or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company. Indirect ownership of stock shall be determined in accordance with Code section 424(d).


         3. General. The following types of Incentive Awards may be granted under the Plan: Options, Incentive Stock and Restricted Stock. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options.


         4. Stock. Subject to Section 13 of the Plan, there shall be reserved for issuance under the Plan, up to an aggregate of 5,000,000 shares of Company Stock, which shall be authorized, but unissued shares. Shares allocable to Options or portions thereof granted under the Plan that expire or otherwise terminate unexercised, may again be subjected to an Incentive Award under the Plan. The Committee is expressly authorized to make an Incentive Award to a Participant conditioned upon the surrender for cancellation of an Option granted under an existing Incentive Award. For purposes of determining the number of shares that are available for Incentive Awards under the Plan, such number shall, to the extent permissible under Rule 16b-3, include the number of shares surrendered by an optionee or retained by the Company in payment of Applicable Withholding Taxes.

         5.       Eligibility.

                  (a) All present and future employees of the Company (or any Parent or Subsidiary of the Company, whether now existing or hereafter created or acquired), and any consultant to the Company shall be eligible to receive Incentive Awards under the Plan. The Committee shall have the power and complete discretion, as provided in Section 14, to select eligible employees to receive Incentive Awards and to determine for each employee the terms and conditions, the nature of the award and the number of shares to be allocated to each employee as part of each Incentive Award.

                  (b) The grant of an Incentive Award shall not obligate the Company or any Parent or Subsidiary of the Company to pay an employee any particular amount of remuneration, to continue the employment of the employee after the grant or to make further grants to the employee at any time thereafter.

         6.       Restricted Stock Award.

                  (a) Whenever the Committee deems it appropriate to grant Restricted Stock, notice shall be given to the Participant stating the number of shares of Restricted Stock granted and the terms and conditions to which the Restricted Stock is subject. This notice, when accepted in writing by the Participant, shall become an award agreement between the Company and the Participant and certificates representing the shares shall be issued and delivered to the Participant. Restricted Stock may be awarded by the Committee in its discretion without cash consideration.

                  (b) Restricted Stock issued, pursuant to the Plan, shall be subject to the following restrictions:

                           (i) No shares of Restricted Stock may be sold, assigned, transferred or disposed of by an Insider within a six-month period beginning on the Date of Grant, and Restricted Stock may not be pledged, hypothecated or otherwise encumbered within a six-month period beginning on the Date of Grant if such action would be treated as a sale or disposition under Rule 16b- 3.

                           (ii) No shares of Restricted Stock may be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered or disposed of until the restrictions on such shares as set forth in the Participant's award agreement have lapsed or been removed pursuant to paragraph (d) or (e) below.


                           (iii) If a Participant ceases to be employed by the Company or a Parent or Subsidiary of the Company, the Participant shall forfeit to the Company any shares of Restricted Stock on which the restrictions have not lapsed or been removed pursuant to paragraph (d) or (e) below on the date such Participant shall cease to be so employed.

                  (c) Upon the acceptance by a Participant of an award of Restricted Stock, such Participant shall, subject to the restrictions set forth in paragraph (b) above, have all the rights of a shareholder with respect to such shares of Restricted Stock, including, but not limited to, the right to vote such shares of Restricted Stock and the right to receive all dividends and other distributions paid thereon. Certificates representing Restricted Stock shall bear a legend referring to the restrictions set forth in the Plan and the Participant's award agreement.

                  (d) The Committee shall establish, as to each award of Restricted Stock, the terms and conditions upon which the restrictions set forth in paragraph (b) above shall lapse. Such terms and conditions may include, without limitation, the lapsing of such restrictions as a result of the Disability death or retirement of the Participant or the occurrence of a Change of Control.

                  (e)  Notwithstanding  the provisions of paragraphs (b)(ii) and
(iii) above, the Committee may at any time, in its sole discretion, accelerate the time at which any or all restrictions will lapse or remove any and all such restrictions.

                  (f) Each Participant shall agree at the time his or her Restricted Stock is granted, and as a condition thereof, to pay to the Company, or make arrangements satisfactory to the Company regarding the payment to the Company, of Applicable Withholding Taxes. Until such amount has been paid or arrangements satisfactory to the Company have been made, no stock certificate free of a legend reflecting the restrictions set forth in paragraph (b) above shall be issued to such Participant.

         7.       Incentive Stock Awards.

                  (a) Incentive Stock may be issued pursuant to the Plan in connection with Performance Plans established from time to time by the Committee when performance criteria established by the Committee have been achieved and certified by the Committee.

                  (b) Whenever the Committee deems it appropriate, the Committee may establish a Performance Plan and notify Participants of their participation in and the terms of the Performance Plan. More than one Performance Plan may be established by the Committee and they may operate concurrently or for varied periods of time. A Participant may be permitted to participate in more than one Performance Plan at the same time. Incentive Stock will be issued only subject to the Performance Plan and the Plan and consistent with meeting the goal or goals set by the Committee in the Performance Plan. A Participant in a Performance Plan shall have no rights as a shareholder until the committee has certified that the performance objectives of the Performance Plan have been met and Incentive Stock is issued. Incentive Stock may be issued without cash consideration.

                  (c) A Participant's interest in a Performance Plan may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

                  (d) Each Participant shall agree, as a condition of his or her participation in a Performance Plan and the receipt of Incentive Stock, to pay to the Company, or make arrangements satisfactory to the Company, regarding the payment to the Company of Applicable Withholding Taxes. Until such amount has been paid or arrangements satisfactory to the Company have been made, no stock certificate shall be issued to such Participant.

         8.       Stock Options.

                  (a) Whenever the Committee deems it appropriate to grant Options, notice shall be given to the Participant stating the number of shares for which Options are granted, the Option price per share, whether the Options are Incentive Stock Options or Nonstatutory Stock Options, and the conditions to which the grant and exercise of the Options are subject. This notice, when duly accepted in writing by the Participant, shall become a stock option agreement between the Company and the Participant.

                  (b) The Committee shall not grant to a Covered Employee Nonstatutory Stock Options (i) covering more than 200,000 shares in one Taxable Year, or (ii) that have an exercise price of less than 100% of the Fair Market Value of such shares on the Date of Grant.

                  (c) The exercise price of shares of Company Stock covered by an Incentive Stock Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant; provided that if an Incentive Stock Option is granted to a Participant who, at the time of the grant, is a 10% Shareholder, then the exercise price of the shares covered by the Incentive Stock Option shall be not less than 110% of the Fair Market Value of such shares on the Date of Grant.

                  (d) The exercise price of shares covered by a Nonstatutory Stock Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant.

                  (e) Options may be exercised in whole or in part at such times as may be specified by the Committee in the Participant's stock option agreement; provided that, the exercise provisions for Incentive Stock Options shall, in all events, not be more liberal than the following provisions:

                           (i) No Incentive Stock Option may be exercised after the first to occur of (x) ten years (or, in the case of an Incentive Stock Option granted to a 10% Shareholder, five years), from the Date of Grant, (y) three months following the date of the Participant's retirement or termination of employment with the Company and its Parent and Subsidiary corporations for reasons other than Disability or death, or (z) one year following the date of the Participant's termination of employment on account of Disability or death.

                           (ii) Except as otherwise provided in this paragraph, no Incentive Stock Option may be exercised unless the Participant is employed by the Company or a Parent or Subsidiary of the Company at the time of the exercise and has been employed by the Company or a Parent or Subsidiary of the Company at all times since the Date of Grant. If a Participant's employment is terminated other than by reason of his or her Disability or death at a time when the Participant holds an Incentive Stock Option that is exercisable (in whole or in part), the Participant may exercise any or all of the exercisable portion of the Incentive Stock Option (to the extent exercisable on the date of termination), within three months after the Participant's termination of employment if his or her option agreement so provides. If a Participant's employment is terminated by reason of his or her Disability at a time when the Participant holds an Incentive Stock Option that is exercisable (in whole or in part), the Participant may exercise any or all of the exercisable portion of the Incentive Stock Option (to the extent exercisable on the date of Disability), within one year after the Participant's termination of employment if his or her option agreement so provides. If a Participant's employment is terminated by reason of his or her death at a time when the Participant holds an Incentive Stock Option that is exercisable (in whole or in part), the Incentive Stock Option may be exercised (to the extent exercisable on the date of death), within one year after the Participant's death, if his or her option agreement so provides, by the person to whom the Participant's rights under the Incentive Stock Option shall have passed by will or by the laws of descent and distribution.

                           (iii) An Incentive Stock Option by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Date of Grant), of the Company Stock with respect to which Incentive Stock Options are exercisable for the first time during the calendar year does not exceed $100,000 (the "Limitation Amount"). Incentive Stock Options granted under the Plan and all other plans of the Company and any Parent or Subsidiary of the Company shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Board may impose such conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a calendar year exceed the Limitation Amount, the excess Options will be treated as Nonstatutory Stock Options to the extent permitted by law.

                  (f) Notwithstanding the foregoing, no Option granted to an Insider shall be exercisable within the first six months after it is granted; provided, however, that this restriction shall not apply if the Participant becomes disabled or dies during the six-month period.

                  (g) The Committee may, in its  discretion,  grant Options that by their terms become fully exercisable upon a Change of Control, notwithstanding other conditions on Exercisability in the Stock Option Agreement. The Committee may at any time, in its sole discretion, accelerate the time at which any or all Options shall be fully vested.

         9.       Method of Exercise of Options.

                  (a) Options may be exercised by the Participant giving written notice of the exercise to the Company, stating the number of shares the Participant has elected to purchase under the Option. In the case of the purchase of shares under an Option, such notice shall be effective only if accompanied by the exercise price in full in cash.


                  (b) The Company may place on any certificate representing Company Stock issued upon the exercise of an Option, any legend deemed desirable by the Company's counsel to comply with federal or state securities laws and the Company may require a customary written indication of the Participant's investment intent. Until the Participant has made any required payment, including any Applicable Withholding Taxes, and has had issued a certificate for the shares of Company Stock acquired, he or she shall possess no shareholder rights with respect to the shares.

                  (c) Each Participant shall agree, as a condition of the exercise of an Option, to pay to the Company, or make arrangements satisfactory to the Company regarding the payment to the Company, of Applicable Withholding Taxes. Until such amount has been paid or arrangements satisfactory to the Company have been made, no stock certificate shall be issued upon the exercise of an Option.

                  (d) Notwithstanding anything herein to the contrary, Options shall always be granted and exercised in such a manner as to conform to the provisions of Rule 16b-3.


         10. Nontransferability of Options. Options, by their terms, shall not be transferable except by will or by the laws of descent and distribution or, if permitted by Rule 16b-3, pursuant to a qualified domestic relations order (as defined in Code section 414(p)) ("QDRO"), and shall be exercisable, during the Participant's lifetime, only by the Participant or, if permitted by Rule 16b-3, an alternative payee under a QDRO, or by his or her guardian, duly authorized attorney-in-fact or other legal representative.

         11. Effective Date of the Plan. The effective date of the Plan is November 1, 1995. The Plan shall be submitted to the shareholders of the Company for approval. Until, (i) the Plan has been approved by the Company's shareholders, and (ii) the requirements of any applicable Federal or

State   securities  laws  have  been  met,  no  Restricted  Stock  shall  become unrestricted, no Incentive Stock shall be issued and no Option shall be exercisable.

         12. Termination, Modification, Change. If not sooner terminated by the Board, this Plan shall terminate at the close of business on December 31, 2005. No Incentive Awards shall be made under the Plan after its termination. The Board may terminate the Plan or may amend the Plan in such respects as it shall deem advisable; provided that, if and to the extent required by the Code or Rule 16b-3, no change shall be made that increases the total number of shares of Company Stock reserved for issuance pursuant to Incentive Awards granted under the Plan (except pursuant to Section 13), materially modifies the requirements as to eligibility for participation in the Plan, or materially increases the benefits accruing to Participants under the Plan, unless such change is authorized by the shareholders of the Company. Notwithstanding the foregoing, the Board may unilaterally amend the Plan and Incentive Awards as it deems appropriate to ensure compliance with Rule 16b-3 and to cause Incentive Stock Options to meet the requirements of the Code and regulations thereunder. Except as provided in the preceding sentence, a termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant's rights under an Incentive Award previously granted to him or her.

         13.      Change in Capital Structure.

                  (a) In the event of a stock dividend, stock split or combination of shares, recapitalization or merger in which the Company is the surviving corporation or other change in the Company's capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), the number and kind of shares of stock or securities of the Company to be subject to the Plan and to Options then outstanding or to be granted thereunder, the maximum number of shares or securities which may be delivered under the Plan, the exercise price and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any unexercised Option, the Committee may adjust appropriately the number of shares covered by the Option so as to eliminate the fractional shares.

                  (b) If the Company is a party to a consolidation or a merger in which the Company is not the surviving corporation, a transaction that results in the acquisition of substantially all of the Company's outstanding stock by a single person or entity, or a sale or transfer of substantially all of the Company's assets, the Committee may take such actions with respect to outstanding Incentive Awards as the Committee deems appropriate.

                  (c) Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee's determination shall be conclusive and binding on all persons for all purposes.

         14. Administration of the Plan. The Plan shall be administered by the Committee, which shall consist of not less than three members of the Board, who shall be appointed by the

Board. Subject to paragraph (d) below, the Committee shall be the Compensation Committee unless the Board shall appoint another Committee to administer the Plan. The Committee shall have general authority to impose any limitation or condition upon an Incentive Award the Committee deems appropriate to achieve the objectives of the Incentive Award and the Plan and, without limitation and in addition to powers set forth elsewhere in the Plan, shall have the following specific authority:

                  (a) The Committee shall have the power and complete discretion to determine, (i) which eligible employees shall receive Incentive Awards and the nature of each Incentive Award, (ii) the number of shares of Company Stock to be covered by each Incentive Award, (iii) whether Options shall be Incentive Stock Options or Nonstatutory Stock Options, (iv) the Fair Market Value of Company Stock, (v) the time or times when an Incentive Award shall be granted,
(vi) whether an Incentive Award shall become vested over a period of time and when it shall be fully vested, (vii) when Options may be exercised, (viii) whether a Disability exists, (ix) the manner in which payment will be made upon the exercise of Options, (x) conditions relating to the length of time before disposition of Company Stock received upon the exercise of Options is permitted,
(xi) the terms and conditions applicable to Restricted Stock Awards, (xii) the terms and conditions on which restrictions upon Restricted Stock shall lapse,
(xiii) whether to accelerate the time at which any or all restrictions with respect to Restricted Stock will lapse or be removed, (xiv) notice provisions relating to the sale of Company Stock acquired under the Plan, (xv) the terms of Performance Plans, performance criteria and other factors relevant to the issuance of Incentive Stock, and (xvi) any additional requirements relating to Incentive Awards that the Committee deems appropriate. Notwithstanding the foregoing, no "tandem stock options" (where two stock options are issued together and the exercise of one Option affects the right to exercise the other Option), may be issued in connection with Incentive Stock Options. The Committee shall have the power to amend the terms of previously granted Incentive Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to him or her, except that such consent will not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code applicable to the Incentive Award.

                  (b) The Committee may adopt rules and regulations for carrying out the Plan. The interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

                  (c) A majority of the members of the Committee shall constitute a quorum and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members and any action so taken shall be fully effective as if it had been taken at a meeting.

                  (d) The Board, from time to time, may appoint members previously appointed and may fill vacancies, however caused, in the Committee. Insofar as it is necessary to satisfy the requirements of Section 16(b) of the Act, no member of the Committee shall be eligible to participate in the Plan or in any other plan of the Company or any Parent or Subsidiary of the Company that entitles participants to acquire stock, stock options or stock appreciation rights of the Company or any Parent or Subsidiary of the Company, and no person shall become a member of the Committee if, within the preceding one-year period, the person shall have been eligible to participate in such a plan (other than a "safe harbor plan" permitted under Rule 16b-3(C)(2)(i) and (ii)).

         15. Notice. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows; (a) if to the Company - at its principal business address to the attention of the Treasurer; (b) if to any Participant - at the last address of the Participant known to the sender at the time the notice or other communication is sent.

         16. Interpretation. The terms of this Plan are subject to all present and future regulations and rulings of the Secretary of the Treasury or his or her delegate relating to the qualification of Incentive Stock Options under the Code. If any provision of the Plan conflicts with any such regulation or ruling, then that provision of the Plan shall be void and of no effect. The terms of this Plan shall be governed by the laws of the State of Delaware.

         IN WITNESS WHEREOF, the Company has caused this Plan to be executed this ______ day of __________, 1996.

                                      THE SEIBELS BRUCE GROUP, INC.

                                       By:_____________________________________

                                                                         ANNEX G


                          THE SEIBELS BRUCE GROUP, INC.

                  1995 STOCK OPTION PLAN FOR INDEPENDENT AGENTS

                                    ARTICLE 1
                                     Purpose

         1.1 General Purpose. The purpose of this Plan is to further the growth and development of the Company by encouraging independent agents to obtain a proprietary interest in the Company by owning its stock. The Company intends that the Plan will provide such persons with an added incentive to place profitable insurance policies with subsidiaries of the Company, and will stimulate their efforts in promoting the growth, efficiency and profitability of the Company. The Company also intends that the Plan will afford the Company a means of attracting, retaining and compensating independent agents of outstanding quality.

         1.2 Intended Tax Effects of Options. It is intended that the tax effects of any NQSO (as hereinafter defined) granted hereunder should be determined under Code '83.

                                    ARTICLE 2
                                   Definitions

         The following words and phrases as used in this Plan shall have the meanings set forth in this Article unless a different meaning is clearly required by the context:

         2.1 1933 Act shall mean the Securities Act of 1933, as amended.

         2.2 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

         2.3 Beneficiary shall mean, with respect to an Optionee, the individual or individuals to whom the Optionee's option shall be transferred upon the Optionee's death (i.e., the Optionee's Beneficiary).

                  (a) Designation of Beneficiary. An Optionee's Beneficiary shall be the individual who is last designated in writing by the Optionee as such Optionee's Beneficiary hereunder. An optionee shall designate his or her original Beneficiary in writing on his or her Option Agreement. Any subsequent modification of the Optionee's Beneficiary shall be in a written executed and notarized letter addressed to the Company and shall be effective when it is received and accepted by the Committee, determined in the Committee's sole discretion.

                  (b) No Designated Beneficiary. If, at any time, no Beneficiary has been validly designated by an Optionee, or the Beneficiary designated by the Optionee is no longer living at the time of the Optionee's death, then the Optionee's Beneficiary shall be deemed to be the individual or individuals in the first of the following classes of individuals with one or members of such class surviving or in existence as of the Optionee's death, and in the absence thereof, the Optionee's estate: (A) the Optionee's surviving spouse; or (B) the Optionee's then living lineal descendants, per stirpes.

                  (c) Designation of Multiple Beneficiaries. An optionee may not designate more than one individual as a Beneficiary. To the extent that a designation purports to designate more than one individual as a Beneficiary, the designation shall be null and void.

                  (d) Contingent Beneficiaries. An Optionee may designate a contingent Beneficiary to receive the Optionee's option in the event that the Optionee's original Beneficiary should predecease the
         Optionee; otherwise, in the event a Beneficiary predeceases the optionee, then the individual or individuals specified in subsection
         (b) above shall be the Optionee's Beneficiary.

         2.4 Board shall mean the Board of Directors of the Company.

         2.5 Code shall mean the Internal Revenue Code of 1986, as amended.

         2.6 Committee shall mean the committee appointed by the Board to administer and interpret the Plan in accordance with Article 3 below.

         2.7 Common Stock shall mean the common stock, par value $1.00 per share, of the Company.

         2.8 Company shall mean The Seibels Bruce Group, Inc., and shall also mean any parent or subsidiary corporation of The Seibels Bruce Group, Inc. unless the context clearly indicates otherwise.

         2.9 Director shall mean an individual who is serving as a member of the Board (i.e., a director of the Company).

         2.10 Disability shall mean, with respect to an individual, the total and permanent disability of such individual as determined by the Committee in its sole discretion.

         2.11 Effective Date shall mean the date on which this Plan is adopted by the Board. See Article 9 herein.

         2.12  Fair  Market   Value  of  the  Common  Stock  as  of  a  date  of
determination shall mean the following:

                  (a) Stock Listed and Shares Traded. If the Common Stock is listed and traded on a national securities exchange (as such term is defined by the 1934 Act) or on the NASDAQ National Market System on the date of determination, the Fair Market Value per share shall be the closing price of a share of the Common Stock on said national securities exchange or National Market System on the date of determination. If the Common Stock is traded in the over-the-counter market, the Fair Market Value per share shall be the average of the closing bid and asked prices on the date of determination.

                  (b) Stock Listed But No Shares Traded. If the Common Stock is listed on a national securities exchange or on the National Market System but no shares of the Common Stock are traded on the date of determination but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the closing price of the Common Stock on the most recent date before the date of determination. If the Common Stock is regularly traded in the over-the-counter market but no shares of the Common Stock are traded on the date of determination (or if records of such trades are unavailable or burdensome to obtain) but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock on the most recent date before the date of determination.

                  (c) Stock Not Listed. If the Common Stock is not listed on a national securities exchange or on the National Market System and is not regularly traded in the over-the-counter market, then the Committee shall determine the Fair Market Value of the Common Stock from all relevant available facts, which may include the average of the closing bid and ask prices reflected in the over-the-counter market on a date within a reasonable period either before or after the date of determination or opinions of independent experts as to value and may take into account any recent sales and purchases of such Common Stock to the extent they are representative.

The Committee's determination of Fair Market Value, which shall be made pursuant to the foregoing provisions, shall be final and binding for all purposes of this Plan.

         2.13 NQSO shall mean an option to which Code sec. 421 (relating generally to certain incentive stock options) does not apply.


         2.14 Option shall mean NQSO's granted to individuals pursuant to the terms and provisions of this Plan.

         2.15 Option Agreement shall mean a written agreement, executed and dated by the Company and an Optionee, evidencing an Option granted under the terms and provisions of this Plan, setting forth the terms and conditions of such Option, and specifying the name of the Optionee and the number of shares of stock subject to such Option.

         2.16 Option Price shall mean the purchase price of the shares of Common Stock underlying an option.

         2.17 Optionee shall mean an individual who is granted an Option pursuant to the terms and provisions of this Plan.

         2.18 Person shall mean any individual, organization, corporation, partnership or other entity.

         2.19 Plan shall mean this The Seibels Bruce Group, Inc. 1995 Stock option Plan for Independent Agents.

         2.20 Retirement shall mean, with respect to an Optionee, the earliest of:

                  (a)      the date on which the optionee attains age 65;

                  (b) the date on which the Optionee attains age 60 and completes 20 Years of Vesting Service; or

                  (c) the date on which the Optionee completes 25 Years of Vesting service.

For purposes of this Section, the term Years of Vesting Service shall have the meaning given such term in the Seibels, Bruce & Company Employees Profit Sharing and Savings Plan, as executed on June 30th, 1992.

                                    ARTICLE 3
                                 Administration

         3.1 General Administration. The Plan shall be administered and interpreted by the Committee. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Option Agreements by which Options shall be evidenced (which shall not be inconsistent with the terms of the Plan), and to make all other determinations necessary or advisable for the administration of thc Plan, all of which determinations shall be final, binding and conclusive.

         3.2 Appointment. The Board shall appoint the Committee from among the company's management staff to serve at the pleasure of the Board. The Board from time to time may remove members from, or add members to, the Committee and shall fill all vacancies thereon. The Committee at all times shall be composed of two or more members.

         3.3 Organization. The Committee may select one of its members as its chairman and shall hold its meetings at such times and at such places as it shall deem advisable. A majority of the Committee shall constitute a quorum, and such majority shall determine its actions. The Committee shall keep minutes of its proceedings and shall report the same to the Board at the meeting next succeeding.

         3.4 Indemnification. In addition to such other rights of indemnification as they have as officers or employees or as members of the Committee, the members of the Committee, to the extent permitted by applicable law, shall be indemnified by the Company against reasonable expenses (including, without limitation, attorneys' fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Options granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the articles or certificate of incorporation or the bylaws of the Company relating to indemnification of officers or employees) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member or members did not act in good faith and in a manner he or they reasonably believed to be in or not opposed to the best interest of the Company.

                                    ARTICLE 4
                                      Stock

         The stock subject to the Options and other provisions of the Plan shall be authorized but unissued or reacquired shares of Common Stock. Subject to readjustment in accordance with the provisions of Article 7, the total number of shares of Common Stock for which Options may be granted to persons participating in the Plan shall not exceed in the aggregate 500,000 shares of Common Stock. Notwithstanding the foregoing, shares of Common Stock allocable to the unexercised portion of any expired or terminated Option again may become subject to options under the Plan.

                                    ARTICLE 5
                   Eligibility to Receive and Grant of Options

         5.1 Individuals Eligible for Grants of Options. The individuals eligible to receive options hereunder shall be principles of any independent agencies who have contracted with the Company or its subsidiaries, including such individuals who are also members of the board of directors of any parent or subsidiary corporation of the Company; provided, however, no grants of options hereunder shall be made to any Person who is directly or indirectly the beneficial owner of more than 10% of any class of any equity security of the Company, who is a Director or who is an officer of the Company. The preceding sentence shall be interpreted so that no grant of any Options hereunder shall result in the application of Section 16 of the 1934 Act to such grant.

         5.2 Grants of Options. Subject to the provisions of the Plan, the Committee shall have the authority and sole discretion to determine and designate, from time to time, those individuals (from among the individuals eligible for a grant of Options under the Plan pursuant to Section 5.1 above) to whom Options will actually be granted, the manner in and conditions under which Options are exercisable (including, without limitation, any limitations or restrictions thereon), and the time or times at which Options shall be granted. In making such determinations, the Committee may take into account the nature of the services rendered by the respective individuals to whom Options may be granted, their present and potential contributions to the Company's success and such other factors as the Committee, in its sole discretion, shall deem relevant. In its authorization of the granting of an Option hereunder, the Committee shall specify the name of the Optionee and the number of shares of stock subject to such Option. The Committee may grant, at any time, new options to an

Optionee who previously has received Options, whether such options include prior options that still are outstanding, previously have been exercised in whole or in part, have expired or are canceled in connection with the issuance of new Options. No individual shall have any claim or right to be granted Options under the Plan.

                                    ARTICLE 6
                         Terms and Conditions of Options

         Options granted hereunder and Option Agreements shall comply with and be subject to the following terms and conditions:

         6.1 Requirement of Option Agreement. Upon the grant of an Option hereunder, the Committee shall prepare (or cause to be prepared) an Option Agreement. The Committee shall present such Option Agreement to the Optionee. Upon execution of such Option Agreement by the Optionee, such Option shall be deemed to have been granted effective as of the date of grant. The failure of the Optionee to execute the Option Agreement within 30 days after the date of the receipt of same shall render the Option Agreement and the underlying Option null and void ab initio.

         6.2 Optionee and Number of Shares. Each Option Agreement shall state the name of the Optionee and the total number of shares of the Common Stock to which it pertains, the Option Price, the Beneficiary of the Optionee and the date as of which the Option was granted under this Plan.

         6.3 Vesting. Each Option shall first become exercisable (i.e., vested) with respect to such portions of the shares subject to such Option as are specified in the Optionee's Option Agreement, and the Committee shall have the authority in its sole discretion to prescribe the extent to which the Option shall become exercisable in such Option Agreement. If an Optionee ceases to perform any services under an agency contract with the Company or the Optionee's agency contract with the Company terminates, and any non-vested options exist at such time of cessation or termination, his rights with regard to all such non-vested options shall cease immediately, and his rights with regard to all vested Options shall be governed by Section 6.9 below. If an optionee dies while engaged in performing services for the Company, then any Options previously granted to optionee shall become immediately vested and exercisable for 100% of the shares subject to the options.

         6.4 Option Price. The Option Price of the shares of Common Stock underlying each Option shall be the Fair Market Value of the Common Stock on the date the option is granted. Upon execution of an Option Agreement by both the Company and optionee, the date as of which the Committee granted the Option as specified in the Option Agreement shall be considered the date on which such Option is granted.

         6.5 Terms of Options. Terms of Options granted under the Plan shall commence on the date of grant and shall expire on such date as the Committee may determine for each Option; provided, in no event shall any Option be exetoisable after ten years from the date the Option is granted. No Option shall be granted hereunder after ten years from the date the Plan is adopted by the Board.

         6.6 Terms of Exercise. The exercise of an Option may be for less than the full number of shares of Common Stock subject to such Option, but such exercise shall not be made for less than (i) 25 shares or (ii) the total remaining shares subject to the Option, if such total is less than 25 shares. Subject to the other restrictions on exercise set forth herein, the unexercised portion of an Option may be exercised at a later date by the Optionee.

         6.7 Method of Exercise. All Options granted hereunder shall be exercised by written notice directed to the Secretary of the Company at its principal place of business or to such other person as the Committee may direct. Each notice of exercise shall identify the Option which the optionee is exercising (in whole or in part) and shall be accompanied by payment of the Option Price for the number of shares specified in such notice and by any documents required by Section 8.1. The Company shall make delivery of such shares within a reasonable period of time; provided, if any law or regulation requires the Company to take any action (including, but not limited to, the filing of a registration statement under the 1933 Act and causing such registration statement to become effective) with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.


         6.8 Medium and Time of Payment. The Option Price shall be payable upon the exercise of the Option in an amount equal to the number of shares then being purchased times the per share Option Price. Payment, at the election of the Optionee (or his Beneficiary as provided in subsection (c) of Section 6.9), shall be in cash.


         6.9 Effect of Termination of Service, Disability or Death. Except as provided in subsections (a), (b) and (c) below, no Option shall be exercisable unless the Optionee thereof shall have been performing services for the Company from the date of the granting of the Option until the date of exercise.

                  (a) Termination of Service. In the event an Optionee ceases to be perform services for the Company for any reason other than death or Disability or Retirement, any option or unexercised portion thereof granted to him shall terminate on and shall not be exercisable after the earliest to occur of (i) the expiration date of the Option, or (ii) the date of termination of service. Prior to the earlier of the dates specified in the preceding sentence of this subsection (a), the Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date of exercise. The question of whether an authorized leave of absence or absence for military or government service or for any other reason shall constitute a termination of service for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive.

                  (b) Disability or Retirement. Upon the termination of an Optionee's service due to Disability or Retirement, any Option or unexercised portion thereof granted to him which is otherwise exercisable shall terminate on and shall not be exercisable after the earlier to occur of (i) the expiration date of such Option, or (ii) five years after the date on which such Optionee ceases to be performing services for the Company due to Disability or Retirement; provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Prior to the earlier of such date, such Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date such Optionee's service ceases due to Disability or Retirement.

                  (c) Death. In the event of the death of the Optionee while he is performing services for the Company, any Option or unexercised portion thereof granted to him which is otherwise exercisable may be exercised by his Beneficiary at any time prior to the expiration of five years from the date of death of such Optionee, but in no event later than the date of expiration of the option period. In the event of the death of the Optionee within five years after the date on which such Optionee ceased performing services for the Company due to his Disability or Retirement as provided in subsection (b), any Option or unexercised portion thereof granted to him which is otherwise exercisable may be exercised by his Beneficiary at any time prior to the expiration of two years from the date of death of such Optionee, but in no event later than the date of expiration of the option period; provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Such exercise shall be effected pursuant to the terms of this Section as if such Beneficiary is the named Optionee.

         6.10 Restrictions on Transfer and Exercise of Options. No Option shall be assignable or transferable by the Optionee except by transfer to a Beneficiary upon the death of the Optionee, and any purported transfer (other than as excepted above) shall be null and void. After the death of an Optionee and upon the death of the optionee's Beneficiary, an Option shall be transferred only by will or by the laws of descent and distribution. During the lifetime of an Optionee, the Option shall be exercisable only by him; provided, however, that in the event the optionee is incapacitated and unable to exercise Options, such Options may be exercised by such Optionee's legal guardian, legal representative, fiduciary or other representative whom the Committee deems appropriate based on applicable facts and circumstances.

         6.11 Rights as a Shareholder. An Optionee shall have no rights as a shareholder with respect to shares covered by his Option until date of the issuance of the shares to him and only after the Option Price of such shares is fully paid. Unless specified in Article 7, no adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance.

         6.12 No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

         6.13 Acceleration. The Committee shall at all times have the power to accelerate the vesting date of Options previously granted under this Plan.

                                    ARTICLE 7
                   Adjustments Upon Changes in Capitalization

         7.1 Recapitalization. In the event that the outstanding shares of the Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in shares of the Common Stock, the following rules shall apply:

                  (a) The Committee shall make an appropriate adjustment in the number and kind of shares available for the granting of Options under the Plan.

                  (b) The Committee also shall make an appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable; any such adjustment in any outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Option and with a corresponding adjustment in the Option Price per share. No fractional shares shall be issued or optioned in making the foregoing adjustments, and the number of shares available under the Plan or the number of shares subject to any outstanding Options shall be the next lower number of shares, rounding all fractions downward.

                  (c) If any rights or warrants to subscribe for additional shares are given pro rata to holders of outstanding shares of the class or classes of stock then set aside for the Plan, each Optionee shall be entitled to the same rights or warrants on the same basis as holders of the outstanding shares with respect to such portion of his Option as is exercised on or prior to the record date for determining shareholders entitled to receive or exercise such rights or warrants.

         7.2 Reorganization. Subject to any required action by the shareholders, if the Company shall be a party to any reorganization involving merger, consolidation, acquisition of the stock or acquisition of the assets of the Company, the Committee, in its discretion, may declare that:

                  (a) any Option granted but not yet exercised shall pertain to and apply, with appropriate adjustment as determined by the Committee, to the securities of the resulting corporation to which a holder of the number of shares of the Common Stock subject to such Option would have been entitled;

                  (b) any or all outstanding Options granted hereunder shall becOme immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws); and/or

                  (c) any or all Options granted hereunder shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws) and are to be terminated after giving at least 30 days notice to the Optionees to whom such Options have been granted.

         7.3 Dissolution and Liquidation. If the Board adopts a plan of dissolution and liquidation that is approved by the shareholders of the Company, the Committee shall give each Optionee written notice of such event at least ten days prior to its effective date, and the rights of all Optionees shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws).

         7.4 Limits on Adjustments. Any issuance by the Company of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of the Common Stock subject to any Option, except as specifically provided otherwise in this Article. The grant of Options pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets. All adjustments the Committee makes under this Article shall be conclusive.

                                    ARTICLE 8
                Agreement by Optionee and Securities Registration

         8.1 Agreement. If, in the opinion of counsel to the Company, such action is necessary or desirable, no Options shall be granted to any Optionee, and no Option shall be exercisable, unless, at the time of grant or exercise, as applicable, such Optionee (i) represents and warrants that he will acquire the Common Stock for investment only and not for purposes of resale or distribution, and (ii) makes such further representations and warranties as are deemed necessary or desirable by counsel to the Company with regard to holding and resale of the Common Stock. The Optionee shall, upon the request of the Committee, execute and deliver to the Company an agreement or affidavit to such effect. Should the Committee have reasonable cause to believe that such Optionee did not execute such agreement or affidavit in good faith, the Company shall not be bound by the grant of the Option or by the exercise of the Option. All certificates representing shares of Common Stock issued pursuant to the Plan shall be marked with the following restrictive legend or similar legend, if such marking, in the opinion of counsel to the Company, is necessary or desirable:

                  The shares represented by this certificate [have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state] [and] [are held by an "affiliate" (as such term is defined in Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended) of the Corporation]. Accordingly, these shares may not be sold, hypothecated, pledged or otherwise transferred except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, and any applicable securities laws or regulations of any state with respect to such shares, (ii) in accordance with Securities and Exchange Commission Rule 144, or (iii) upon the issuance to the
                  Corporation of a favorable opinion of counsel or the submission to the Corporation of such other evidence as may be satisfactory to the Corporation that such proposed sale, assignment, encumbrance or other transfer 'will not be in violation of the Securities Act of 1933, as amended, or any applicable securities laws of any state or any rules or regulations thereunder. Any aflempted transfer of this certificate or the shares represented hereby which is in violation of the preceding restrictions will not be recognized by the Corporation, nor will any transferee be recognized as the owner thereof by the Corporation.

If the Common Stock is (A) held by an Optionee who is not an "affiliate," as that terrn is defined in Rule 144 of the 1933 Act, or who ceases to be an "affiliate," or (B) registered under the 1933 Act and all applicable state securities laws and regulations as provided in Section 8.2, the Commiflee, in its discretion and with the advice of counsel, may dispense with or authorize the removal of the restrictive legend set forth above or the portion thereof which is inapplicable.

         8.2 Registration. In the event that the Company in its sole discretion shall deem it necessary or advisable to register, under the 1933 Act or any state securities laws or regulations, any shares with respect to which Options have been granted herernder, then the Company shall take such action at its own expense before delivery of the certificates representing such shares to an Optionee. In such event, and if the shares of Common Stock of the Company shall be listed on any national securities exchange or on NASDAQ at the time of the exercise of any Option, the Company shall make prompt application at its own expense for the listing on such stock exchange or NASDAQ of the shares of Common Stock to be issued.

                                    ARTICLE 9
                                 Effective Date

         The Plan shall be effective as of the Effective Date, and no Options shall be granted hereunder prior to said date.

                                   ARTICLE 10
                            Amendment and Termination

         10.1 Amendment and Termination By the Board. Subject to Section 10.2 below, the Board shall have the power at any time to add to, amend, modify or repeal any of the provisions of the Plan, to suspend the operation of the entire Plan or any of its provisions for any period or periods or to termrnate the Plan in whole or in part. In the event of any such action, the Committee shall prepare written procedures which, when approved by the Board, shall govern the administration of the Plan resulting from such addition, amendment, modification, repeal, suspension or termination.

         10.2 Restrictions on Amendment and Termination. Notwithstanding the provisions of Section 10.1 above, no addition, amendment, modification, repeal, suspension or termination shall adversely affect, in any way, the rights of the Optionees who have outstanding Options without the consent of such Optionees.

                                   ARTICLE 11
                            Miscellaneous Provisions

         11.1 Application of Funds. The proceeds received by the Company from the sale of the Common Stock subject to the Options granted hereunder will be issued for general corporate purposes.

         11.2 Notices. All notices or other communications by an Optionee to the Committee pursuant to or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee at the location, or by the person, designated by the Committee for the receipt thereof.

         11.3 Term of Plan. Subject to the terms of Article 10, the Plan shall terminate upon the later of(i) the complete exercise or lapse of the last outstanding Stock Right, or (ii) the last date upon which Options may be granted hereunder.

         11.4 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of South Carolina.

         11.5 Additional Provisions By Committee. The Option Agreements authorized under the Plan may contain such other provisions, including, without limitation, restrictions upon the exercise of an Option, as the Committee shall deem advisable.

         11.6 Plan Document Controls. In the event of any conflict between the provisions of an Option Agreement and the Plan, the Plan shall control.

         11.7 Gender and Number. Wherever applicable, the masculine pronoun shall include the definine pronoun, and the singular shall include the plural.

         11.8 Headings. The titles in this Plan are inserted for convenience of reference; they constitute no part of the Plan and are not to be considered in the construction hereof.

         11.9 Legal References. Any references in this Plan to a provision of law which is, subsequent to the Effective Date of this Plan, revised, modified, finalized or redesignated, shall automatically be deemed a reference to such revised, modified, finalized or redesignated provision of law.

         11.10 No Rights to Continued Service. Nothing contained in the Plan, or any modification thereof, shall be construed to give any individual any rights to perform services with the Companyor any parent or subsidiary corporation of the Company.

         11.11 Unfunded Arrangement. The Plan shall not be funded, and except for reserving a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any grant under the Plan.

                               ADOPTED BY BOARD OF DIRECTORS ON JANUARY 30, 1996

                                   PROXY CARD

                          THE SEIBELS BRUCE GROUP, INC.

                                  P. O. Box One
                         Columbia, South Carolina 29201


    Proxy Solicitation on Behalf of the Board of Directors of the Company for the Special Meeting of Shareholders on June 14, 1996

     The undersigned hereby appoints Ernst N. Csiszar and John A. Weitzel and each or either of them, as proxies, with full power of substitution, to vote all shares of the Common Stock of The Seibels Bruce Group, Inc. which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on June 14, 1996 and at any adjournment thereof, upon the items described in the Proxy Statement. The undersigned acknowledges receipt of notice of the Meeting and of the Proxy Statement.

Proxies will be voted in accordance with any instructions indicated above. If no specification is made the Proxy will be voted FOR the Proposals. This Proxy is revocable any time prior to its use. The Board of Directors recommends a vote FOR all proposals.

                   (Continued and to be signed on other side)

[X] Please mark for your votes as in this example.

FOR
AGAINST
ABSTAIN

1.       To increase the
         authorized Common Stock
         from 25,000,000 to
         50,000,000 and to amend
         the Articles of
         Incorporation
         accordingly.
____
_____
____

2.       To approve the issuance
         of 6,250,000 Powers
         Shares and 6,250,000
         Powers Option Shares
____
____
____

3.       To grant full and
         unlimited voting rights
         to all 12,500,000 shares
         to be purchased by the
         Powers.
____
____
____

4.       To increase the number of
         directors of the Company from
         11 to 18.
____
____
____

5.       To adopt the 1995 Non-
         Employee Directors Stock
         Option Plan.
____
____
____

6.       To adopt the 1996
         Employee Stock Option
         Plan.
____
____
____

7.       To adopt the 1995 Stock
         Option Plan for
         Independent Agents.
____
____
____


SIGNATURE__________________________________DATE_____________


SIGNATURE__________________________________DATE_____________
NOTE: Signatures should agree with name on stock, as shown hereon. Officers, fiduciaries, etc. should so indicate. When shares are held in the names of more than one person, each person should sign the proxy.

                            (PROXY CARD REVERSE SIDE)